Exhibit 10.1

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 30, 2022

among

ACUTUS MEDICAL, INC.,

as the Borrower,

THE LENDERS FROM TIME TO TIME PARTY HERETO

AND

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as the Administrative Agent

THE LOANS HEREUNDER ARE BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THE LOANS MAY BE OBTAINED FROM THE BORROWER BY CONTACTING THE ADDRESS OF THE BORROWER SPECIFIED ON SCHEDULE 10.2 TO THE DISCLOSURE LETTER.

TABLE OF CONTENTS

-i-

-ii-

-iii-

SCHEDULES:

Schedule 2.1		Commitments and Applicable Percentages

EXHIBITS:

Exhibit A	-	Form of Promissory Note
Exhibit B	-	Form of Loan Request
Exhibit C	-	Form of Compliance Certificate
Exhibit D	-	Form of Guarantee
Exhibit E	-	Form of Security Agreement
Exhibit F	-	Form of Assignment and Assumption
Exhibit G	-	Form of Warrant
Exhibit H	-	Form of Intercompany Debt Subordination Agreement
Exhibit I	-	Form of Registration Rights Agreement

-iv-

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 30, 2022 (as amended, supplemented or otherwise modified from time to time after the Amendment and Restatement Closing Date, this “Agreement”), is by and among ACUTUS MEDICAL, INC., a Delaware corporation (the “Borrower”), the Lenders (defined herein), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent. The Borrower and each Lender are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Borrower, Administrative Agent, Orbimed Royalty Opportunities II, LP (“Orbimed”), and Deerfield Private Design Fund III, L.P. (“DPDF3”; and collectively with Orbimed, the “Existing Lenders”) are parties to that certain Credit Agreement, dated as of May 20, 2019 (the “Initial Closing Date”) (as heretofore amended or otherwise modified prior to the Amendment and Restatement Closing Date, the “Existing Credit Agreement”), pursuant to which the Existing Lenders made a term loan to the Borrower in the aggregate principal amount of $40,000,000 (the “Initial Loan”);

WHEREAS, the Borrower has entered into the MDT Sale Agreement (as defined below), whereby Borrower has agreed to sell certain assets to Medtronic, Inc. (“MDT”) pursuant to the terms and conditions of such agreement (the “MDT Asset Sale”);

WHEREAS, the Borrower is repaying (x) in cash in full all of the Obligations (as defined in the Existing Credit Agreement) owed to Orbimed pursuant to the Existing Credit Agreement and other Loan Documents (as defined in the Existing Credit Agreement) and (y) in cash a portion of the Obligations (as defined in the Existing Credit Agreement) owed to DPDF3 pursuant to the Existing Credit Agreement and other Loan Documents (as defined in the Existing Credit Agreement), consisting of $2,500,000 of the aggregate unpaid principal amount of the Initial Loan provided by DPDF3 and all accrued interest, fees and expenses that would be owed to DPDF3 assuming all of its Initial Loan was repaid in full by the Borrower on the Amendment and Restatement Closing Date; and

WHEREAS, the Borrower has requested, and the Lenders (which includes DPDF3) have agreed, upon and subject to the conditions set forth herein, to make, refinance or otherwise continue and/or maintain a term loan (the “Amendment and Restatement Term Loan”) in an aggregate principal amount equal to $35,000,000 (the “Refinancing” and, together with the MDT Asset Sale, the “Transactions”), which Amendment and Restatement Term Loan shall include the remaining aggregate unpaid principal amount of the Initial Loan provided by DPDF3 (the “Rollover Lender”) and not prepaid by the Borrower on the Amendment and Restatement Closing Date equal to $17,500,000 (the “Rollover Amount”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree, subject to satisfaction (or waiver by the requisite Lenders) of the conditions set forth in Article V hereof, to amend and restate the Existing Credit Agreement in its entirety as follows:

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1 Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” means Wilmington Trust, National Association, in its capacity as administrative agent under any of the Credit Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.2 to the Disclosure Letter or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Agreed Disclosure Process” is defined in Section 7.14(c).

“Affiliate” of any Person means any other Person which, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. “Control” (and its correlatives) by any Person means (a) the power of such Person, directly or indirectly, (i) to vote 10% or more of the Voting Securities (determined on a fully diluted basis) of another Person or (ii) to direct or cause the direction of the management and policies of such other Person (whether by contract or otherwise), or (b) ownership by such Person of 10% or more of the Capital Securities of another Person. With respect to a Lender, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Lender shall, for purposes hereof, be deemed to be an Affiliate of such Lender. Notwithstanding the foregoing, none of the Lenders shall constitute an Affiliate of the Borrower or any of its Subsidiaries.

“Agency Fee Letter” means the fee letter, originally dated as of May 20, 2019, and amended and restated as of the Amendment and Restatement Closing Date, between the Borrower and Wilmington Trust, as Administrative Agent.

“Agreement” is defined in the preamble.

“Amendment and Restatement Closing Date” means June 30, 2022.

“Amendment and Restatement Term Loan” is defined in the recitals.

“Applicable Margin” means 9.00%.

“Applicable Percentage” means, with respect to any Lender at any time, with respect to such Lender’s portion of the outstanding Loans at any time, the percentage of the outstanding principal amount of the Loans held by such Lender at such time. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.10(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit F hereto or any other form approved by the Administrative Agent.

“Assignment Effective Date” is defined in Section 10.10(a).

“Authorized Officer” means, relative to the Borrower or any of the Subsidiaries, those of its officers, general partners, managers or managing members (as applicable) whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 5.2.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 4.6.

“Benchmark” means, initially, Term SOFR; provided that, if a Benchmark Transition Event has occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.6.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Benchmark Replacement” the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent (at the direction of the Required Lenders) and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent (at the direction of the Required Lenders) and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body, or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” means a date and time determined by the Administrative Agent (at the direction of the Required Lenders), which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:

(a)       in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)       in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)       a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the F.R.S Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component) which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.6 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.6.

“Benefit Plan” means any employee benefit plan, as defined in section 3(3) of ERISA, that either: (a) is a “multiemployer plan,” as defined in section 3(37) of ERISA, (b) is subject to section 412 of the Code, section 302 of ERISA or Title IV of ERISA, or (c) provides welfare benefits to terminated employees, other than to the extent required by section 4980B(f) of the Code and the corresponding provisions of ERISA.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Borrower” is defined in the preamble.

“Business Day” means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York or a day on which the Securities Industry and Financial Markets Association recommends that fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Capital Securities” means, with respect to any Person, all shares of, interests or participations in, or other equivalents in respect of (in each case however designated, whether voting or non-voting), of such Person’s capital stock, whether now outstanding or issued after the Amendment and Restatement Closing Date.

“Capitalized Lease Liabilities” means, with respect to any Person, all monetary obligations of such Person and its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty; provided, however, that all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions, calculations and covenants for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in accordance with GAAP.

“Cash Equivalent Investment” means, at any time:

(a)               any direct obligation of (or unconditionally guaranteed by) the United States (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States) maturing not more than one year after such time;

(b)               commercial paper maturing not more than one year from the date of issue, which is issued by a corporation (other than an Affiliate of the Borrower or any of its Subsidiaries) organized under the Laws of any state of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody’s;

(c)               any certificate of deposit, demand or time deposit or bankers acceptance, maturing not more than one year after its date of issuance, which is issued by or placed with any bank or trust company organized under the Laws of the United States (or any state thereof) and which has (i) a credit rating of A2 or higher from Moody’s or A or higher from S&P and (ii) a combined capital and surplus greater than $500,000,000; or

(d)               investments in money market mutual funds at least 95% of the assets of which are comprised of securities of the types described in clauses (a) through (c) of this definition.

“Casualty Event” means the damage, destruction or condemnation, as the case may be, of property of any Person or any of its Subsidiaries.

“cGCP” means the then current Good Clinical Practices that establish the national and international ethical and scientific quality standards for designing, conducting, recording and reporting clinical trials that are promulgated or endorsed for the United States by the FDA (including through ICH E6 and 21 CFR Parts 50, 54, 56 and 312) and for outside the United States by comparable Governmental Authorities.

“Change in Control” means and shall be deemed to have occurred if: (a) any “person” or “group” (within the meaning of Rule 13d-5 of the Exchange Act) shall acquire or own, directly or indirectly, beneficially or of record, determined on a fully diluted basis, more than 40% of the Voting Securities of the Borrower; (b) a majority of the seats (other than vacant seats) on the board of directors (or equivalent) of the Borrower shall at any time be occupied by persons who were neither (i) nominated, appointed or approved by the board of directors of the Borrower nor (ii) appointed by directors so nominated, appointed or approved; (c) the Borrower shall cease to directly own, beneficially and of record, 100% of the issued and outstanding Capital Securities of the Subsidiaries (other than directors’ qualifying shares or similar shares as required by applicable Law); or (d) a “Major Transaction” (as defined in any Lender Warrant) shall occur.

“Change in Law” means the occurrence, after the Amendment and Restatement Closing Date, of any of the following: (a) the adoption or taking effect of any Law, rule, regulation or treaty; (b) any change in any Law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

“Closing Date Certificate” means a closing date certificate executed and delivered by an Authorized Officer of the Borrower in accordance with Section 5.3.

“CMS” means the U.S. Centers for Medicare & Medicaid Services.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” is defined in the Security Agreement.

“Commitment” means, as to each Lender, such Lender’s obligation (if any) to make Loans hereunder.

“Commitment Amount” means, as to each Lender, its obligation to make (or, to the extent such Lender is a Rollover Lender, to maintain and/or continue) a portion of the Amendment and Restatement Term Loan to the Borrower pursuant to Section 2.1, in the principal amount set forth opposite such Lender’s name on Schedule 2.1. The aggregate principal amount of the Commitment Amount of all of the Lenders as in effect on the Amendment and Restatement Closing Date is $35,000,000.

“Commitment Fee” is defined in Section 3.10.

“Common Stock” means the common stock, $0.001 par value per share, of the Borrower

“Compliance Certificate” means a certificate duly completed and executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

“Confidential Information” means any and all information or material (whether written or oral, or in electronic or other form) that, at any time before, on or after the Amendment and Restatement Closing Date, has been or is provided or communicated to the Receiving Party by or on behalf of the Disclosing Party pursuant to this Agreement or in connection with the transactions contemplated hereby, and shall include the existence and terms of this Agreement, other than any such information that is available to the Receiving Party on a non-confidential basis prior to disclosure by the Disclosing Party.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, and other technical, administrative or operational matters) that the Administrative Agent (at the direction of the Required Lenders) reasonably decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent (at the direction of the Required Lenders) reasonably decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent (at the direction of the Required Lenders) reasonably determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent (at the direction of the Required Lenders) reasonably decides is necessary in connection with the administration of this Agreement and the other Loan Documents).

“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the stated or determined amount of the outstanding debt, obligation or other liability guaranteed thereby, or if not stated or determinable, the maximum reasonably anticipated amount of such debt, obligation or other liability as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount for which such Person may be liable under the applicable agreement, undertaking or arrangement.

“Control” is defined within the definition of “Affiliate.”

“Controlled Account” is defined in Section 7.13(a).

“Copyrights” means all copyrights, whether statutory or common law, and all exclusive and nonexclusive licenses from third parties or rights to use copyrights owned by such third parties, along with any and all (a) renewals, revisions, extensions, derivative works, enhancements, modifications, updates and new releases thereof, (b) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect thereto, including damages and payments for past, present or future Infringements thereof, (c) rights to sue for past, present and future Infringements thereof, and (d) foreign copyrights and any other rights corresponding thereto throughout the world.

“Copyright Security Agreement” means any Copyright Security Agreement executed and delivered by the Borrower or any of the Subsidiaries in substantially the form of Exhibit C to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Covered Party” is defined in Section 10.20.

“Credit Documents” means the Loan Documents other than the Investment Documents.

“Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction.

“Device” means any instrument, apparatus, implement, machine, contrivance, implant, in vitro reagent, or other similar or related article, including any component, part, or accessory which is (a) intended for use in the diagnosis of disease or other conditions, or in the cure, mitigation, treatment, or prevention of disease, in man or other animals, or (b) intended to affect the structure or any function of the body of man or other animals; and which does not achieve its primary intended purposes through chemical action within or on the body of man or other animals and which is not dependent upon being metabolized for the achievement of its primary intended purposes.

“Disclosing Party” means the Party disclosing Confidential Information.

“Disclosure Letter” means the disclosure letter, dated as of the Amendment and Restatement Closing Date (as supplemented by the Borrower pursuant to the terms of this Agreement), delivered by the Borrower to the Administrative Agent for the benefit of the Lenders.

“Disposition” (or words of similar import such as “Dispose”) means any sale, transfer, lease, license, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the Borrower’s or its Subsidiaries’ assets (including accounts receivable and Capital Securities of Subsidiaries, but excluding, for the avoidance of doubt, the issuance of Capital Securities of the Borrower, or sale of treasury Capital Securities of the Borrower, in each case by the Borrower) to any other Person (other than to the Borrower or any of the Guarantors) in a single transaction or series of transactions.

“Disqualified Capital Securities” shall mean any Capital Securities that, by their terms (or by the terms of any security or other Capital Securities into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Capital Securities), pursuant to a sinking fund obligation or otherwise (except as a result of a Change in Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change in Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitment), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Capital Securities) (except as a result of a Change in Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change in Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitment), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into or exchangeable for Indebtedness or any other Capital Securities that would constitute Disqualified Capital Securities, in each case of clauses (a) through (d), prior to the date that is 181 days after the Maturity Date; provided that, if such Capital Securities are issued pursuant to a plan for the benefit of employees of the Borrower or any of its Subsidiaries, or by any such plan to such employees, such Capital Securities shall not constitute Disqualified Capital Securities solely because they may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Division/Series Transaction” means, with respect to any Person that is a limited liability company organized under the Laws of the State of Delaware, that any such Person (a) divides into two or more Persons (whether or not the original Person survives such division) or (b) creates, or reorganizes into, one or more series, in each case, as contemplated under the Laws of the State of Delaware.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country”means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.10(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.10(b)(iii)).

“Eligible Market” means the NASDAQ Global Market, the NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange, the NYSE American, the OTC Bulletin Board, the OTCQX Market or OTCQB Market (or, in each case, any successor thereto).

“Environmental Laws” means all federal, state, local or international laws, statutes, rules, regulations, codes, directives, treaties, requirements, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, natural resources, Hazardous Material or health and safety matters.

“Environmental Liability” means any liability, loss, claim, suit, action, investigation, proceeding, damage, commitment or obligation, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of or affecting the Borrower or any Subsidiary directly or indirectly arising from, in connection with or based upon (a) any Environmental Law or Environmental Permit, (b) the generation, use, handling, transportation, storage, treatment, recycling, presence, disposal, Release or threatened Release of, or exposure to, any Hazardous Materials, or (c) any contract, agreement, penalty, order, decree, settlement, injunction or other arrangement (including operation of Law) pursuant to which liability is assumed, entered into, inherited or imposed with respect to any of the foregoing.

“Environmental Permit” is defined in Section 6.7(c).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means, as applied to any Person, (a) any corporation that is a member of a controlled group of corporations within the meaning of section 414(b) of the Code of which that Person is a member, (b) any trade or business (whether or not incorporated) that is a member of a group of trades or businesses under common control within the meaning of section 414(c) of the Code of which that Person is a member, or (c) any member of an affiliated service group within the meaning of section 414(m) or 414(o) of the Code of which that Person, any corporation described in clause (a) above or any trade or business described in clause (b) above is a member.

“Event of Default” is defined in Section 9.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

“Excluded Accounts” is defined in Section 7.13(a).

“Existing Credit Agreement” is defined in the recitals.

“Existing Lender” is defined in the recitals.

“Exit Fee” is defined in Section 3.8.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Amendment and Restatement Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FDA” means the U.S. Food and Drug Administration and any successor entity.

“FD&C Act” means the U.S. Food, Drug, and Cosmetic Act (or any successor thereto), as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that, if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day.

“Fiscal Quarter” means a quarter ending on the last day of March, June, September or December.

“Fiscal Year” means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the “2022 Fiscal Year”) refer to the Fiscal Year ending on December 31 of such calendar year.

“Floor” means 2.50%.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“FTC Act” means the Federal Trade Commission Act, as amended.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any national, supranational, federal, state, county, provincial, local, municipal, territorial or other government or political subdivision thereof, whether domestic or foreign, and any agency, authority, commission, Notified Body, ministry, instrumentality, regulatory body, court, tribunal, arbitrator, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to any such government. For the avoidance of doubt, Governmental Authority shall include the SEC, the Principal Market, the Financial Industry Regulatory Authority and any agency, branch or other governmental body, entity or panel charged with the responsibility and/or vested with the authority to administer and/or enforce any health care Laws, including any Medicare or Medicaid administrators, contractors, intermediaries or carriers.

“Guarantee” means the guarantee executed and delivered by an Authorized Officer of each Guarantor, substantially in the form of Exhibit D hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Guarantor” means any Person that signs a Guarantee, which shall include all Material Subsidiaries.

“Hazardous Material” means any material, substance, chemical, mixture or waste which is capable of damaging or causing harm to any living organism, the environment or natural resources, including all explosive, special, hazardous, polluting, toxic, industrial, dangerous, biohazardous, medical, infectious or radioactive substances, materials or wastes, noise, odor, electricity or heat, and including petroleum or petroleum products, byproducts or distillates, asbestos or asbestos-containing materials, urea formaldehyde, polychlorinated biphenyls, radon gas, ozone-depleting substances, greenhouse gases, and all other substances or wastes of any nature regulated pursuant to any Environmental Law or as to which any Governmental Authority requires investigation, reporting or remedial action.

“Hedging Obligations” means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

“herein,” “hereof,” “hereto,” “hereunder” and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

“IDE” means an Investigational Device Exemption, as defined in the FD&C Act.

“Illegality Notice” is defined in Section 4.6.

“including” and “include” means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the Parties agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

“Indebtedness” of any Person means:

(a)               all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

(b)               all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person;

(c)               all Capitalized Lease Liabilities of such Person and all obligations of such Person arising under Synthetic Leases;

(d)               net Hedging Obligations of such Person;

(e)               all obligations of such Person in respect of Disqualified Capital Securities;

(f)                whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person), and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

(g)               all Contingent Liabilities of such Person in respect of any of the foregoing.

The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Liabilities” is defined in Section 10.4.

“Indemnified Parties” is defined in Section 10.4.

“Infringement” and “Infringes” mean the misappropriation or other violation of know-how, trade secrets, confidential information, or Intellectual Property.

“Initial Closing Date” is defined in the recitals.

“Initial Lenders” means DPDF3 and the New Lender, and each of its Approved Funds and Affiliates.

“Initial Loan” is defined in the recitals.

“Inside Information” is defined in Section 7.14(a).

“Insolvency Event” is defined in Section 9.1(h)(iv).

“Intellectual Property” means all: (a) Patents, all patent applications and invention disclosure documents of any type, registrations and renewals, reissues, reexaminations and patent rights in any lawful form thereof; (b) Trademarks; (c) Copyrights and other works of authorship (registered or unregistered), and all applications, registrations and renewals therefor; (d) Product Agreements; (e) computer software, databases, data and documentation; (f) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, inventions, manufacturing processes and techniques, research and development information, data and other information included in or supporting Regulatory Authorizations; (g) financial, marketing and business data, pricing and cost information, business, finance and marketing plans, customer and prospective customer lists and information, and supplier and prospective supplier lists and information; (h) other intellectual property or similar proprietary rights; (i) copies and tangible embodiments of any of the foregoing (in whatever form or medium); and (j) any and all improvements to any of the foregoing which is owned, assigned to or could by contract be owned or assigned to the Borrower, its Subsidiaries or their respective agents.

“Interest Period” means: (a) initially, the period beginning on (and including) the date on which the Amendment and Restatement Term Loan is made hereunder pursuant to Section 2.3 and ending on (but not including) the last Business Day of the calendar month in which the Loan was made; and (b) thereafter, the period beginning on (and including) the last Business Day of the immediately preceding calendar month and ending on the earlier of (i) (but not including) the last Business Day of such calendar month and (ii) (and including) the Maturity Date.

“Investigational Application” means an authorization to commence human clinical studies or distribute an investigational product, including (a) an investigational device exemption (IDE), (b) an abbreviated IDE as specified in FDA regulations in 21 C.F.R. § 812.2(b), (c) any equivalent of a United States IDE in other countries or regulatory jurisdictions, (d) all amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing and (e) all related documents and correspondence thereto, including documents and correspondence with Institutional Review Boards (IRBs).

“Investment” means, relative to any Person, (a) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person, (b) Contingent Liabilities in favor of any other Person, and (c) any Capital Securities held by such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

“Investment Documents” means, collectively, the Lender Warrants, the Warrant Purchase Agreement and the Registration Rights Agreement.

“Key Permits” means all Permits relating to the Products, which Permits are material to the business of the Borrower and its Subsidiaries, taken as a whole.

“knowledge” of the Borrower means the actual knowledge of any officer of the Borrower or any Subsidiary, after due inquiry.

“Laws” is defined in Section 6.18(a).

“Lender” means each Person identified as a “Lender” on the signature pages hereto and its successors and permitted assigns, which shall include, for the avoidance of doubt, each Rollover Lender.

“Lender Warrants” means those certain warrants to purchase shares of the Borrower’s common stock issued to the Lenders on the Amendment and Restatement Closing Date and substantially in the form of Exhibit G hereto.

“Lending Office” means, as to any Lender, the office address of such Lender and, as appropriate, account of such Lender set forth on Schedule 10.2 to the Disclosure Letter or such other address or account as such Lender may from time to time notify the Borrower and the Administrative Agent.

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

“Liquidity” means, at any time, an amount determined for the Borrower equal to the sum of unrestricted cash-on-hand and Cash Equivalent Investments of the Borrower, to the extent held in a Controlled Account located in the United States.

“Loan Documents” means, collectively, the Investment Documents, this Agreement, any Notes, the Security Agreement, the Agency Fee Letter, the Disclosure Letter, the Perfection Certificate, each other agreement pursuant to which a Lien is granted to secure the Obligations (including any mortgages or other documents entered into pursuant to Section 7.8), any Guarantee, and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“Loan Request” means a Loan request and certificate duly executed by an Authorized Officer of the Borrower substantially in the form of Exhibit B hereto.

“Loans” means the Amendment and Restatement Term Loan.

“Material Adverse Effect” means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the rights and remedies of any Secured Party under any Loan Document or (c) the ability of the Borrower or any Subsidiary to perform its material Obligations under any Loan Document.

“Material Agreements” means: (a) each contract or agreement to which the Borrower or any Subsidiary is a party involving either contractual obligations to pay or has resulted in aggregate payments of more than $1,000,000, whether such payments are being made by the Borrower or any Subsidiary to a non-Affiliated Person, or by a non-Affiliated Person to the Borrower or any Subsidiary; and (b) all other contracts or agreements, individually or in the aggregate, material to the business, operations, assets, prospects, condition (financial or otherwise), performance or liabilities of the Borrower or any Subsidiary.

“Material Subsidiary” means each Subsidiary which: (a) is organized under the laws of the United States, any state thereof, or the District of Columbia; (b) holds right, title or interest in any Intellectual Property; (c) holds or maintains any material Regulatory Authorization, whether now in effect or hereafter issued by any Regulatory Agency, other than a Regulatory Authorization directly related to its own business operations, or holds or maintains any Key Permits received from the FDA or any CE mark, in any case whether now in effect or hereafter issued; (d) conducts business operations other than commercial sales and general and administrative functions (including accounting, regulatory and finance functions) directly related to such commercial sales operations; (e) is party to any Material Agreement (other than leases of real property) other than any Material Agreement between such Subsidiary and the Borrower or another Subsidiary; (f) subject to the last sentence of this definition with respect to the Specified Subsidiaries, has, together with its Subsidiaries, assets with a book value or fair market value exceeding the lesser of (x) $3,000,000 in the aggregate and (y) 3.0% of the consolidated total assets of the Borrower and its Subsidiaries; provided that, if at any time the aggregate book value or the aggregate fair market value of the assets attributable to all Subsidiaries that are not Material Subsidiaries exceeds the threshold referred to above, the Borrower shall designate sufficient Subsidiaries as “Material Subsidiaries” to eliminate such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute “Material Subsidiaries”; (g) has cash and Cash Equivalent Investments exceeding $500,000 individually for a period of more than 15 calendar days (excluding cash or Cash Equivalent Investments in Excluded Accounts); provided that, if at any time the aggregate amount of cash and Cash Equivalent Investments attributable to all Subsidiaries that are not Material Subsidiaries exceeds $500,000, the Borrower shall designate sufficient Subsidiaries as “Material Subsidiaries” to eliminate such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute “Material Subsidiaries”; (h) subject to the last sentence of this definition with respect to the Specified Subsidiaries, as of the most recent Fiscal Quarter of the Borrower, for the period of four consecutive Fiscal Quarters then ended, contributed greater than 10% of the Revenue Base for such period; provided that, if at any time the aggregate portion of the Revenue Base attributable to all Subsidiaries that are not Material Subsidiaries exceeds 10% of the Revenue Base for any such period, the Borrower shall designate sufficient Subsidiaries as “Material Subsidiaries” to eliminate such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute “Material Subsidiaries;” or (i) any Subsidiary that qualifies or is designated as a Material Subsidiary notwithstanding such Subsidiary, from time to time, no longer qualifying as a Material Subsidiary pursuant to clauses (a) through (h) above or the last sentence of this definition. Notwithstanding clauses (f) and (h) above, contrary, no Specified Subsidiary shall constitute a “Material Subsidiary” until such Specified Subsidiary would constitute a Material Subsidiary under any of clauses (a), (b), (c), (d), (e), (g) and (i) above or has assets with a book value or fair market value exceeding 8.5% of the consolidated total assets of the Borrower and its Subsidiaries as of the last day of each of the two most recently ended Fiscal Quarters of the Borrower; provided further that, if at any time the aggregate book value or the aggregate fair market value of the assets attributable to all Specified Subsidiaries that are not Material Subsidiaries exceeds the threshold referred to above as of the last day of each of the two most recently ended Fiscal Quarters of the Borrower, the Borrower shall designate sufficient Specified Subsidiaries as “Material Subsidiaries” to eliminate such excess, and such designated Specified Subsidiaries shall for all purposes of this Agreement constitute “Material Subsidiaries”.

“Maturity Date” means June 30, 2027.

“MDT” is defined in the recitals.

“MDT Asset Sale” is defined in the recitals.

“MDT Sale Agreement” means the Asset Purchase Agreement, dated as of April 26, 2022, by and between the Borrower and MDT, as such agreement may be amended, supplemented, waived or other modified not in violation of Section 8.9.

“Moody’s” means Moody’s Investors Service, Inc., and any successor thereto.

“Necessary Disclosure” is defined in Section 7.14(c).

“Net Asset Sales Proceeds” means, with respect to a Disposition (other than Dispositions of inventory permitted by Section 8.8(a) and the Disposition described in Section 8.8(d)) after the Amendment and Restatement Closing Date by the Borrower or any Subsidiary to any Person of any assets of the Borrower or its Subsidiaries, the excess of gross cash proceeds received by the Borrower or any Subsidiary from such Disposition over all reasonable and customary costs, fees and expenses, and including Taxes payable (or estimated in good faith to be payable) by the recipient of such proceeds, incurred in connection with such Disposition which have not been paid to Affiliates of the Borrower in connection therewith, but excluding any proceeds required to be paid to a creditor (other than the Lenders) which holds a first priority Lien securing Purchase Money Indebtedness and Capitalized Lease Liabilities permitted by Section 8.3 on the property which is the subject of such Disposition.

“Net Casualty Proceeds” means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower or any of the Subsidiaries in connection with such Casualty Event (other than proceeds that are used to repair or replace the assets subject to such Casualty Event within 180 days of receipt of such proceeds with respect to such Casualty Event with like or similar assets of substantially equal or better value and utility) in excess of $500,000, individually or in the aggregate, through the Termination Date (in each case net of all reasonable and customary collection expenses thereof and Taxes payable with respect thereto), but excluding any proceeds or awards required to be paid to a creditor (other than to the Lenders as required by the Loan Documents) which holds a first priority Lien permitted by Section 8.3(e) on the property which is the subject of such Casualty Event.

“Net Revenue” means net revenue from commercial sales of Products by the Borrower and its Subsidiaries, as determined in accordance with GAAP. Net Revenue shall be determined in a manner consistent with the methodologies, practices and procedures used in developing the Borrower’s audited financial statements.

“Non-Excluded Taxes” means any Taxes other than (a) Taxes imposed on or measured by a Person’s net income, and franchise Taxes with respect to any Lender imposed by any Governmental Authority under the Laws of which such Lender is organized or in which it maintains its applicable Lending Office, (b) branch profits Taxes imposed by the United States or any similar Tax imposed by any other jurisdiction described in clause (a) above, and (c) (i) any withholding Tax that is imposed by the United States on amounts payable to a Lender at the time such Lender first becomes a party to this Agreement (or designates a new Lending Office), except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 4.3(a), (ii) Taxes attributable to a Lender’s failure to comply with Section 4.3(e) or (iii) any U.S. federal withholding Taxes or other amounts imposed or payable under FATCA.

“Note” means a promissory note of the Borrower payable to a Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), or such other form as agreed upon by the Administrative Agent and the Borrower, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the outstanding amount of such Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“Notified Body” means an entity licensed, authorized or approved by the applicable government agency, department or other authority to assess and certify the conformity of a Device with the requirements of the EU Medical Devices Directive or Medical Device Regulation, as may be applicable.

“NYFRB” means the Federal Reserve Bank of New York.

“Obligations” means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower and each Subsidiary arising under or in connection with a Loan Document and the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 9.1(h), whether or not allowed in such proceeding) on the Loans (including any Commitment Fee, Exit Fee or Repayment Premium); provided that any obligations arising pursuant to the Investment Documents are limited to the payment obligations arising thereunder owed to any Initial Lender.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organic Document” means, relative to the Borrower or any Subsidiary, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to the Borrower’s or any Subsidiary’s Capital Securities.

“Other Administrative Proceeding” means any administrative proceeding relating to a dispute involving a patent office or other relevant intellectual property registry which relates to validity, opposition, revocation, ownership or enforceability of the relevant Intellectual Property.

“Other Taxes” means any and all stamp, documentary or similar Taxes, or any other excise or property Taxes or similar levies that arise solely on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document (excluding, for the avoidance of doubt, Taxes described in clauses (a), (b) or (c) of the definition of Non-Excluded Taxes).

“Outside Counsel” means, in respect of any Lender, such Lender’s outside counsel as may be designated from time to time by such Lender for purposes hereof and the other Loan Documents (including, to the extent applicable, receiving notices and communications hereunder and under the other Loan Documents). The initial Outside Counsel for the Lenders upon the Amendment and Restatement Closing Date shall be Katten Muchin Rosenman LLP (Attention: Mark D. Wood).

“Outstanding Amount” means with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of any Loans occurring on such date.

“Party” and “Parties” have the meanings set forth in the preamble.

“Patent” means any patent, any type of patent application or invention disclosure, including all divisions, continuations, continuations in-part, provisionals, continued prosecution applications, substitutions, reissues, reexaminations, inter partes review, post-grant review by or any other type of proceeding involving patents and patent applications before any patent office or other Governmental Authority, renewals, extensions, adjustments, restorations, supplemental protection certificates and patent rights in any form and other additions in connection therewith, whether in or related to the United States or any foreign country or other jurisdiction.

“Patent Security Agreement” means any Patent Security Agreement executed and delivered by the Borrower or any of the Subsidiaries in substantially the form of Exhibit A to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Perfection Certificate” means a certificate, in form and substance satisfactory to the Administrative Agent, setting forth certain matters with respect to the assets and properties of the Borrower and its Subsidiaries.

“Permits” means all permits, licenses, registrations, certificates, orders, approvals, clearances, authorizations, consents, waivers, franchises, variances and similar rights issued by or obtained from any Governmental Authority or any other Person, including those relating to Environmental Laws and Regulatory Authorizations.

“Permitted Acquisition” means (i) [reserved] and (ii) the purchase or other acquisition (through one transaction or a series of related and substantially contemporaneous transactions) of all or substantially all of the Capital Securities (other than qualifying directors shares) in, or all or substantially all of the property of, or all or substantially all of any business or division of, any Person (other than any joint venture owned by another Person that is purchased or acquired) that, upon the consummation thereof, will be wholly owned directly by the Borrower or one or more of its wholly owned Subsidiaries (including as a result of a merger or consolidation); provided that, with respect to each Permitted Acquisition:

(a)       the Borrower and each Subsidiary and any such newly-created or acquired Subsidiary shall comply with the requirements of Section 7.8;

(b)       the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be permitted pursuant to Section 8.1;

(c)       in the case of a purchase or other acquisition of the Capital Securities of another Person, the board of directors (or other comparable governing body) and, if required under applicable Law, the stockholders or equity holders, of such other Person shall have duly approved such purchase or other acquisition;

(d)       the total cash and non-cash consideration paid by or on behalf of the Borrower and its Subsidiaries for any such purchase or other acquisition, when aggregated with the consideration paid by or on behalf of the Borrower and its Subsidiaries for all other Permitted Acquisitions after the Amendment and Restatement Closing Date shall not exceed the aggregate amount of $500,000 in any Fiscal Year and an aggregate cumulative amount of $2,000,000;

(e)       such acquisition shall not be hostile and shall have been approved by the board of directors (or equivalent governing body) and/or the holders of the Capital Securities of such Person subject to such acquisition; and

(f)       immediately before and after giving effect to any such purchase or other acquisition, no Default or Event of Default, shall exist or result therefrom.

“Permitted Subordinated Indebtedness” means Indebtedness incurred after the Amendment and Restatement Closing Date by the Borrower or the Subsidiaries that is (a) subordinated to the Obligations and all other Indebtedness owing from the Borrower or the Subsidiaries to the Secured Parties pursuant to a written subordination agreement satisfactory to the Required Lenders in their sole discretion and (b) in an amount and on terms approved by the Required Lenders in their sole discretion.

“Person” means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Prime Rate” means (a) the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the per annum interest rate published by the F.R.S. Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent at the direction of the Required Lenders) or any similar release by the F.R.S. Board (as determined by the Administrative Agent at the direction of the Required Lenders) minus (b) 1.00%; provided that if the Prime Rate shall be less than the Floor, such rate shall be deemed to be the Floor for the purposes of this Agreement.

“Principal Trading Market” means the NASDAQ Global Select Market (or any successor to the foregoing); provided, however, if the Common Stock is delisted from the NASDAQ Global Select Market and immediately thereupon listed or quoted on another Eligible Market, “Principal Trading Market” shall mean such other Eligible Market.

“Privacy Laws” means all applicable security and privacy standards regarding protected health information under (a) the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, including the regulations promulgated thereunder and (b) any applicable state privacy Laws.

“Product” means the Advanced Cardiac Mapping Technology (“AcQMap”) and AcQMap non-contact catheter and related software and accessories developed by the Borrower, and any current or future service or product (including software products and services) researched, designed, developed, manufactured, licensed, marketed, sold, performed, distributed or otherwise commercialized by the Borrower or any of its Subsidiaries, including any such product in development or which may be developed.

“Product Agreement” means each agreement, license, document, instrument, interest (equity or otherwise) or the like under which one or more parties grants or receives any right, title or interest with respect to any Product Development and Commercialization Activities in respect of one or more Products specified therein or to exclude third parties from engaging in, or otherwise restricting any right, title or interest as to any Product Development and Commercialization Activities with respect thereto, including each contract or agreement with suppliers, manufacturers, distributors, clinical research organizations, hospitals, group purchasing organizations, wholesalers, pharmacies or any other Person related to any such entity.

“Product Development and Commercialization Activities” means, with respect to any Product, any combination of research, development, manufacture, import, use, sale, importation, storage, labeling, marketing, promotion, supply, distribution, testing, packaging, purchasing or other commercialization activities, receipt of payment in respect of any of the foregoing, or like activities the purpose of which is to commercially exploit such Product.

“Purchase Money Indebtedness” means Indebtedness: (a) consisting of the deferred purchase price for equipment incurred in connection with the acquisition of such equipment, where the amount of such Indebtedness does not exceed the greater of (i) the cost of the equipment being financed and (ii) the fair market value of such equipment; and (b) incurred to finance such acquisition by the Borrower or a Subsidiary of such equipment.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” is defined in Section 10.20.

“QSR” means quality systems regulation requirements related to the organizational structure, responsibilities, procedures, processes, and resources for implementing quality management for the manufacturing of Devices, as set forth in 21 CFR Part 820.

“Qualified Capital Securities” shall mean any Capital Securities that are not Disqualified Capital Securities.

“Receiving Party” means the Party receiving Confidential Information.

“Recipients” is defined in Section 10.14.

“Refinancing” is defined in the recitals.

“Register” has the meaning specified in Section 10.10(c).

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the Amendment and Restatement Closing Date, entered into by the Persons parties thereto and substantially in the form of Exhibit I hereto, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Regulatory Agencies” means any Governmental Authority that is concerned with the use, control, safety, efficacy, reliability, manufacturing, testing, marketing, distribution, sale or other Product Development and Commercialization Activities relating to any Product of the Borrower or any of the Subsidiaries, including CMS, FDA, and all similar agencies in other jurisdictions, and includes Standard Bodies and Notified Bodies.

“Regulatory Authorizations” means all approvals, clearances, notifications, authorizations, orders, exemptions, registrations, listings, certifications, licenses and permits granted by, submitted to or filed with any Regulatory Agencies necessary for the testing, manufacture, development, distribution, use, storage, import, export, transport, promotion, marketing, sale or other commercialization of any Product in any country or jurisdiction, including any Investigational Application, IDE, premarket approval application (PMA), premarket notification submission (510(k)), and humanitarian device exemption (HDE).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the stockholders, members, partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Release” means any releasing, disposing, discharging, injecting, spilling, leaking, leaching, pumping, pouring, dumping, depositing, emitting, escaping, emptying, seeping, dispersal, migrating or placing, including movement through, into or upon the environment or any natural or man-made structure.

“Relevant Governmental Body” means the F.R.S. Board and/or the NYFRB, or a committee officially endorsed or convened by the F.R.S. Board and/or the NYFRB, or any successor thereto.

“Repayment Premium” means a premium of:

(a)       five percent (5.00%) of the principal amount of any prepayment or repayment of the Borrower on the applicable Loan, if such prepayment or repayment is made or required to be made on or prior to the third anniversary of the Amendment and Restatement Closing Date;

(b)       two and one-half percent (2.50%) of the principal amount of any prepayment or repayment of the Borrower on the applicable Loan, if such prepayment or repayment is not required to be made prior to, and is made or required to be made after the third anniversary of the Amendment and Restatement Closing Date, but on or prior to the fourth anniversary of the Amendment and Restatement Closing Date; or

(c)        one percent (1.00%) of the principal amount of any prepayment or repayment of the Borrower on the applicable Loan, if such prepayment or repayment is not required to be made prior to, and is made or required to be made after the fourth anniversary of the Amendment and Restatement Closing Date, but prior to the fifth anniversary of the Amendment and Restatement Closing Date.

“Required Lenders” means Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders.

“Restricted Payment” means (a) the declaration or payment of any dividend (other than dividends payable solely in Capital Securities (other than Disqualified Capital Securities)) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any class of Capital Securities of the Borrower or any Subsidiary or any warrants, options or other right or obligation to purchase or acquire any such Capital Securities, whether now or hereafter outstanding, or (b) the making of any other distribution in respect of such Capital Securities, in each case either directly or indirectly, whether in cash, property or obligations of the Borrower or any Subsidiary or otherwise.

“Revenue Base” means, with respect to any period, the Net Revenues of all Products for such period.

“Rollover Amount” is defined in the recitals.

“Rollover Lender” is defined in the recitals.

“S&P” means Standard & Poor’s Financial Services LLC, a division of S&P Global Inc., and any successor thereto.

“Sanctions” means any international economic sanction administered or enforced by the United States government (including OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Documents” means all reports, schedules, forms, statements and other documents filed by the Borrower or any of its Subsidiaries with the SEC pursuant to the Securities Act or the Exchange Act (including all financial statements and schedules included therein, all exhibits thereto and all documents incorporated by reference therein).

“Secured Parties” means the Lenders and the Administrative Agent, and, notwithstanding anything contained in any other Loan Document (including any definition of the term “Secured Party” or “Secured Parties” that may be contained therein), for purposes of this Agreement and any other Loan Document “Secured Parties” (and “Secured Party”) includes each Initial Lender in its capacity as a holder of the Lender Warrants and is read and construed herein and therein to include each such party in such capacity.

“Securities” means the Loans, the Notes, the Guarantees, the Lender Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

“Security Agreement” means the Pledge and Security Agreement executed and delivered by each of the parties thereto, substantially in the form of Exhibit E hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which the property of such Person would constitute an unreasonably small capital and (e) such Person has not executed this Agreement or any other Loan Document, or made any transfer or incurred any obligations hereunder or thereunder, with actual intent to hinder, delay or defraud either present or future creditors. The amount of Contingent Liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

“Specified Subsidiaries” means Acutus Medical, N.V. and Acutus Medical UK Limited.

“Standard Bodies” means any of the organizations that create, sponsor or maintain safety, quality or other standards, including ISO, ANSI, CEN and SCC and the like.

“Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to a Subsidiary of Borrower.

“Supported QFC” is defined in Section 10.20.

“Synthetic Lease” means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance with GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income Tax purposes, other than any such lease under which that Person is the lessor.

“Taxes” means all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, additions to tax, penalties or similar liabilities with respect thereto.

“Term SOFR” means the greater of (a) for the applicable Interest Period, the forward-looking secured overnight financing rate administered by the CME Group, Inc. (or other administrator selected by the Administrative Agent (at the direction of the Required Lenders)) and published on the applicable Bloomberg LP screen page (or such other commercially available source providing such quotations as may be selected by the Administrative Agent (at the direction of the Required Lenders)), fixed by the administrator thereof two (2) Business Days prior to the commencement of the applicable Interest Period (provided, however, if Term SOFR is not published for such Business Day, then Term SOFR shall be determined by reference to the immediately preceding Business Day on which such rate is published), rounded upwards if necessary, to the next 1/8th of 1% and adjusted for reserves if the Administrative Agent (at the direction of the Required Lenders) determines that any Lender is required to maintain reserves with respect to the relevant Loans, all as determined by the Administrative Agent in accordance with this Agreement and the Administrative Agent’s loan systems and procedures periodically in effect, plus 0.10% and (b) the Floor.

“Termination Date” means the date on which all Obligations (other than inchoate indemnity obligations and as otherwise modified pursuant to the proviso below, if applicable) have been paid in full in cash and the Commitment shall have terminated; provided, that, notwithstanding anything contained in this Agreement or any other Loan Documents, prior to an Event of Default or an acceleration of the Obligations (whether under the Investment Documents or any other Loan Document) or exercise of rights and remedies by the Administrative Agent or the Lenders, “Obligations” as used herein shall not include any Obligations arising pursuant to the Investment Documents.

“Third Party” means any Person other than the Borrower or any of its Subsidiaries.

“Total Credit Exposure” means, as to any Lender at any time, the Outstanding Amount of the Loans of such Lender at such time.

“Trademark” means any trademark, whether registered or not, service mark, trade name, logo, symbol, trade dress, trade style, domain name, corporate name, company name, fictitious business name, certification mark, collective mark or other business identifier or indicator of source or origin, and all applications, registrations and renewals therefor, together with all of the goodwill associated therewith.

“Trademark Security Agreement” means any Trademark Security Agreement executed and delivered by the Borrower or any of the Subsidiaries substantially in the form of Exhibit B to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Transactions” is defined in the recitals.

“U.S. Special Resolution Regimes” is defined in Section 10.20.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if, with respect to any financing statement or by reason of any provisions of Law, the perfection or the effect of perfection or non-perfection of the security interests granted to any Secured Party pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of such Loan Document and any financing statement relating to such perfection or effect of perfection or non-perfection.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“United States” or “U.S.” means the United States of America, its fifty states, its territories and jurisdictions, and the District of Columbia.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

“Warrant Purchase Agreement” means that certain Warrant Purchase Agreement, dated as of the Amendment and Restatement Closing Date, by and among the Borrower and the Purchasers (as defined therein).

“Warrant Shares” means a number of shares of Common Stock sufficient to cover all shares of Common Stock issuable upon exercise of all Lender Warrants (computed without regard to any limitations on the number of shares that may be issued upon exercise).

“wholly owned Subsidiary” means any direct or indirect Subsidiaries of Borrower, all of the outstanding Capital Securities of which (other than any director’s qualifying shares or investments by foreign nationals mandated by applicable Laws) is owned directly or indirectly by Borrower.

“Wilmington Trust” means Wilmington Trust, National Association, in its capacity as the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.2 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the schedules attached hereto.

SECTION 1.3 Cross-References. Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

SECTION 1.4 Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 8.4 and the definitions used in such calculations) shall be made, in accordance with GAAP, as in effect from time to time; provided that, if either the Borrower or the Required Lenders request an amendment to any provision hereof to eliminate the effect of any change occurring after the Amendment and Restatement Closing Date in GAAP or the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or the application thereof, then such provision shall be interpreted on the basis of GAAP in effect and applied immediately before such change shall have become effective until such request shall have been withdrawn or such provision amended in accordance herewith; provided, further, that all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of the ASU shall continue to be accounted for as operating leases for purposes of all financial definitions, calculations and covenants for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in accordance with GAAP. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and the Subsidiaries, in each case without duplication.

ARTICLE II
COMMITMENT AND BORROWING PROCEDURES

SECTION 2.1 Commitment and Lender Warrants.

(a)               On the terms and subject to the conditions of this Agreement, each Lender severally agrees to make and otherwise maintain and/or continue its portion of the Amendment and Restatement Term Loan to the Borrower on the Amendment and Restatement Closing Date in an aggregate principal amount equal to (but not less than) such Lender’s Commitment Amount. It is understood and agreed that, subject to clause (b) below, the Initial Loans made on the Initial Closing Date will be refinanced in full as of the Amendment and Restatement Closing Date. No amounts paid or prepaid with respect to the Amendment and Restatement Term Loan may be reborrowed.

(b)               The Rollover Lender has elected a “cashless roll” of the remaining portion of its Initial Loans that has not been repaid and shall be deemed to have made an Amendment and Restatement Term Loan to the Borrower on the Amendment and Restatement Closing Date in an aggregate principal amount equal to the Rollover Amount and, the Initial Loan of such Rollover Lender shall be deemed to have been maintained and/or continued from the Existing Credit Agreement and shall, upon the occurrence of the Amendment and Restatement Closing Date, continue as an Amendment and Restatement Term Loan in an aggregate principal amount equal to such Rollover Lender’s Rollover Amount.

(c)               The Borrower and the Lenders acknowledge and agree that the Lender Warrants and the Loans with respect to which the Lender Warrants are issued as part of an “investment unit” within the meaning of Section 1273(c)(2) of the Code.  The Borrower and the Lenders have mutually agreed to allocate $0.49 (per share of common stock issuable upon exercise of the Lender Warrants) of the issue price of each such investment unit (determined in accordance with Section 1273(c)(2) of the Code) to each Lender Warrant for purposes of determining the amount of original issue discount with respect to the Loans.  The Borrower and the Lenders agree to file all applicable tax returns in a manner consistent with such allocation and not to take any position on any tax return or in any tax proceeding that is inconsistent with such allocation, unless otherwise required by a contrary “determination” within the meaning of Section 1313 of the Code.

SECTION 2.2 Borrowing Procedure. The Borrower may irrevocably request that the Amendment and Restatement Term Loan be made by delivering to the Administrative Agent a Loan Request on or before 10:00 a.m. on a Business Day at least one Business Day prior to the proposed Amendment and Restatement Closing Date.

SECTION 2.3 Funding. After receipt of the Loan Request for the Amendment and Restatement Term Loan, the Administrative Agent shall promptly notify each Lender of the amount of such Lender’s portion of the Amendment and Restatement Term Loan. Each Lender shall, on the Amendment and Restatement Closing Date and subject to the terms and conditions hereof, make the requested proceeds of such Lender’s portion of the Amendment and Restatement Term Loan available to or as instructed by the Administrative Agent. Upon satisfaction of the applicable conditions set forth in Article V, the Administrative Agent shall make all funds so received available to the Borrower by wire transfer to the account the Borrower shall have specified in its Loan Request in an amount equal to (but not less than) the Lenders’ Commitment Amount.

SECTION 2.4 Reduction of the Commitment Amounts. The Commitment Amount shall automatically and permanently be reduced to zero on the Amendment and Restatement Closing Date.

ARTICLE III
REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

SECTION 3.1 Repayments and Prepayments; Application. The Borrower agrees that the Loans, and any fees or interest accrued or accruing thereon, shall be repaid and prepaid solely in U.S. dollars pursuant to the terms of this Article III.

SECTION 3.2 Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of the Loans on the Maturity Date. Prior thereto, payments and prepayments of the Loans shall be made as set forth below.

(a)               The Borrower shall have the right, with at least three Business Days’ notice to the Administrative Agent, at any time and from time to time to prepay any unpaid principal amount of the Loans, in whole or in part.

(b)               Within three Business Days of receipt by the Borrower or any Subsidiary of any (i) Net Casualty Proceeds or (ii) Net Asset Sales Proceeds, the Borrower shall notify the Administrative Agent and Lenders thereof. If requested by the Required Lenders, the Borrower shall within three Business Days of such request make a mandatory prepayment of the Loans, in an amount equal to 100% of such Net Casualty Proceeds or Net Asset Sales Proceeds, as the case may be (or such lesser amount as the Required Lenders may specify on the date of such request), to be applied as set forth in Section 3.3.

(c)               The Borrower shall repay the Loans in full immediately upon any acceleration of the Maturity Date thereof pursuant to Section 9.2 or Section 9.3, unless, pursuant to Section 9.3, only a portion of the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

(d)               The principal amount of the Loans shall be paid in installments on the dates and in the respective amounts shown below (as adjusted to the extent of any repayment or prepayment in accordance with the terms of this Agreement):

Date of Payment	Amount Due
June 30, 2025	$5,250,000.00
June 30, 2026	$5,250,000.00
Maturity Date	$24,500,000.00

SECTION 3.3 Application. Except as provided in Section 4.4(b), amounts repaid or prepaid in respect of the outstanding principal amount of the Loans pursuant to Section 3.2 shall be applied pro rata to the Amendment and Restatement Term Loan and in the inverse order of maturity.

SECTION 3.4 Interest Rate. During any applicable Interest Period, the Loans shall accrue interest during such Interest Period at a rate per annum equal to the sum of (a) the Applicable Margin plus (b) the Term SOFR for such Interest Period. The interest rate shall be recalculated and, if necessary, adjusted for each Interest Period, in each case pursuant to the terms hereof.

SECTION 3.5 Default Rate. At all times commencing upon the date any Event of Default occurs, and continuing until such Event of Default is no longer continuing, the Applicable Margin shall be increased by an additional 10.00% from the then existing per annum amount.

SECTION 3.6 Payment Dates. Interest accrued on the Loans shall be payable in cash, without duplication:

(a)               on the Maturity Date;

(b)               on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

(c)               on the last Business Day of each calendar month; and

(d)               on that portion of the Loans that is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration.

Interest accrued on the Loans or other monetary Obligations after the date such amount is due and payable (whether on the Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

SECTION 3.7 Repayment Premium. Upon the prepayment or repayment of all or any portion of any Loans (or upon the date any such prepayment or repayment is required to be paid), whether pursuant to Section 9.2 or Section 9.3, or otherwise, the Borrower shall pay to the Administrative Agent for the account of each Lender, in cash, on the date on which such prepayment or repayment is paid or required to be paid, as the case may be, in addition to the other Obligations (including the Exit Fee and the Commitment Fee) so prepaid, repaid or required to be prepaid or repaid, the Repayment Premium that is applicable on such date with respect to the portion of each Loan of such Lender so prepaid, repaid or required to be prepaid or repaid.

SECTION 3.8 Exit Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender, in cash (the “Exit Fee”) upon the prepayment or repayment of any or all of the Loans (or upon the date any such prepayment or repayment is required to be paid), whether pursuant to Section 9.2 or Section 9.3, or otherwise, on the date on which such prepayment or repayment is paid or required to be paid, as the case may be, in addition to the other Obligations (including the Repayment Premium and Commitment Fee, if any) so prepaid, repaid or required to be prepaid or repaid, a fee in an amount equal to five percent (5.00%) of the principal amount of the Loans of such Lender prepaid, repaid or required to be prepaid or repaid, as the case may be, on such date. The Exit Fee is fully earned on the Amendment and Restatement Closing Date and shall be due and payable in cash upon each such prepayment or repayment of the Loan.

SECTION 3.9 Administration Fee. The Borrower shall pay to the Administrative Agent such fees in the amounts and at the times specified under the Agency Fee Letter.

SECTION 3.10 Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender, in cash (the “Commitment Fee”), on the Amendment and Restatement Closing Date, a fully earned, non-refundable commitment fee in an amount equal to one-half percent (0.50%) of the Commitment Amount of such Lender on the Amendment and Restatement Closing Date. DPDF3 is electing to receive its Commitment Fee in cash on the Amendment and Restatement Closing Date and the New Lender is electing to deduct its Commitment Fee from the amount of cash that it is funding on the Amendment and Restatement Closing Date, and in either case, the Commitment Fee with respect to both Lenders shall be accounted for as original issue discount on the Loans.

SECTION 3.11 Payments Generally. Subject to Section 9.3, all payments of principal, interest and any Repayment Premium on the Loans and all other Obligations payable by any Loan Party under the Credit Documents shall be due, without any presentment thereof, to the Administrative Agent, at the Administrative Agent’s Office. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt. All repayments and prepayments under the Credit Documents shall be made to the Lenders on a pro rata basis.

ARTICLE IV
SOFR AND OTHER PROVISIONS

SECTION 4.1 Increased Costs, Etc. The Borrower agrees to reimburse the Lenders for any increase in the cost to the Lenders of, or any reduction in the amount of any sum receivable by the Lenders in respect of, the Lenders’ Commitments and the making, continuation or maintaining of the Loans hereunder that may arise in connection with any Change in Law, except for such changes with respect to increased capital costs and Taxes, which are governed by Section 4.2 and Section 4.3, respectively. The Administrative Agent shall notify the Borrower in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate the Lenders for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to the Administrative Agent for the accounts of the Lenders within ten Business Days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

SECTION 4.2 Increased Capital Costs. If any Change in Law affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person’s capital as a consequence of the Commitments or the Loans made by it hereunder is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by such Lender to the Borrower, the Borrower shall within ten Business Days following receipt of such notice pay directly to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable.

SECTION 4.3 Taxes. The Borrower covenants and agrees as follows with respect to Taxes:

(a)               Except as required by applicable Law, any and all payments by the Borrower or any Subsidiary under each Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes. In the event that any Taxes are imposed and required to be deducted or withheld from any payment required to be made by the Borrower or any of the Subsidiaries to or on behalf of the Lenders under any Loan Document, then:

(i)                 if such Taxes are Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary so that such payment is made, after withholding or deduction for or on account of such Non-Excluded Taxes, in an amount that is not less than the Lender would have received had no such withholding or deduction for Non-Excluded Taxes been made; and

(ii)              the Borrower or such Subsidiary shall deduct or withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a)(i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable Law.

(b)               In addition, the Borrower or the applicable Subsidiary shall pay all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable Law.

(c)               As promptly as practicable after the payment of any Taxes or Other Taxes required to be paid by the Borrower under Section 4.3(a) or (b), and in any event within 45 days of any such payment being due, the Borrower shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes.

(d)               The Borrower shall indemnify each Lender for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) such Lender whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority. Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by such Lender, the Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (provided that such Lender shall not be under any obligation to provide any such notice to the Borrower). In addition, the Borrower shall indemnify each Lender for any incremental Taxes that may become payable by such Lender as a result of any failure of the Borrower to pay any Taxes when due, pursuant to clause (a)(ii) or (b), to the appropriate Governmental Authority or to deliver to such Lender, pursuant to clause (c), documentation evidencing the payment of Taxes or Other Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by each Lender or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Lender makes written demand therefor. The Borrower acknowledges that any payment made to any Lender or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause (d) shall constitute a payment in respect of which the provisions of clause (a) and this clause (d) shall apply.

(e)               The Lender, or any assignee of Lender’s rights hereunder or replacement of Lender hereunder if applicable, shall upon reasonable request of Borrower furnish to Borrower IRS Form W-9, IRS Form W-8BEN or IRS Form W-8BEN-E (or other appropriate version of IRS Form W-8), as applicable, and such other tax forms and information that it is legally permitted to provide to Borrower as necessary for tax reporting or withholding requirements of Borrower (including, for the avoidance of doubt, any requirements under FATCA).

(f)                Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 4.3 (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g)               For purposes of sections 1272, 1273 and 1275 of the Code and the U.S. Department of Treasury regulations thereunder, the Loans are being issued with original issue discount. Requests for information regarding the issue price, amount of original issue discount, issue date, and yield to maturity on the Loans shall be directed to the Borrower, at the address of the Borrower specified on Schedule 10.2 to the Disclosure Letter.

(h)               Each party’s obligations under this Section 4.3 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

SECTION 4.4 Payments, Computations; Proceeds of Collateral, Etc.

(a)               Unless otherwise expressly provided in a Loan Document, all payments by the Borrower pursuant to each Loan Document shall be made without setoff, deduction or counterclaim not later than 1:00 p.m. on the date due in same day or immediately available funds, marked for attention as indicated, or in such other manner or to such other account in any United States bank as the Administrative Agent may from time to time direct in writing. Funds received after 1:00 p.m. on any day shall be deemed to have been received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. All interest and fees shall be computed on the basis of the actual number of days occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Payments due on other than a Business Day shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

(b)               All amounts received as a result of the exercise of remedies under the Loan Documents (including from the proceeds of collateral securing the Obligations) or under applicable Law shall be applied upon receipt to the Obligations as follows: (i) first, to the payment in full in cash of all interest (including interest accruing after the commencement of a proceeding in bankruptcy, insolvency or similar Law, whether or not permitted as a claim under such Law) and fees owing under the Loan Documents, and all costs and expenses owing to the Lenders pursuant to the terms of the Loan Documents, until paid in full in cash, (ii) second, after payment in full in cash of the amounts specified in clause (b)(i), to the payment of the principal amount of the Loans then outstanding, (iii) third, after payment in full in cash of the amounts specified in clauses (b)(i) and (b)(ii), to the payment of all other Obligations owing to the Lenders, and (iv) fourth, after payment in full in cash of the amounts specified in clauses (b)(i) through (b)(iii), and following the Termination Date, to the Borrower or any other Person lawfully entitled to receive such surplus.

(c)               The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 10.4(c) are several and not joint. The failure of any Lender to make any Loan or to make any payment under Section 10.4(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Section 10.4(c).

(d)               Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(e)               If any Lender shall, by exercising any right of setoff or otherwise, obtain payment in respect of any principal of or interest on its portion of any of the Loans or any Repayment Premium in connection therewith resulting in such Lender’s receiving payment of a proportion of the aggregate amount of the Loans and accrued interest thereon and any Repayment Premium in connection therewith greater than its Applicable Percentage thereof as provided herein, then the Lender shall (x) notify the Administrative Agent of such fact and (y) purchase (for cash at face value) participations in the portions of the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of, accrued interest on and any Repayment Premium in connection with their respective portions of the Loans and other amounts owing them; provided that:

(i)                 if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)              the provisions of this Section 4.4(e) shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its portion of the Loans to any assignee or participant, other than an assignment to a Loan Party (as to which the provisions of this Section shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

SECTION 4.5 Setoff. Each Lender shall, upon the occurrence and during the continuance of any Default described in clauses (i) through (iv) of Section 9.1(h) or, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or on behalf of such Lender. Each Lender agrees promptly to notify the Borrower after any such appropriation and application made by it; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 4.5 are in addition to other rights and remedies (including other rights of setoff under applicable Law or otherwise) which each Lender may have.

SECTION 4.6 Rates; Inability to Determine Rate; Illegality; Benchmark Replacement.

(a)               The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Prime Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Prime Rate or Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Prime Rate or Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Prime Rate or Term SOFR or any other

Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

(b)               If at any time the Administrative Agent (at the direction of the Required Lenders) determines (which determination shall be conclusive and binding absent manifest error) that Term SOFR cannot be determined pursuant to the definition thereof, or the Required Lenders determine that for any reason that Term SOFR does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, the Administrative Agent will promptly so notify the Borrower and each Lender. Upon such notice, the per annum interest rate applicable to the Loan shall be deemed to be the sum of (x) the Prime Rate, plus (y) the Applicable Margin. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted.

(c)               If any Lender determines that any applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund the Loan at an interest rate determined by reference to Term SOFR, or to determine or charge interest based upon Term SOFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent) (an “Illegality Notice”), (a) any obligation of the Lenders to make Term SOFR loans shall be suspended until each affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay the Loan or, if applicable, the interest rate for the Loan shall be deemed to be the sum of (x) the Prime Rate plus (y) the Applicable Margin, until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Term SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

(d)               Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent (at the direction of the Required Lenders) and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 4.6 will occur prior to the applicable Benchmark Transition Start Date.

(e)               In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent (at the direction of the Required Lenders) will have the right, in consultation with the Borrower, to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(f)                The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.6, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.6.

(g)               Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the interest rate shall be deemed to be the sum of (x) the Prime Rate plus (y) the Applicable Margin.

ARTICLE V
CONDITIONS TO MAKING THE LOANS

SECTION 5.1 Credit Extensions. The obligation of each Lender to make its portion of the Amendment and Restatement Term Loan shall be subject to the execution and delivery of this Agreement by the Parties, the delivery of a Loan Request as requested pursuant to Section 2.3, and the satisfaction (or waiver by the requisite Lenders) of each of the conditions precedent set forth below in this Article.

SECTION 5.2 Secretary’s Certificate, Etc. The Administrative Agent and each Lender shall have received from the Borrower and each Subsidiary party to a Loan Document, (i) a copy of a good standing certificate, dated a date reasonably close to the Amendment and Restatement Closing Date, for each such Person in such Person’s jurisdiction of formation and (ii) a certificate, dated as of the Amendment and Restatement Closing Date, duly executed and delivered by such Person’s Secretary or Assistant Secretary, managing member or general partner, as applicable, as to:

(a)               resolutions of each such Person’s board of directors (or other managing body, in the case of other than a corporation) and any other corporate resolutions required by applicable Law or pursuant to such Person’s Organic Documents, each of which shall be then in full force and effect, authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

(b)               the incumbency and signatures of those of its officers, managers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and

(c)               each Organic Document of such Person being in full force and effect, and attaching copies thereof;

upon which certificates the Administrative Agent and each Lender may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

SECTION 5.3 Closing Date Certificate. The Administrative Agent and each Lender shall have received a Closing Date Certificate, dated as of the Amendment and Restatement Closing Date, and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall certify that (a) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, which representation or warranty shall be true and correct in all respects) as of the Amendment and Restatement Closing Date; provided, however that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, which representation or warranty shall be true and correct in all respects) as of such date, (b) no Default shall have then occurred and be continuing, or would result from the Loan to be advanced on the Amendment and Restatement Closing Date, and (c) all of the applicable conditions set forth in this Article V have been satisfied (or waived by the requisite Lenders).

SECTION 5.4 Partial Repayment of Existing Loans. The Refinancing shall have been, or shall concurrently with the initial funding of Amendment and Restatement Term Loans be, consummated, and all expenses and fees (including any exit fees, prepayment premiums and similar fees) shall have been paid in full in cash to the Existing Lenders.

SECTION 5.5 Delivery of Notes. Each Lender that is an Existing Lender shall have received a Note (amended and restated or otherwise), in each case, duly executed and delivered by an Authorized Officer of the Borrower.

SECTION 5.6 [Reserved].

SECTION 5.7 MDT Sale. The First Closing (as defined in the MDT Sale Agreement) shall have been consummated in accordance with the MDT Sale Agreement, including receipt by the Borrower of the First Closing Purchase Price (as defined in the MDT Sale Agreement).

SECTION 5.8 Solvency, Etc. The Lenders and the Administrative Agent shall have received a solvency certificate duly executed and delivered by the chief financial or accounting Authorized Officer of the Borrower, dated as of the Amendment and Restatement Closing Date (and after giving effect to the Transactions), in form and substance satisfactory to the Lenders and the Administrative Agent.

SECTION 5.9 Guarantee. With respect to any Material Subsidiaries (if any) as of the Amendment and Restatement Closing Date that are not Guarantors as of such date, the Lenders and the Administrative Agent shall have received executed counterparts of the Guarantee, dated as of the date hereof, duly executed and delivered by each such Material Subsidiary.

SECTION 5.10 Security Agreements. The Administrative Agent and the Lenders shall have received executed counterparts of the Security Agreement, dated as of the date hereof, duly executed and delivered by the Borrower and each Material Subsidiary (if any), together with:

(a)               certificates (in the case of Capital Securities that are securities (as defined in the UCC)) evidencing all of the issued and outstanding Capital Securities owned by the Borrower or any Guarantor in in any Subsidiaries, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, to the extent such certificates and undated instruments is not in the possession of the Administrative Agent on or prior to the date hereof;

(b)               financing statements suitable in form for naming the Borrower and each Material Subsidiary as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent or any Lender, desirable to perfect the security interests of the Administrative Agent and the other Secured Parties pursuant to the Security Agreement, to the extent such financing statements are not filed and effective on or prior to the date hereof;

(c)               UCC Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person, except for Liens permitted pursuant to Section 8.3, (i) in any assets of the Borrower or any Subsidiary or (ii) securing any of the Indebtedness identified in Schedule 8.2(b)(i) to the Disclosure Letter, together with such other UCC Form UCC-3 termination statements as the Administrative Agent or any Lender may reasonably request from the Borrower or any Subsidiary;

(d)               [reserved]; and

(e)               evidence that all deposit accounts, lockboxes, disbursement accounts, investment accounts or other similar accounts of the Borrower and each Material Subsidiary are Controlled Accounts (other than Excluded Accounts).

SECTION 5.11 Intellectual Property Security Agreements. In case the Collateral includes any Patents, any Copyrights or any Trademarks for which a filing has not been made prior to the date hereof, the Administrative Agent and the Lenders shall have received, respectively, a Patent Security Agreement, a Copyright Security Agreement and a Trademark Security Agreement, as applicable, each dated as of the Amendment and Restatement Closing Date, duly executed and delivered by the Borrower or any Subsidiary that, pursuant to the Security Agreement, is required to provide such intellectual property security agreements to the Administrative Agent for the benefit of the Secured Parties.

SECTION 5.12 Opinions of Counsel. The Administrative Agent and the Lenders shall have received an opinion, dated the Amendment and Restatement Closing Date and addressed to the Secured Parties, from Davis Polk & Wardwell LLP, counsel to the Borrower and the Subsidiaries, and Morris, Nichols, Arsht & Tunnell LLP, Delaware counsel to the Borrower and the Subsidiaries, each in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

SECTION 5.13 [Reserved].

SECTION 5.14 Closing Fees, Expenses, Etc. Each Lender and the Administrative Agent shall have received for its own account all fees, costs and expenses due and payable pursuant to Sections 3.9, 3.10 and 10.4.

SECTION 5.15 Anti-Terrorism Laws. Each Lender and the Administrative Agent shall have received, at least five (5) Business Days prior to the date hereof, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S. Patriot Act.

SECTION 5.16 [Reserved].

SECTION 5.17 Equity Matters. (a) The Administrative Agent and the Lenders shall have received evidence reasonably satisfactory to them that the Lender Warrants and the Warrant Shares shall have been approved by the Borrower’s board of directors for purposes of Rule 16b-3 under the Exchange Act, and shall therefor be exempt from the liability provisions of Section 16(b) of the Exchange Act, (b) the Lenders shall be reasonably satisfied that the common stock of the Borrower issuable upon exercise of the Lender Warrants (without any limitation on exercise thereof) shall have been duly reserved for such issuance and the Borrower shall have taken such action as is necessary for such shares to be traded on the Principal Trading Market and (c) the Lenders shall be reasonably satisfied that no Major Transaction (as defined in the Lender Warrants) shall have occurred, nor shall have any agreement been entered into in respect of a Major Transaction.

SECTION 5.18 Loan Documents; Lender Warrants. The Administrative Agent and the Lenders shall have received executed counterparts of this Agreement, each Loan Document and the Lender Warrants, each properly executed by the Borrower and by an Authorized Officer of each other signing Loan Party and each other party to such Loan Documents.

SECTION 5.19 Lien and Judgment Searches. The Administrative Agent and the Lenders shall have received the results of a recent lien and judgment search in the jurisdiction of each Loan Party as determined by the Lenders to its satisfaction and such searches shall be satisfactory to the Administrative Agent and the Lenders.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders and the Administrative Agent to enter into this Agreement and to make the Loans hereunder, the Borrower represents and warrants to the Lenders and the Administrative Agent that:

SECTION 6.1 Organization, Etc. Each of the Borrower and each Subsidiary (a) is validly organized and existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification (unless the failure to so qualify as a foreign entity could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), and (b) has full power and authority and holds all requisite material governmental licenses, Permits and other approvals required (i) to enter into and perform its Obligations under each Credit Document to which it is a party, and (ii) to own and hold under lease its property and to conduct its business in all material respects substantially as currently conducted by it.

SECTION 6.2 Due Authorization, Non-Contravention, Etc. The execution, delivery and performance by the Borrower and each Subsidiary of each Credit Document executed or to be executed by it to which it is a party are in each case within such Person’s corporate or organizational powers, have been duly authorized by all necessary corporate or organizational action, and do not:

(a)               contravene (i) the Borrower’s or any Subsidiary’s Organic Documents, (ii) any court decree or order binding on or affecting the Borrower or any Subsidiary or (iii) any Law or regulation binding on or affecting the Borrower or any Subsidiary; or

(b)               result in (i) or require the creation or imposition of any Lien on the Borrower’s or any Subsidiary’s properties (except as permitted by this Agreement) or (ii) a default under any material contract, agreement, or instrument binding on or affecting the Borrower or any Subsidiary.

SECTION 6.3 Government Approval, Regulation, Etc, No authorization, approval, clearance or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Amendment and Restatement Closing Date will be, duly obtained or made and which are, or on the Amendment and Restatement Closing Date will be, in full force and effect) is required for the due execution, delivery or performance by the Borrower or any Subsidiary of any Credit Document to which it is a party.

SECTION 6.4 Validity, Etc. Each Credit Document to which the Borrower or any Subsidiary is a party constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by principles of equity).

SECTION 6.5 Financial Information. As of their respective dates, the consolidated financial statements of the Borrower and its Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with GAAP, consistently applied (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments that are not material individually or in the aggregate), and fairly present in all material respects the consolidated financial position of the Borrower and its Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders equity for the periods presented (subject, in the case of unaudited quarterly financial statements, to normal year-end audit adjustments that are not material individually or in the aggregate). The accounting firm that expressed its opinion with respect to the consolidated financial statements included in the Borrower’s most recently filed annual report on Form 10-K, and reviewed the consolidated financial statements included in the Borrower’s most recently filed quarterly report on Form 10-Q, was independent of the Borrower pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC and as required by the applicable rules and guidance from the Public Company Accounting Oversight Board (United States), and such firm was otherwise qualified to render such opinion under applicable Law and the rules and regulations of the SEC. There is no transaction, arrangement or other relationship between the Borrower (or any of its Subsidiaries) and an unconsolidated or other off-balance-sheet Person that is required to be disclosed by the Borrower in the SEC Documents that has not been so disclosed in the SEC Documents. Neither the Borrower nor any of its Subsidiaries is required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date this representation is made and to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to the Borrower’s reports filed or made with the SEC under the Exchange Act. Other than (i) the liabilities assumed or created pursuant to this Agreement and the other Loan Documents, (ii) liabilities accrued for in the latest balance sheet included in the Borrower’s most recent periodic report (on Form 10-Q or Form 10-K) filed prior to the date this representation is made (the date of such balance sheet, the “Latest Balance Sheet Date”) and (iii) liabilities incurred in the ordinary course of business consistent with past practice since the Latest Balance Sheet Date, the Borrower and its Subsidiaries do not have, to their knowledge, any other liabilities (whether fixed or unfixed, absolute or contingent, asserted or unasserted, choate or inchoate, liquidated or unliquidated, or secured or unsecured, and regardless of when any action, claim, suit or proceeding with respect thereto is instituted).

SECTION 6.6 No Material Adverse Change. There has been no material adverse change in the business, financial performance or condition, operations (including the results thereof), assets, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, since December 31, 2021.

SECTION 6.7 Litigation, Labor Matters and Environmental Matters.

(a)               Except as described on Schedule 6.7(a) to the Disclosure Letter, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened, against or affecting the Borrower or any Subsidiary (i) as to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in liabilities in excess of $500,000 or (ii) that would reasonably be likely to adversely affect this Agreement or the transactions contemplated hereby.

(b)               There are no labor controversies pending against or, to the knowledge of the Borrower, threatened, against or affecting the Borrower or any Subsidiary (i) that would reasonably be expected, individually or in the aggregate, to result in liabilities in excess of $500,000 or (ii) that would reasonably be likely to adversely affect this Agreement or the transactions contemplated hereby.

(c)               Neither the Borrower nor any Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any Permit under or in connection with any Environmental Law (“Environmental Permit”), (ii) is or has been subject to any Environmental Liability, (iii) has received notice of any Environmental Liability, or (iv) knows of any basis for any Environmental Liability, in each case of clauses (i) through (iv) above, which would reasonably be expected to result in liabilities to the Borrower and the Subsidiaries, taken as a whole, in excess of $500,000.

SECTION 6.8 Subsidiaries. The Borrower has no Subsidiaries except those Subsidiaries that are identified in Schedule 6.8 to the Disclosure Letter (which Schedule also identifies the direct and indirect owners of the Capital Securities of such Subsidiaries) or which are permitted to have been organized or acquired after the Amendment and Restatement Closing Date in accordance with Section 8.5 and Section 8.7. As of the Amendment and Restatement Closing Date, the Borrower has no Subsidiary that is a Material Subsidiary.

SECTION 6.9 Ownership of Properties. The Borrower and each Subsidiary owns (a) in the case of owned real property, good and marketable fee title to, and (b) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 8.3.

SECTION 6.10 Taxes. The Borrower and each Subsidiary has filed all federal income and other material Tax returns and reports required by Law to have been filed by it and has paid all Taxes due and owing (other than any amounts not to exceed $100,000 in the aggregate), except any such Taxes which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books. There is no ongoing or pending suit with respect to any Material Taxes of the Borrower and the Subsidiaries.

SECTION 6.11 Benefit Plans, Etc. None of the Borrower or any of the Subsidiaries or any of their respective ERISA Affiliates sponsors, maintains, contributes to, is required to contribute to, or has any actual or potential liability with respect to, any Benefit Plan. None of the Borrower or any of the Subsidiaries is a party to any collective bargaining agreement, and none of the employees of the Borrower or any of the Subsidiaries are subject to any collective bargaining agreement with respect to their employment with the Borrower or any of the Subsidiaries. Each “employee benefit plan” as defined in section 3(3) of ERISA that provides retirement benefits, is sponsored by the Borrower or any of their ERISA Affiliates, and is intended to be Tax qualified under section 401 of the Code has a determination letter or opinion letter from the U.S. Internal Revenue Service on which it remains entitled to rely, and no assets of any such plan are invested in Capital Securities of the Borrower. Each “employee benefit plan” (as defined in section 3(3) of ERISA) sponsored, maintained, contributed to or required to be contributed to by the Borrower or any Subsidiary has complied, both in form and in operation, in all material respects with its terms and applicable Law. Each employee benefit plan as defined in section 3(3) of ERISA that provides medical, dental, vision, or long-term disability benefits and that is sponsored by the Borrower or any of its Subsidiaries or any of their ERISA Affiliates (or under which any of these entities has any actual or potential liability) is fully insured by a third party insurance company.

SECTION 6.12 Accuracy of Information. None of the information heretofore or contemporaneously furnished in writing to the Administrative Agent or any Lender by or on behalf of the Borrower or any Subsidiary in connection with any Loan Document or any transaction contemplated hereby contains any untrue statement of a material fact, or omits to state any material fact necessary to make any information not misleading (it being recognized by the Administrative Agent and the Lenders that the projections and forecasts provided by the Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ materially from the projected or forecasted results).

SECTION 6.13 Regulations U and X. None of the Borrower or any Subsidiary is engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no proceeds of the Loans will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, Regulation U or Regulation X of the F.R.S. Board. Terms for which meanings are provided in Regulation U and Regulation X of the F.R.S. Board, or any regulations substituted therefor, as from time to time in effect, are used in this Section 6.13 with such meanings.

SECTION 6.14 Solvency. The Borrower, individually, and the Borrower and its Subsidiaries taken as a whole, on a consolidated basis, both before and after giving effect to each of the Loans and other Transactions, are Solvent.

SECTION 6.15 Intellectual Property.

(a)               Schedule 6.15(a) to the Disclosure Letter sets forth a complete and accurate list as of the Amendment and Restatement Closing Date of all (i) Patents, including any Patent applications, (ii) registered and material unregistered Trademarks (including domain names) and any pending registrations for Trademarks, (iii) any other registered Intellectual Property and (iv) any commercially significant unregistered Intellectual Property, in each case of clauses (i) through (iv) that are owned by or licensed to the Borrower or any of the Subsidiaries. For each item of Intellectual Property listed on Schedule 6.15(a) to the Disclosure Letter, the Borrower has, where relevant, indicated (A) the countries in each case in which such item is registered, (B) the application numbers, (C) the registration or patent numbers, (D) with respect to the Patents, the expected expiration date of the issued Patents, (E) the owner of such item of Intellectual Property, (F) with respect to Intellectual Property owned by any Third Party that is licensed to the Borrower or any of its Subsidiaries and is material to the business of the Borrower or any of its Subsidiaries, the agreement pursuant to which that Intellectual Property is licensed to the Borrower or any Subsidiary and (G) with respect to material Intellectual Property licensed to any Third Party, the agreement pursuant to which that Intellectual Property is licensed by the Borrower or any Subsidiary.

(b)               With respect to all material Intellectual Property listed, or required to be listed, on Schedule 6.15(a) to the Disclosure Letter:

(i)                 the Borrower or a Subsidiary owns, has a valid license or rights in any other form to all rights associated with such Intellectual Property free and clear of any and all claims challenging an aspect of inventorship or ownership or Liens, other than Liens permitted pursuant to Section 8.3, and all such Intellectual Property are in full force and effect, and have not expired, lapsed or been forfeited, cancelled or abandoned unless permitted hereunder;

(ii)              each of the Borrower and the Subsidiaries, as applicable, has taken commercially reasonable actions to maintain and protect such Intellectual Property and there are no unpaid maintenance or renewal fees payable by the Borrower or any of the Subsidiaries that are currently overdue for any of such registered Intellectual Property;

(iii)            there is no actual or threatened (in writing or, to the knowledge of Borrower, orally) proceeding in any court, patent office, Governmental Authority, arbitral body or elsewhere challenging the validity or enforceability of any such Intellectual Property, none of the Borrower or any of the Subsidiaries is involved in any such proceeding with any Person and none of the Intellectual Property is the subject of any Other Administrative Proceeding;

(iv)             to the knowledge of the Borrower, (A) such Intellectual Property is valid, enforceable and subsisting and (B) no event has occurred, and nothing has been done or omitted to have been done, that would affect the validity or enforceability of such Intellectual Property; and

(v)               each of the Borrower and each Subsidiary, as applicable, is the sole and exclusive owner of all right, title and interest in and to all such Intellectual Property that is owned by it.

(c)               To the knowledge of the Borrower, no Third Party is committing any act of Infringement of any Intellectual Property listed, or required to be listed, on Schedule 6.15(a) to the Disclosure Letter.

(d)               With respect to each material license agreement listed on Schedule 6.15(a) to the Disclosure Letter, such license agreement (i) is in full force and effect and is binding upon and enforceable against the Borrower and the Subsidiaries party thereto and all other parties thereto in accordance with its terms, (ii) has not been amended or otherwise modified, except as set forth on Schedule 6.15(a) to the Disclosure Letter, and (iii) has not suffered a default or breach thereunder. None of the Borrower or any of the Subsidiaries has taken or omitted to take any action that would permit any other Person party to any such material license agreement to have, and no such Person otherwise has, any defenses, counterclaims, termination rights or rights of setoff thereunder.

(e)               Except as set forth on Schedule 6.15(e) to the Disclosure Letter, none of the Borrower or any of the Subsidiaries has received written notice from any Third Party alleging that the conduct of its business (including the development, manufacture, use, sale or other commercialization of any Product) Infringes any Intellectual Property of that Third Party and, to the knowledge of the Borrower, the conduct of its business and the business of the Subsidiaries (including the development, manufacture, use, sale or other commercialization of any Product) does not Infringe any Intellectual Property of any Third Party.

(f)                The Borrower and the Subsidiaries have used commercially reasonable efforts and precautions to protect their respective commercially significant unregistered Intellectual Property.

SECTION 6.16 Material Agreements. Set forth on Schedule 6.16 to the Disclosure Letter is a complete and accurate list as of the Amendment and Restatement Closing Date of all Material Agreements, in each case of the Borrower or any of the Subsidiaries, with an adequate description of the parties thereto, subject matter thereof and amendments and modifications thereto. As of such dates, respectively, each such Material Agreement (i) is in full force and effect and is the legal, valid and binding obligation of the Borrower and the Subsidiaries parties thereto, enforceable against the Borrower and the Subsidiaries party thereto and, to the knowledge of the Borrower and its Subsidiaries party thereto, all other parties thereto in accordance with its terms, (ii) has not been amended or otherwise modified and (iii) has not suffered a default thereunder that remains uncured. As of such dates, respectively, (A) none of the Borrower or any of the Subsidiaries is in breach or in default under any Material Agreement, nor has any of the Borrower or any of the Subsidiaries taken any action that would permit any other Person party to any Material Agreement to enforce, and no such Person otherwise has the right to enforce, any defenses, counterclaims, termination rights or rights of setoff thereunder and (B) to the knowledge of the Borrower, no such other Person party to such Material Agreement is in breach or in default thereunder.

SECTION 6.17 Permits. The Borrower and the Subsidiaries have all material Permits, including Environmental Permits, necessary or required for the ownership, operation and conduct of their business and the distribution of the Products. All such Permits are validly held and there are no material defaults thereunder.

SECTION 6.18 Regulatory Matters.

(a)               The business of the Borrower and its Subsidiaries has been, and currently is, being conducted in compliance with all applicable material U.S. federal, state, provincial, territorial, local or foreign laws, statutes, ordinances, rules, regulations, guidances, judgments, orders, injunctions, decrees, arbitration awards and Key Permits issued by any Governmental Authority (collectively, “Laws”), including the FD&C Act and Privacy Laws and other similar state, provincial and foreign Laws. The Products were researched, developed, designed, distributed and validated in material compliance with all applicable Laws, including the FD&C Act, FTC Act, Privacy Laws and state laws, and have been and continue to be performed, marketed, labeled, assembled, stored, packaged and conducted in material compliance with all applicable Laws, including the FD&C Act, FTC Act, Privacy Laws and state laws. All required notices, registrations and listings, supplemental applications or notifications, reports (including reports of adverse experiences) and other required filings and Regulatory Authorizations with respect to the Products have been filed with the FDA and all other applicable Governmental Authorities.

(b)               To the Borrower’s knowledge, no material investigation or prosecution by any Governmental Authority with respect to the Borrower or any Subsidiary has occurred, nor is any such action pending or threatened. None of the Borrower or any of the Subsidiaries has received any written communication from any Person (including any Governmental Authority) alleging any noncompliance with any Laws or any written communication from any Governmental Authority of any material issues regarding the quality or performance of any Product, and to the knowledge of the Borrower, there is no basis for any adverse regulatory action against the Borrower or any of the Subsidiaries with respect to any Product. There have been no product recalls, safety alerts, corrections, withdrawals, clinical holds, marketing suspensions, or removals conducted, undertaken or issued by any Person, whether or not at the request, demand or order of any Governmental Authority or otherwise, with respect to any Product, and, to the Borrower’s knowledge, there is no basis for the issuance of any such product recalls, safety alerts, corrections, withdrawals, clinical holds, marketing suspensions, or removals, by any Person with respect to any Products. None of the Borrower or any of the Subsidiaries has received any written notice of, and does not otherwise have knowledge of, any criminal, injunctive, seizure, detention or civil penalty actions that have at any time been commenced or threatened in writing by any Governmental Authority with respect to or in connection with any Product, or any consent decrees (including plea agreements) which relate to any Product, and, to the knowledge of the Borrower, there is no basis for the commencement for any criminal injunctive, seizure, detention or civil penalty actions by any Governmental Authority relating to any Product or for the issuance of any consent decrees.

(c)               The Borrower or its applicable Subsidiary, as the case may be, owns, free and clear of all Liens, except those permitted pursuant to Section 8.3, all Key Permits, including all authorizations under the FD&C Act and state laws, and comparable laws outside the United States, necessary for the research and development and commercialization of the Products and to carry on Borrower’s and each such Subsidiary’s respective business. All such Key Permits are valid, and in full force and effect and the Borrower or each such Subsidiary is in material compliance with all terms and conditions of such Key Permits and with all filing and maintenance requirements (including any fee requirements) thereof. None of the Borrower or any of the Subsidiaries has received any written notice that any Key Permits have been or are being revoked, withdrawn, suspended or challenged.

(d)               As of the Amendment and Restatement Closing Date, the Borrower has made available to the Administrative Agent and the Lenders lists and, if requested, copies of all Key Permits and material correspondence submitted to or received from FDA, CMS, or other Governmental Authority (including minutes and official contact reports relating to any material communications with any Governmental Authority) in the Borrower’s possession or control. As of the Amendment and Restatement Closing Date, the Borrower has made available to the Administrative Agent and the Lenders lists and, if requested, copies of all material adverse event reports and communications to or from the FDA (if any) and other relevant Governmental Authorities, including inspection reports, warning letters, untitled letters, and material reports, studies and other correspondence, other than opinions of counsel that are attorney-client privileged, with respect to regulatory matters relating to the Borrower and any Subsidiaries, the conduct of their business, the operation of any manufacturing facilities owned, leased or operated by the Borrower or any of the Subsidiaries, and the Products. There has been no material untrue statement of fact and no fraudulent statement made by the Borrower, any of the Subsidiaries, or any of their respective agents or representatives to the FDA, CMS, or any other Governmental Authority, and there has been no failure to disclose any material fact required to be disclosed to the FDA or any other Governmental Authority.

(e)               With respect to the Products, (i) all design, manufacturing, storage, distribution, packaging, labeling, sale, recordkeeping and other activities by the Borrower or any of its Subsidiaries and their respective suppliers relating to the Products have been conducted, and are currently being conducted, in material compliance with the applicable requirements of the FD&C Act and other requirements of the FDA and all other Governmental Authorities, including the QSR, medical device reporting requirements, and adverse event reporting requirements, and (ii) none of the Borrower or any of its Subsidiaries, or, to the knowledge of the Borrower, any of their respective suppliers, has received written notice or threat of commencement of action by any Governmental Authority to withdraw its approval of or to enjoin production of any Product at any facility. Except for an immaterial amount, no Product in the inventory of the Borrower or any of its Subsidiaries is adulterated or misbranded.

(f)                All manufacturing facilities owned, leased or operated by the Borrower or any of the Subsidiaries, or used in the production of any Product are and have been operated in material compliance with QSRs and all other applicable Laws. The FDA has not issued any Form 483, warning letter, or untitled letter with respect to any such facility, or otherwise alleged any material non-compliance with QSRs, nor has any other Governmental Authority issued any similar notices or warning letters. All such facilities are operated in material compliance with other applicable federal, state and local Laws, or, for jurisdictions outside of the United States, with the applicable Laws of that jurisdiction.

(g)               No right of the Borrower or any Subsidiary to receive reimbursements pursuant to any government program or private program has ever been terminated or otherwise materially adversely affected as a result of any investigation or enforcement action, whether by any Governmental Authority or other Third Party, and, to the Borrower’s knowledge, none of the Borrower or any Subsidiary has been the subject of any inspection, investigation, or audit, by any Governmental Authority for the purpose of any alleged improper activity.

(h)               There is no arrangement relating to the Borrower or any of its Subsidiaries providing for any rebates, kickbacks or other forms of compensation that are unlawful to be paid to any Person in return for the referral of business or for the arrangement for recommendation of such referrals. All billings by the Borrower or any of its Subsidiaries for their respective services have been true and correct in all material respects and, to the Borrower’s knowledge, are in material compliance with all applicable Laws, including the Federal False Claims Act or any applicable state false claim or fraud Law.

(i)                 None of the Borrower or any of its Subsidiaries or, to the Borrower’s knowledge, any individual who is an officer, director, manager, employee, stockholder, agent or managing agent of the Borrower or of any of its Subsidiaries has been convicted of, charged with or, to the Borrower’s knowledge, investigated for any federal or state health program-related offense or any other offense related to healthcare or been excluded or suspended from participation in any such program or, to the Borrower’s knowledge, within the past five years, has been convicted of, charged with or, to the Borrower’s knowledge, investigated for a violation of Laws related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, or obstruction of an investigation, or has been subject to any judgment, stipulation, order or decree of, or criminal or civil fine or penalty imposed by, any Governmental Authority related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, or obstruction of an investigation. None of the Borrower or any of its Subsidiaries or, to the Borrower’s knowledge, any individual who is an officer, director, manager, employee, stockholder, agent or managing agent of the Borrower or of any of its Subsidiaries has been convicted of any crime or engaged in any conduct that has resulted or would reasonably be expected to result in a debarment or exclusion under (i) 21 U.S.C. Section 335a, (ii) Section 1128 of the Social Security Act or (iii) any similar applicable Law. No debarment proceedings or investigations in respect of the business of the Borrower or any of its Subsidiaries are pending or, to the Borrower’s knowledge, threatened against the Borrower or any of its Subsidiaries or any individual who is an officer, director, manager, employee, stockholder, agent or managing agent of the Borrower or of any of its Subsidiaries.

(j)                 All studies, tests and trials conducted relating to each Product, by or on behalf of the Borrower and the Subsidiaries and, to the knowledge of the Borrower, their respective licensees, licensors and Third Party services providers and consultants, have been conducted, and are currently being conducted, in all material respects, in accordance with all applicable Laws, procedures and controls pursuant to, where applicable, QSRs, current good laboratory practices, and comparable regulations applicable outside the United States. All results of such studies, tests and trials, and all other material information related to such studies, tests and trials, have been made available to each Lender as requested by it. To the extent necessary by applicable Law, the Borrower or its applicable Subsidiary has obtained all necessary Regulatory Authorizations, including an Investigational Application, material to the conduct of any clinical investigations conducted by or on behalf of the Borrower or such Subsidiary.

(k)               To the Borrower’s knowledge, none of the clinical investigators in any study, test or trial conducted by or on behalf of the Borrower or any of its Subsidiaries has been or is disqualified or otherwise sanctioned by the FDA, the U.S. Department of Health and Human Services, or any other Governmental Authority and, to the Borrower’s knowledge, no such disqualification, or other sanction of any such clinical investigator is pending or threatened. None of the Borrower or any of its Subsidiaries has received any communication from the FDA or any other Governmental Authority requiring or threatening the termination or suspension of any study, test or trial conducted by, or on behalf of, the Borrower or any of its Subsidiaries.

(l)                 The transactions contemplated by the Loan Documents (or contemplated by the conditions to effectiveness of any Loan Document) will not impair the Borrower’s or any of the Subsidiaries’ ownership of or rights under (or the license or other right to use, as the case may be) any Regulatory Authorizations relating to any Product in any material manner.

SECTION 6.19 Transactions with Affiliates. Except as set forth on Schedule 6.19 to the Disclosure Letter, none of the Borrower or any Subsidiary has entered into, renewed, extended or been a party to, any transaction (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any of its Affiliates during the three-year period immediately prior to the Amendment and Restatement Closing Date.

SECTION 6.20 Investment Company Act. None of the Borrower or any Subsidiary is required to register as an “investment company,” as such term is defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

SECTION 6.21 OFAC. None of the Borrower, any Subsidiary or, to the knowledge of the Borrower, any Related Party (a) is currently the subject of any Sanctions, (b) is located, organized or residing in any Designated Jurisdiction, or (c) is or has been (within the previous five years) engaged in any transaction with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Designated Jurisdiction. No Loan, nor the proceeds from any Loan, has been or will be used, directly or indirectly, to lend, contribute or provide to, or has been or will be otherwise made available to fund, any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including Administrative Agent, any Lender and any of their respective Affiliates) of Sanctions.

SECTION 6.22 Deposit and Disbursement Accounts. Set forth on Schedule 6.22 to the Disclosure Letter is a complete and accurate list as of the Amendment and Restatement Closing Date of all banks and other financial institutions at which the Borrower or any Subsidiary maintains deposit accounts, lockboxes, disbursement accounts, investment accounts or other similar accounts. Schedule 6.22 to the Disclosure Letter correctly identifies the name, address and telephone number of each bank or financial institution, the name in which each such account is held, the type of each such account, and the complete account number for each such account, and each such account is a Controlled Account (other than Excluded Accounts) as required pursuant to Section 7.13(a).

SECTION 6.23 MDT Sale. The MDT Sale Agreement and each other agreement, instrument or other document related thereto is the legal, valid and binding obligation of the Borrower and, to the knowledge of the Borrower, the other parties thereto, enforceable against the Borrower and, to the knowledge of the Borrower, such other parties thereto in, accordance with its terms. No authorization or approval or other action by, and no notice to, filing with or license from, any Governmental Authority is required of the Borrower for the First Closing (as defined in the MDT Sale Agreement) other than such as have been obtained by the Borrower on or prior to the Amendment and Restatement Closing Date.

ARTICLE VII
AFFIRMATIVE COVENANTS

The Borrower covenants and agrees with the Administrative Agent and the Lenders that until the Termination Date has occurred, the Borrower will, and will cause the Subsidiaries to, perform or cause to be performed the obligations set forth below.

SECTION 7.1 Financial Information, Reports, Notices, Etc.

(a)               The Borrower shall comply in all respects with its filing requirements under Section 13 or 15(d) of the Exchange Act, as applicable and shall, contemporaneously with the filing of its quarterly unaudited and annual audited consolidated and consolidating financial statements, deliver to each Lender a Compliance Certificate and, contemporaneously with the delivery of its annual audited consolidated and consolidating financial statements, deliver to each Lender (unless an Event of Default has occurred and is continuing, in which case such delivery shall be upon the request of the Administrative Agent or the Required Lenders), a Perfection Certificate.

(b)               The Borrower shall timely (without giving effect to any extensions pursuant to Rule 12b-25 of the Exchange Act) file (or furnish, as applicable) all SEC Documents required to be filed with (or furnished to) the SEC pursuant to the Exchange Act. None of such SEC Documents, when filed or furnished, shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All financial statements including in any such SEC Documents shall fairly present the consolidated financial position of the Borrower and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods presented and shall have been prepared in accordance with GAAP, consistently applied (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments that are not material individually or in the aggregate and lack of footnote disclosures). Any audit or report of the Borrower’s independent certified public accountants on any financial statements included in any such SEC Document shall (i) contain an unqualified opinion (subject to the exception set forth below in clause (ii) of this sentence), stating that such consolidated financial statements present fairly in all material respects the consolidated financial position and results of operations and cash flows of the Borrower and its Subsidiaries as of the dates thereof and for the periods presented and have been prepared in conformity with GAAP applied on a basis consistent with prior years, and (ii) not include any explanatory paragraph expressing substantial doubt as to going concern status (other than any such paragraph arising from the impending maturity of the Loans solely in the case of the audit delivered with respect to the fiscal year immediately prior to the fiscal year during which the applicable maturity is scheduled), and no financial statements included in any such SEC Document shall include any statement in the footnotes thereto that indicates there is substantial doubt about the Borrower’s ability to continue as a going concern (or any statement to similar effect).

(c)               If applicable, all calculations in any Compliance Certificate will be made in accordance with GAAP and the applicable terms and provisions of this Agreement and the other Loan Documents.

(d)               As soon as possible and in any event within three Business Days after the Borrower obtains knowledge of the occurrence of a Default and/or Event of Default, the Borrower shall provide a statement of an Authorized Officer of the Borrower setting forth details of such Default and/or Event of Default and the action which the Borrower or any of the Subsidiaries has taken or proposes to take with respect thereto.

(e)               Upon the reasonable request of the Administrative Agent or any Lender, the Borrower and its Subsidiaries shall promptly deliver to the Administrative Agent or such Lender such additional business, financial, corporate affairs, items or documents related to creation, perfection, protection, maintenance, enforcement or priority of the Administrative Agent’s Liens in the Collateral and other information as the Administrative Agent or any Lender may from time to time reasonably request, in each case, so long as such items, documents or information are reasonably available to or obtainable by, or in the possession or control of, the Borrower and its Subsidiaries (or its agents, advisors or other representatives) as of the date of such request.

SECTION 7.2 Maintenance of Existence; Compliance with Contracts, Laws, Etc. Each of the Borrower and each Subsidiary will (a) preserve and maintain its legal existence (except as otherwise permitted by Section 8.7), (b) perform in all material respects its obligations under all Material Agreements, in each case to which the Borrower or any of the Subsidiaries is a party, except in the event that the Borrower determines in its reasonable commercial judgment not to do so, and (c) comply in all material respects with all applicable Laws, rules, regulations and orders, including the payment (before the same become delinquent), of all Taxes, imposed upon the Borrower or any of the Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Borrower or any of the Subsidiaries, as applicable.

SECTION 7.3 Maintenance of Properties. Each of the Borrower and the Subsidiaries will maintain, preserve, protect and keep its and their respective properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements so that the business carried on by the Borrower or any of the Subsidiaries may be properly conducted at all times, unless the Borrower or any of the Subsidiaries determines in good faith that the continued maintenance of such property is no longer economically desirable, necessary or useful to the business of the Borrower or any of the Subsidiaries or the Disposition of such property is otherwise permitted by Section 8.7 or Section 8.8.

SECTION 7.4 Insurance. Each of the Borrower and each of the Subsidiaries will maintain:

(a)               insurance on its property with financially sound and reputable insurance companies against business interruption, loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Borrower and the Subsidiaries; and

(b)               all worker’s compensation, employer’s liability insurance or similar insurance as may be required under the Laws of any state or jurisdiction in which it may be engaged in business.

Without limiting the foregoing, all Borrower or Guarantor insurance policies required pursuant to this Section 7.4 shall (i) name the Administrative Agent as mortgagee and loss payee (in the case of property insurance) and additional insured (in the case of liability insurance), as applicable, and provide that no cancellation or modification as to the amount or scope of coverage of the policies will be made without prior written notice to the Administrative Agent and (ii) be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents.

SECTION 7.5 Books and Records. Each of the Borrower and each of the Subsidiaries will keep books and records in accordance with GAAP which accurately reflect all of its business affairs and transactions and will permit the Administrative Agent, any Lender or any of their respective representatives, at reasonable times and intervals upon reasonable notice to the Borrower, to visit the Borrower’s or any of the Subsidiaries’ offices, to discuss the Borrower’s or any of the Subsidiaries’ financial or other matters with its officers and employees, and its independent public accountants (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower’s and any of the Subsidiaries’ financial and other matters with the Lender or its representatives, whether or not any representative of the Borrower or any of the Subsidiaries is present) and to examine (and photocopy extracts from) any of its books and records. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Lender’s exercise of its rights pursuant to this Section 7.5. The Borrower shall only be required to pay for one such examination per year per Lender, unless an Event of Default has occurred and is continuing.

SECTION 7.6 Environmental Law Covenant. Each of the Borrower and each of the Subsidiaries will (a) use and operate all of its and their businesses, facilities and properties in material compliance with all Environmental Laws, and keep and maintain all Environmental Permits and remain in compliance therewith, except in each case to the extent such non-compliance could not reasonably be expected to result in a Material Adverse Effect and (b) promptly notify the Administrative Agent of, and provide the Administrative Agent with copies of all material claims, complaints, notices or inquiries received in writing relating to, any actual or alleged non-compliance with any Environmental Laws or Environmental Permits or any actual or alleged Environmental Liabilities. The Borrower and each of the Subsidiaries will promptly resolve, remedy and mitigate any such non-compliance or Environmental Liabilities in accordance with reasonable business practices, and shall keep the Lenders informed as to the progress of same.

SECTION 7.7 Use of Proceeds. The Borrower will apply the proceeds of the Loan to refinance the Initial Loans, to pay fees, costs and expenses in connection with the Transactions and to fund general corporate matters.

SECTION 7.8 Future Guarantors, Security, Etc. The Borrower and each Subsidiary will execute any documents, financing statements, agreements and instruments, and will take all further action that may be required under applicable Law, or that Administrative Agent or the Required Lenders may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Liens permitted by Section 8.3) of the Liens created or intended to be created by the Credit Documents. The Borrower will (a) cause any subsequently acquired or organized Subsidiary that qualifies as a Material Subsidiary to, effective upon its acquisition or organization, and (b) as promptly as practicable but in no event later than 15 days (or such later date as may be agreed upon by the Administrative Agent) after any Subsidiary qualifies independently as, or is designated by the Borrower or the Administrative Agent (in accordance with the definition of “Material Subsidiary” herein) as, a Material Subsidiary, provide the Administrative Agent and the Lenders with written notice thereof and cause each such Subsidiary to, in each case of clauses (a) or (b), become a Guarantor and execute a supplement (in form and substance reasonably satisfactory to the Administrative Agent) to the Guarantee and each other applicable Loan Document in favor of the Secured Parties and take such other actions as may be required or reasonably requested for the Secured Parties to have a valid Lien with the priority intended to be created on and security interest in all of the assets of such Material Subsidiary, subject to no other Liens (other than Liens permitted by Section 8.3). The Borrower will promptly notify the Administrative Agent of any subsequently acquired ownership interest in real property by the Borrower or by any Subsidiary and will provide the Administrative Agent with a description of such real property, the acquisition date thereof and the purchase price therefor. In addition, from time to time, each of the Borrower and each of the Material Subsidiaries will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected Liens with respect to such of its assets and properties as the Administrative Agent or the Required Lenders shall reasonably designate, it being agreed that it is the intent of the Parties that the Obligations shall be secured by, among other things, substantially all the assets of the Borrower and the Material Subsidiaries (including real property and personal property acquired subsequent to the Amendment and Restatement Closing Date). Such Liens will be created under the Credit Documents in form and substance satisfactory to the Administrative Agent and the Required Lenders, and the Borrower and each of the Material Subsidiaries shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including mortgages, legal opinions, title insurance policies and lien searches) as Administrative Agent or the Required Lenders shall reasonably request to evidence compliance with this Section 7.8.

SECTION 7.9 Obtaining of Permits, Etc. With respect to each Product, each of the Borrower and each of the Subsidiaries will obtain, maintain and preserve, and take all necessary action to timely renew all Key Permits and accreditations which are necessary in the proper conduct of its business.

SECTION 7.10 Permits. The Borrower and each of the Subsidiaries shall maintain each Key Permit, including each Regulatory Authorization, from, or file any notice or registration in, each jurisdiction in which the Borrower or any of the Subsidiaries are required to obtain any Key Permit or Regulatory Authorization or to file any notice or registration, in order to design, manufacture, store, label, sell, promote, import or distribute any Product.

SECTION 7.11 Maintenance of Regulatory Authorizations, Contracts, Intellectual Property, Etc. With respect to the Products, each of the Borrower and each of the Subsidiaries will: (i) maintain in full force and effect all material Regulatory Authorizations, contract rights, authorizations or other rights necessary for the operations of its business; (ii) notify the Administrative Agent, promptly after learning thereof, of any product recalls, safety alerts, corrections, withdrawals, marketing suspensions, removals or the like conducted, to be undertaken or issued, by the Borrower, any of the Subsidiaries or their respective suppliers whether or not at the request, demand or order of any Governmental Authority or otherwise with respect to any Product, or any basis for undertaking or issuing any such action or item; (iii) design, store, label, sell, promote, import, distribute and manufacture all Products in material compliance with QSRs, the FD&C Act and other applicable Laws; (iv) conduct all studies, tests and trials relating to the Products in accordance with all cGCPs, and other applicable Laws; (v) operate all manufacturing facilities in material compliance with QSRs and all other applicable Laws; (vi) maintain in full force and effect or pursue the prosecution of, as the case may be, and pay all costs and expenses relating to, all material Intellectual Property owned or controlled by the Borrower or any of the Subsidiaries and all Material Agreements, except in the event that the Borrower determines in its reasonable commercial judgment not to do so; (vii) notify the Administrative Agent, promptly after learning thereof, of any Infringement or other violation by any Person of its Intellectual Property and aggressively pursue any such Infringement or other violation except in any specific circumstances where both (A) the Borrower or any of the Subsidiaries has determined that it is not commercially reasonable to do so and (B) where not doing so does not materially adversely affect any Product; (viii) use commercially reasonable efforts to pursue and maintain in full force and effect legal protection for, and protect against Infringement with respect to, all material Intellectual Property, including Patents, developed or controlled by the Borrower or any of the Subsidiaries; and (ix) notify the Administrative Agent, promptly after learning thereof, of any claim by any Person that the conduct of the Borrower’s or any of the Subsidiaries’ business or any of their respective suppliers’ business (including the development, manufacture, use, sale or other commercialization of any Product) Infringes any Intellectual Property of that Person and use commercially reasonable efforts to resolve such claim, except where the Borrower determines in its reasonable commercial judgment not to do so.

SECTION 7.12 Inbound Licenses. Each of the Borrower and the Subsidiaries will, promptly after entering into or becoming bound by any material inbound license agreement (other than over-the-counter or “open-source” software that is commercially available to the public) in respect of any Intellectual Property: (a)

provide written notice to the Administrative Agent of the material terms of such license agreement with a description of its anticipated and projected impact on the Borrower’s and the Subsidiaries’ business and financial condition; and (b) take such commercially reasonable actions as the Administrative Agent or the Required Lenders may reasonably request to obtain the consent of, or waiver by, any Person whose consent or waiver is necessary for the Secured Parties to be granted and perfect a valid security interest in such license agreement and to fully exercise its rights under any of the Loan Documents in the event of a disposition or liquidation of the rights, assets or property that is the subject of such license agreement.

SECTION 7.13 Cash Management. Each of the Borrower and the Guarantors will:

(a)               maintain a current and complete list of all accounts (of the type initially set forth on Schedule 6.22 to the Disclosure Letter) and (other than (i) cash collateral accounts securing corporate credit card or letter of credit obligations, holding solely the amount of cash permitted hereunder to secure such obligations and (ii) accounts exclusively used for payroll, payroll Taxes and other employee wage and benefit programs to or for the benefit of the Borrower’s or a Subsidiary’s employees, which shall in no event hold in the aggregate more than the amount reasonably expected to meet such payroll expenses for the following calendar month, including bonuses and other payments to be paid within the following calendar month (collectively, the “Excluded Accounts”)) promptly deliver any updates to such list to the Administrative Agent; execute and maintain an account control agreement for each such account (other than the Excluded Accounts), in form and substance reasonably acceptable to the Administrative Agent (each such account, a “Controlled Account”);

(b)               deposit promptly after the date of receipt thereof in accordance with prudent business practices all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all accounts and other rights and interests into Controlled Accounts except to the extent permitted to be kept in Excluded Accounts; and

(c)               at any time after the occurrence and during the continuance of an Event of Default, at the request of the Administrative Agent, promptly cause all payments constituting proceeds of accounts to be directed into lockbox accounts under agreements in form and substance satisfactory to the Required Lenders; provided that, for the avoidance of doubt, so long as no Event of Default has occurred and is continuing, the Borrower shall, subject to Section 8.4, have full and complete access to, and may direct, and shall have sole control over, the manner of disposition of funds in all Controlled Accounts to the extent not otherwise in violation of any other provision in this Agreement or the other Loan Documents.

SECTION 7.14 Material Nonpublic Information.

(a)               Subject to clause (b), each Loan Party shall not, and shall cause each of its employees, officers, directors (or equivalent persons), Affiliates, attorneys, agents and representatives to not, provide any Lender or any of its Affiliates, attorneys, agents or representatives with any material nonpublic information regarding any of the Borrower, the Subsidiaries, the Borrower’s securities, any of the Borrower’s Affiliates or any other Person (collectively, “Inside Information”) without the express prior written consent of such Lender.

(b)               Notwithstanding anything to the contrary herein, but subject to clause (c), in the event that any Loan Party believes that a notice, report, information or communication to any Lender or any of its Affiliates, attorneys, agents or representatives contains Inside Information, the Borrower shall, prior to delivery of such notice, report, information or communication, (A) indicate to such Lender that such notice, report, information or communication contains Inside Information (without otherwise disclosing or describing the nature of such Inside Information), which indication shall provide such Lender the means to refuse to receive such notice, report, information or communication (and in the absence of any such indication, such Lender shall be allowed to presume that such notice, report, information or communication does not contain Inside Information), and (B) provide such notice, report, information or communication to Outside Counsel to such Lender.

(c)               Notwithstanding the foregoing, to the extent the Borrower reasonably and in good faith determines that it is necessary to disclose Inside Information to a Lender for purposes relating to this Agreement or any other Loan Document (a “Necessary Disclosure”), the Borrower shall inform Outside Counsel to such Lender of such determination without disclosing the applicable Inside Information, and the Borrower and such Outside Counsel on behalf of the applicable Lender shall endeavor to agree upon a process for making such Necessary Disclosure to the applicable Lender or its representatives that is mutually acceptable to such Lender and the Borrower (an “Agreed Disclosure Process”). Thereafter, the Borrower shall be permitted to make such Necessary Disclosure (only) in accordance with the Agreed Disclosure Process.

(d)               Neither the Administrative Agent nor any Affiliates thereof shall provide any Inside Information to any Lender without complying with the processes set forth in Section 7.14 as if the Administrative Agent were the Borrower for the purposes thereof.

(e)               The Borrower hereby acknowledges and agrees, on behalf of itself and each of the Subsidiaries that, notwithstanding anything to the contrary contained herein, no Lender (nor any of such Lender’s Affiliates, attorneys, agents or representatives) shall have any duty of trust or confidence (including any obligation under any confidentiality or non-disclosure agreement entered into by such Lender) with respect to, or any obligation not to trade in any securities while aware of, any Inside Information (i) provided by, or on behalf of, the Borrower, any of its Affiliates, or any of its or their respective officers, directors (or equivalent persons), employees, attorneys, agents or representatives in violation of any of the representations, covenants, provisions or agreements set forth in this Section 7.14 or (ii) otherwise possessed (or continued to be possessed) by any Lender (or any Affiliate, agent or representative thereof) as a result of any breach or violation of any representation, covenant, provision or agreement set forth in this Section 7.14. In the event of a breach of any of the covenants set forth in this Section 7.14 by the Borrower, any of its Affiliates, or any of its or their respective officers, directors (or equivalent persons), employees, attorneys, agents or representatives, in addition to any other remedies provided herein or otherwise available at law or in equity, the Lender shall have the right to make a public disclosure in the form of a press release or otherwise, of the applicable Inside Information without the prior approval by the Borrower, any of its Affiliates or any of its or their respective officers, directors (or equivalent persons), employees, stockholders, attorneys, agents or representatives, and no Lender (nor any of its Affiliates, agents or representatives) shall have any liability to the Borrower, any of its Affiliates or any of its or their respective officers, directors (or equivalent persons), employees, stockholders, attorneys, agents or representatives for any such disclosure.

SECTION 7.15 Post-Closing Obligations. As soon as reasonably practicable, but in any event on or before the date that is thirty (30) days after the Amendment and Restatement Closing Date (or such later date as agreed by the Required Lenders in their sole discretion), the Borrower shall deliver, or cause to be delivered to Administrative Agent stock certificates and undated stock powers (or its equivalent) executed in blank for all issued and outstanding equity interests in Acutus Medical, N.V. (to the extent such equity interests are customarily certificated in Belgium), pledged by Borrower or enter into such other arrangements reasonably satisfactory to the Required Lenders.

ARTICLE VIII
NEGATIVE COVENANTS

The Borrower covenants and agrees with the Administrative Agent and the Lenders that until the Termination Date has occurred, the Borrower and the Subsidiaries will perform or cause to be performed the obligations set forth below.

SECTION 8.1 Business Activities. None of the Borrower or any of the Subsidiaries will engage in any business activity except those business activities engaged in on the date of this Agreement and activities reasonably incidental thereto. The Borrower shall not and shall not permit any of its Subsidiaries to, directly or indirectly, be an “investment company” or a company “controlled” by an “investment company”, as such terms are defined in the Investment Company Act, or to otherwise be registered under or required to be registered under or subject to the restrictions imposed by the Investment Company Act.

SECTION 8.2 Indebtedness. None of the Borrower or any of the Subsidiaries will create, incur, assume or permit to exist any Indebtedness, other than:

(a)               Indebtedness in respect of the Obligations;

(b)               [reserved]

(c)               Indebtedness existing as of the Amendment and Restatement Closing Date which is identified in Schedule 8.2(c) to the Disclosure Letter, and refinancing of such Indebtedness in a principal amount not in excess of that which is outstanding on the Amendment and Restatement Closing Date (as such amount may have been reduced following the Amendment and Restatement Closing Date);

(d)               unsecured Indebtedness in respect of performance, surety or appeal bonds provided in the ordinary course of business in an aggregate amount at any time outstanding not to exceed $500,000;

(e)               Purchase Money Indebtedness and Capitalized Lease Liabilities in a principal amount not to exceed $500,000 in the aggregate outstanding at any time;

(f)                Permitted Subordinated Indebtedness;

(g)               [reserved];

(h)               Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of Borrower’s business;

(i)                 Indebtedness incurred in connection with corporate credit card arrangements;

(j)                 Indebtedness consisting of reimbursement obligations pursuant to letter of credit arrangements that are repaid within five Business Days of becoming due;

(k)               Unsecured Indebtedness in the form of purchase price adjustments, earn outs, deferred compensation, or other arrangements representing acquisition consideration or deferred payments of a similar nature incurred in connection with Investments permitted by Section 8.5; provided that the amount of such obligation shall be deemed part of the cost of such Investment (the amount of which shall be deemed to be the amount required to be accrued as a liability in accordance with GAAP or the amount actually paid);

(l)                 Indebtedness consisting of the financing of insurance premiums;

(m)             Indebtedness (i) of any Loan Party that is organized in the United States owing to any other Loan Party that is organized in the United States, (ii) of any Subsidiaries that are not Guarantors or that are not organized in the United States owing to the Borrower or any Guarantors organized in the United States, in an aggregate amount at any time outstanding not to exceed $500,000 and (iii) of any Subsidiaries that are not Guarantors owing to any other Subsidiary that is not a Guarantor; provided that all of such Indebtedness shall be subordinated to the Obligations pursuant to an intercompany debt subordination agreement in substantially the form of Exhibit H hereto; and

(n)               other Indebtedness of the Borrower and the Subsidiaries in an aggregate amount at any time outstanding not to exceed $500,000;

provided that no Indebtedness otherwise permitted by clauses (c), (e), (f), (m) or (n) shall be assumed, created or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

SECTION 8.3 Liens. None of the Borrower or any of the Subsidiaries will create, incur, assume or permit to exist any Lien upon any of its property (including Capital Securities of any Person), revenues or assets, whether now owned or hereafter acquired, except:

(a)               Liens securing payment of the Obligations;

(b)               [reserved]

(c)               Liens existing as of the Amendment and Restatement Closing Date and disclosed in Schedule 8.3(c) to the Disclosure Letter securing Indebtedness described in Section 8.2(b), and refinancings of such Indebtedness; provided that no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Amendment and Restatement Closing Date (as such Indebtedness may have been reduced following the Amendment and Restatement Closing Date);

(d)               Liens securing payment of Permitted Subordinated Indebtedness that are (i) subordinate to the Liens securing payment of the Obligations and all other Indebtedness owing from the Borrower or the Subsidiaries to the Secured Parties and (ii) subject to a written subordination agreement satisfactory to the Secured Parties in their sole discretion;

(e)               Liens securing Indebtedness of the Borrower or the Subsidiaries permitted pursuant to Section 8.2(e); provided that (i) such Liens shall be created within 180 days of the acquisition of the assets financed with such Indebtedness and (ii) such Liens do not at any time encumber any property other than the property (and proceeds thereof) acquired, leased or built, or the improvements or repairs, in each case so financed;

(f)                Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(g)               Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds;

(h)               judgment Liens in existence for less than 45 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under Section 9.1(f);

(i)                 easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached;

(j)                 Liens for Taxes not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(k)               deposits of cash to secure the performance of bids, tenders, trade contracts, leases, government contracts, statutory obligations, surety, stay, customs and appeal bonds, performance and return money bonds, other obligations of a like nature incurred in the ordinary course of business and Liens consisting of cash collateral securing Indebtedness described in Section 8.2(i) or Section 8.2(j) in an aggregate amount at any time outstanding not to exceed $800,000;

(l)                 Liens on insurance proceeds in favor of insurance companies granted solely to secure financed insurance premiums;

(m)             Liens in favor of custom and revenue authorities arising as a matter of law to secure the payment of custom duties in connection with the importation of goods;

(n)               Liens on any earnest money deposits required in connection with a Permitted Acquisition or consisting of earnest money deposits required in connection with an acquisition of property not otherwise prohibited hereunder;

(o)               leases or subleases of real property granted in the ordinary course of the Borrower’s or any Subsidiary’s business, and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of the Borrower’s or any Subsidiary’s business, if the leases, subleases, licenses and sublicenses do not prohibit granting the Administrative Agent a security interest therein;

(p)               non-exclusive license of Intellectual Property granted to third parties in the ordinary course of business;

(q)               licenses or sublicenses of Intellectual Property otherwise permitted under this Agreement or the other Loan Documents, and restrictions under licenses of Intellectual Property entered into in the ordinary course of business pursuant to which the Borrower or any of its Subsidiaries is a licensee;

(r)                banker’s liens, rights of setoff and Liens in favor of financial institutions incurred in the ordinary course of business arising in connection with the Borrower’s or any Subsidiary’s deposit accounts or securities accounts held at such institutions to secure solely payment of fees and similar costs and expenses; provided that such accounts are maintained in compliance with Section 7.13(a); and

(s)                other Liens securing Indebtedness or other obligations of the Borrower and its Subsidiaries in an aggregate amount at any time outstanding not to exceed $250,000.

Each Secured Party agrees to execute and deliver such collateral subordination agreements and related documents as reasonably requested of it to confirm the priority of the Liens permitted pursuant to Section 8.3(e).

SECTION 8.4 Minimum Liquidity. The Liquidity of the Borrower shall not at any time be less than $20,000,000.

SECTION 8.5 Investments. None of the Borrower or any of the Subsidiaries will purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

(a)               Investments existing on the Amendment and Restatement Closing Date and identified in Schedule 8.5(a) to the Disclosure Letter;

(b)               (i) Investments consisting of cash and Cash Equivalent Investments and (ii) any other Investments permitted by the Borrower’s investment policy, as amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved in writing by the Borrower’s board of directors so long as set forth on Schedule 8.5(a) to the Disclosure Letter or approved by the Required Lenders (such approval not to be unreasonably withheld);

(c)               Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(d)               Investments consisting of any deferred portion of the sales price received by the Borrower or any of the Subsidiaries in connection with any Disposition permitted under Section 8.8;

(e)               Investments constituting (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made, in each case of clauses (i) through (iii), in connection with the purchase price of goods or services, in each case in the ordinary course of business;

(f)                Permitted Acquisitions;

(g)               (i) Investments by the Borrower or any Guarantor in the Borrower or any Guarantor that is organized in the United States; (ii) Investments by the Borrower or any Guarantor in any Subsidiary that is not a Guarantor or that is a Guarantor that is not organized in the United States, in an aggregate amount not to exceed $500,000 for all such Investments, (iii) Investments by Subsidiaries that are not Guarantors in the Borrower or any Guarantor and (iv) Investments by Subsidiaries that are not Guarantors in any other Subsidiary that is not a Guarantor.

(h)               Investments in the ordinary course of business consisting of endorsements of negotiable instruments for collection or deposit;

(i)                 Investments consisting of the creation of a Subsidiary; provided, however, the creation of such Subsidiary is in accordance with Section 7.8;

(j)                 Investments in an aggregate amount not to exceed $100,000 consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of Capital Securities of the Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by the Borrower’s board of directors;

(k)               Contingent Liabilities of a Loan Party in favor of another Loan Party and permitted under Section 8.2; and

(l)                 other Investments in an aggregate amount not to exceed $500,000 over the term of this Agreement.

SECTION 8.6 Restricted Payments, Etc. None of the Borrower or any of the Subsidiaries will declare or make a Restricted Payment, or make any deposit for any Restricted Payment, other than:

(a)               Restricted Payments made by (i) the Borrower or any Subsidiary to the Borrower or any Guarantor and (ii) any Subsidiary that is not a Guarantor to another Subsidiary that is not a Guarantor; and

(b)               payments to repurchase the stock of former employees, directors, consultants or other service providers pursuant to the terms of employee stock purchase plans, employee restricted stock agreements, stockholder rights plans, director or consultant stock option plans, or similar plans, provided such repurchases do not exceed $100,000 in the aggregate.

SECTION 8.7 Consolidation, Merger; Permitted Acquisitions, Etc. None of the Borrower or any of the Subsidiaries will liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or any division thereof), except (i) that, so long as no Event of Default has occurred and is continuing (or would occur), any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, (x) any other Subsidiary or (y) the Borrower, solely to the extent the Borrower is the surviving Person and such Subsidiary is organized in the United States; and (ii) in connection with a Permitted Acquisition; provided that, in the case of clause (ii), the Borrower or any Subsidiary may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it, so long as (a) the Person surviving such merger with any Subsidiary shall be a direct or indirect wholly owned Subsidiary of the Borrower and, if qualifying as a Material Subsidiary, it shall be a Guarantor, and (b) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving Person and such Person is organized in the United States.

SECTION 8.8 Permitted Dispositions. None of the Borrower or any of the Subsidiaries will Dispose of any of its assets (including accounts receivable and Capital Securities of the Borrower or its Subsidiaries) to any Person in one transaction or series of transactions other than (a) Dispositions of inventory or of obsolete, damaged, worn out or surplus property Disposed of in the ordinary course of business, (b) Dispositions pursuant to Liens permitted by Section 8.3 or mergers or consolidations permitted by Section 8.7, (c) all other Dispositions not to exceed $100,000 in the aggregate in any Fiscal Year or (d) Dispositions made in accordance with the MDT Sale Agreement (as in effect on the Amendment and Restatement Closing Date).

SECTION 8.9 Modification of Certain Agreements. None of the Borrower or any of the Subsidiaries will consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to, the terms or provisions contained in (a) any Organic Documents, if the result would have an adverse effect on the rights or remedies of the Administrative Agent or the Lenders, (b) any agreement governing any Permitted Subordinated Indebtedness, if the result would shorten the maturity date thereof or advance the date on which any cash payment is required to be made thereon or would otherwise change any terms thereof in a manner adverse to the Administrative Agent or the Lenders, in their capacities as such, or (c) except with the prior written consent of the Required Lenders, the MDT Sale Agreement, to the extent any such amendment, supplement, waiver or other modification of, or entering into any forbearance from exercising any right with respect to, the terms or provisions contained therein is materially adverse to the Lenders; provided that the following shall be deemed to be materially adverse to the Lenders: (x) any material change to the assets subject to the MDT Asset Sale and (y) any material change to the amount, timing or type of consideration to be received by the Borrower pursuant to the MDT Asset Sale.

SECTION 8.10 Transactions with Affiliates. None of the Borrower or any of the Subsidiaries will enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its Affiliates, except for (a) transactions that are in the ordinary course of the Borrower’s or such Subsidiary’s business, upon fair and reasonable terms that are no less favorable to the Borrower or such Subsidiary than would be obtained in an arm’s length transaction with a non-affiliated Person, (b) compensation arrangements for officers or directors approved by the Borrower’s board of directors or a duly authorized committee thereof, and (d) Permitted Subordinated Indebtedness or equity investments by the Borrower’s investors in the Borrower.

SECTION 8.11 Restrictive Agreements, Etc. None of the Borrower or any of the Subsidiaries will enter into any agreement prohibiting (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, (b) the ability of the Borrower or any Subsidiary to amend or otherwise modify any Loan Document, or (c) the ability of the Borrower or any Subsidiary to make any payments, directly or indirectly, to the Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments. The foregoing prohibitions shall not apply to restrictions contained:

(i) in any Loan Document; or

(ii) in the case of clause (a), (1) in any agreement governing any Indebtedness permitted by Section 8.2(d) as to the assets financed with the proceeds of such Indebtedness, (2) this Agreement and the other Loan Documents, (3) customary restrictions on the assignment of leases, licenses and other agreements, (4) covenants with such restrictions in merger or acquisition agreements, provided that such covenants do not prohibit Borrower or a Subsidiary from granting a security interest in Borrower’s or any Subsidiary’s property in favor of the Administrative Agent or the Lenders and provided further that the counter-parties to such covenants are not permitted to receive a security interest in Borrower’s or a Subsidiary’s property; or

(iii) in the case of clause (c), except for restrictions existing under or by reason of (1) any restrictions existing under the Loan Documents, or (2) applicable Law.

SECTION 8.12 Sale and Leaseback. Except as permitted in Section 8.3(e), none of the Borrower or any of the Subsidiaries will directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person.

SECTION 8.13 Product Agreements. None of the Borrower or any of the Subsidiaries will enter into any amendment with respect to any existing Product Agreement or enter into any new Product Agreement that contains (a) any provision that permits any counterparty other than the Borrower or any of the Subsidiaries to terminate such Product Agreement for any reason related to the insolvency or change of control of the Borrower or any of the Subsidiaries or assignment of such Product Agreement by the Borrower or any of the Subsidiaries, (b) any provision which restricts or penalizes a security interest in, or the assignment of, any Product Agreements, upon the sale, merger or other Disposition of all or a material portion of a Product to which such Product Agreement relates, or (c) any other provision that has or is likely to adversely affect, in any material respect, any Product to which such agreement relates or any Secured Party’s rights hereunder.

SECTION 8.14 Change in Name, Location or Executive Office or Executive Management; Change in Fiscal Year. None of the Borrower or any of the Subsidiaries will (a) without 30 days’ prior written notice to the Administrative Agent, change its legal name or any trade name used to identify it in the conduct of its business or ownership of its properties, (b) change its jurisdiction of organization or legal structure, (c) without 30 days’ prior written notice to the Administrative Agent, relocate its chief executive office, principal place of business or any office in which it maintains books or records relating to its business (including the establishment of any new office or facility), (d) change its federal taxpayer identification number or organizational number (or equivalent) without 30 days’ prior written notice to the Administrative Agent, (e) replace its chief executive officer or chief financial officer without written notification to the Administrative Agent within 30 days thereafter, (f) change its Fiscal Year or any of its Fiscal Quarters, or (g) enter into any Division/Series Transaction, or permit any of its Subsidiaries to enter into, any Division/Series Transaction (it being understood that none of the provisions in this Agreement nor any other Loan Document shall be deemed to permit any Division/Series Transaction).

SECTION 8.15 Benefit Plans and Agreements. None of the Borrower or any Subsidiary will (a) become the sponsor of, incur any responsibility to contribute to or otherwise incur actual or potential liability with respect to, any Benefit Plan, (b) allow any “employee benefit plan” as defined in section 3(3) of ERISA that provides retirement benefits, is sponsored by the Borrower, any Subsidiary or any of their ERISA Affiliates, and is intended to be Tax qualified under section 401 or 501 of the Code to cease to be Tax qualified, (c) allow the assets of any Tax qualified retirement plan to become invested in Capital Securities of the Borrower or any Subsidiary, (d) allow any “employee benefit plan” (as defined in section 3(3) of ERISA) sponsored, maintained, contributed to or required to be contributed to by the Borrower or any Subsidiary to fail to comply in all material respects with its terms and applicable Laws, or (e) allow any employee benefit plan as defined in section 3(3) of ERISA that provides medical, dental, vision, or long-term disability benefits and that is sponsored by the Borrower or any of its Subsidiaries or any of their ERISA Affiliates (or under which any of these Persons has any actual or potential liability), to cease to be fully insured by a third party insurance company. None of the Borrower or any of its Subsidiaries will enter into any employment, severance, change in control, independent contractor, or consulting agreements or grant any equity awards other than in the ordinary course of business and consistent with past practice.

ARTICLE IX
EVENTS OF DEFAULT

SECTION 9.1 Listing of Events of Default. Each of the following events or occurrences described in this Article IX shall constitute an “Event of Default”:

(a)               Non-Payment of Obligations. The Borrower shall default in the payment or prepayment when due of (i) any principal of or interest on any Loan, or (ii) any fee described in Article III or any other monetary Obligation, and in the case of clause (ii) such default shall continue unremedied for a period of three Business Days after such amount was due.

(b)               Breach of Warranty. Any representation or warranty made or deemed to be made by the Borrower or any of the Subsidiaries in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect in any material respect when made or deemed to have been made.

(c)               Non-Performance of Certain Covenants and Obligations. The Borrower or any Subsidiary shall default in the due performance or observance of any of its obligations under Section 7.1, Section 7.7, Section 7.15 or Article VIII.

(d)               Non-Performance of Other Covenants and Obligations. The Borrower or any Subsidiary shall default in the due performance and observance of any other covenant, obligation or agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof given to the Borrower by the Lenders or (ii) the date on which the Borrower or any Subsidiary has knowledge of such default.

(e)               Default on Other Indebtedness. A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness of the Borrower or any of the Subsidiaries having a principal or stated amount, individually or in the aggregate, in excess of $250,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

(f)                Judgments. Any judgment or order for the payment of money individually or in the aggregate in excess of $250,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against the Borrower or any of the Subsidiaries and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 30 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

(g)               Change in Control. Any Change in Control shall occur.

(h)               Bankruptcy, Insolvency, Etc. The Borrower or (except as permitted pursuant to Section 8.7) any of the Subsidiaries shall:

(i)                 become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

(ii)              apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

(iii)            in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided that the Borrower and each Subsidiary hereby expressly authorizes the Administrative Agent and the Lenders to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents;

(iv)             permit or suffer to exist the commencement of any bankruptcy, insolvency, reorganization, debt arrangement, arrangement (including any plan of compromise or arrangement or other corporate proceeding involving or affecting its creditors) or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof (each, an “Insolvency Event”), and, if any such case or proceeding is not commenced by the Borrower or any Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that the Borrower and each Subsidiary hereby expressly authorizes the Administrative Agent and the Lenders to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents; or

(v)               take any action authorizing, or in furtherance of, any of the foregoing.

(i)                 Impairment of Security, Etc. Any Loan Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower or any Subsidiary subject thereto; the Borrower, any Subsidiary or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

(j)                 Key Permit Events. Any Key Permit or any of the Borrower’s or any Subsidiary’s material rights or interests thereunder is terminated or amended in any manner adverse to the Borrower or any Subsidiary in any material respect.

(k)               Material Adverse Effect. Any circumstance occurs that has had or could reasonably be expected to have a Material Adverse Effect.

(l)                 Regulatory Matters. If any of the following occurs: (i) the FDA, CMS or any other Governmental Authority (A) issues a letter or other communication asserting that any Product lacks a required Regulatory Authorization or (B) initiates enforcement action against, or issues a warning letter with respect to, the Borrower or any of the Subsidiaries, or any Product or the manufacturing facilities therefor, that in the case of either clause (A) or (B) causes the Borrower or such Subsidiary to discontinue marketing of or withdraw any material Product, or causes a material delay in the manufacture or offering of any material Product, which discontinuance, withdrawal or delay could reasonably be expected to last for more than three months; (ii) a recall which could reasonably be expected to result in aggregate liability to the Borrower and the Subsidiaries in excess of $500,000; or (iii) the Borrower or any of the Subsidiaries enters into a settlement agreement with the FDA, CMS or any other Governmental Authority that results in aggregate liability as to any single or related series of transactions, incidents or conditions in excess of $500,000.

SECTION 9.2 Action if Bankruptcy. If any Event of Default described in clauses (i) through (iv) of Section 9.1(h) with respect to the Borrower shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of the Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand to any Person.

SECTION 9.3 Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (i) through (iv) of Section 9.1(h)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent may, and shall at the written direction of the Administrative Agent or the Required Lenders, by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of the Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and the Commitments shall terminate.

SECTION 9.4 Application of Funds. After the exercise of remedies provided for in Section 9.3 (or after the Loans have automatically become immediately due and payable as set forth in Section 9.2), any amounts received by any Lender or the Administrative Agent on account of the Obligations shall be applied in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders) arising under the Loan Documents and amounts payable under Section 4.3, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and amounts payable under Sections 3.7, 3.8 and 3.10, ratably among the Lenders in proportion to the respective amounts described in this clause Third held by them;

Fourth, to payment of that portion of the Obligations constituting accrued and unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by law.

ARTICLE X
MISCELLANEOUS PROVISIONS

SECTION 10.1 Waivers, Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Credit Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, further, that

(a)               no such amendment, waiver or consent shall:

(i)                 extend or increase the Commitment of a Lender (or reinstate any Commitment terminated pursuant to Section 9.2) without the written consent of such Lender whose Commitment is being extended or increased (it being understood and agreed that a waiver of any condition precedent set forth in Article V or a waiver of any Default or a mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender);

(ii)              postpone any date fixed by this Agreement or any other Credit Document for any payment of principal (excluding mandatory prepayments), interest, Repayment Premiums, fees or other amounts due to the Lenders (or any of them) without the written consent of each Lender entitled to receive such payment (it being understood that a waiver of any Default or Event of Default shall not constitute such a postponement);

(iii)            reduce the principal of, the rate of interest specified herein on or any Repayment Premium or Exit Fee specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Credit Document without the written consent of each Lender entitled to receive such payment of principal, interest, fees or other amounts (other than any such reduction in connection with a waiver of any Default, Event of Default, mandatory prepayment or amendment to any financial covenant);

(iv)             (x) amend or waive any provision of Section 9.4, or (y) amend or waive any provision providing for the pro rata treatment of the Lenders, in each case without the written consent of each Lender directly affected thereby;

(v)               change any provision of this Section 10.1(a) or the definition of “Required Lenders” without the written consent of all the Lenders; or

(vi)             reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of their rights and obligations under this Agreement and the other Credit Documents, or release all or substantially all of the Collateral or release all or substantially all of the Guarantors from their obligations under the Guarantee, in each case without the written consent of all the Lenders; and

(b)               unless also signed by the Administrative Agent, no amendment, waiver or consent shall affect the rights or duties of the Administrative Agent under this Agreement or any other Credit Document;

provided, however, that notwithstanding anything to the contrary herein, (i) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and (ii) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.

Any payments, fees or other consideration (other than reimbursements for out-of-pocket expenses) received by or on behalf of the Administrative Agent or any of the Lenders in respect of any amendment, waiver or consent under the Credit Documents shall be distributed to the Lenders on a pro rata basis.

SECTION 10.2 Notices; Time.

(a)   All notices and other communications provided under any Credit Document shall be in writing, by facsimile or email and addressed, delivered or transmitted, if to the Borrower or the Lenders, to the applicable Person at its address, facsimile number or email set forth on Schedule 10.2 to the Disclosure Letter, or at such other address, facsimile number or email as may be designated by such Party in a notice to the other Parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter; and any notice, if sent by email, when received. Unless otherwise indicated, all references to the time of a day in a Credit Document shall refer to New York City time.

(b)   The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic (email) loan notices) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party; provided that such indemnity shall not, as to any Person be available to the extent that such losses, costs, expenses or liabilities are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Person. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

SECTION 10.3 No Usury. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable Law shall not exceed the highest rate permitted by applicable Law. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the highest lawful rate permitted by applicable Law, the outstanding amount of the Loans made hereunder shall bear interest at the highest lawful rate permitted by applicable Law until the total amount of interest due hereunder equals the amount of interest that would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. Accordingly, if any Lender contracts for, charges, or receives any consideration that constitutes interest in excess of the highest lawful rate permitted by applicable Law, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Loan Parties.

SECTION 10.4 Indemnification; Expenses; and Damage Waiver.

(a)               In consideration of the execution and delivery of this Agreement by the Lenders and the Administrative Agent, the Borrower hereby indemnifies, agrees to defend, exonerates and holds each Lender and the Administrative Agent (and any sub-agent thereof) and each Related Party of any of the foregoing Persons (collectively, the “Indemnified Parties”) free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, obligations and damages, claims and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought or whether or not any investigation, claim, action, suit or proceeding is brought by the Borrower or any of its Subsidiaries or any other Person), including reasonable and documented attorneys’ and professionals’ fees and disbursements (collectively, the “Indemnified Liabilities”), including Indemnified Liabilities arising out of or relating to (a) the entering into and performance of any Loan Document by any of the Indemnified Parties, and in the case of the Administrative Agent and their

Related Parties only, the administration and enforcement of any Loan Document (in each case, including any action brought by or on behalf of the Borrower as the result of any determination by any Lender pursuant to Article V not to fund any Loan), and (b) any Environmental Liability. The foregoing indemnification shall not be available to any Indemnified Party (x) to the extent that a court or arbitral tribunal of competent jurisdiction issues a final and non-appealable judgment that such Indemnified Liability resulted from (i) the gross negligence or willful misconduct of such Indemnified Party or (ii) other than with respect to the Administrative Agent (and its Related Parties) a material breach of the obligations of such Indemnified Party under this Agreement at a time when neither the Borrower nor any of its Subsidiaries affiliates have breached their obligations hereunder or (y) to the extent arising from any dispute solely among the Indemnified Parties that does not involve an act or omission by the Borrower or any of its Subsidiaries. If and to the extent that the foregoing indemnification may be unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable Law. Paragraph (a) of this Section 10.4 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim

(b)   Costs and Expenses. The Loan Parties shall pay (i) all out-of-pocket expenses incurred by (A) Lenders party to this Agreement on the date hereof and (B) the Administrative Agent, including the fees, charges and disbursements of counsel for the Lenders, including local and foreign counsel, if any, which may be retained by or on behalf of any Lender, and counsel for the Administrative Agent, and due diligence expenses incurred by such Lenders in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges, legal expenses and disbursements of any counsel for the Administrative Agent or any Lender), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout or restructuring (whether or not consummated) or negotiations in respect of such Loans or in connection with the enforcement of any Obligations. The Borrower further agrees to pay, and to hold each Lender harmless from all liability for, any Other Taxes.

(c)   Reimbursement by Lenders. To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by them to the Administrative Agent (or any sub-agent thereof) or any Related Party thereof, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentages (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), or against any Related Party thereof acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.09(b).

(d)   Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no Party shall assert, and each Party hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnified Party referred to in subsection (a) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e)   Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

SECTION 10.5 Survival. The obligations of the Borrower under Section 4.1, Section 4.2, Section 4.3 and Section 10.4, shall in each case survive any assignment by any Lender and the occurrence of the Termination Date. The representations and warranties made by the Borrower in each Loan Document shall survive the execution and delivery of such Loan Document. The agreements in this Section and the indemnity provisions of Section 10.2(b) shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

SECTION 10.6 Severability. Any provision of any Loan Document or the other Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or other Loan Document affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 10.7 Headings. The various headings of each Loan Document and each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document such Loan Document or any provisions thereof.

SECTION 10.8 Execution in Counterparts, Effectiveness, Etc.. This Agreement may be executed by the Parties in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and the Lenders, shall have been received by the Lenders. Delivery of an executed counterpart of a signature page to this Agreement by email (in “pdf,” “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.9 Governing Law; Entire Agreement. EACH LOAN DOCUMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. The Loan Documents constitute the entire understanding among the Parties with respect to the subject matter thereof and supersede any prior agreements, understandings or representations, written or oral, with respect thereto.

SECTION 10.10 Successors and Assigns.

(a)               Successors and Assigns Generally. The provisions of this Agreement and the other Credit Documents shall be binding upon and inure to the benefit of the Parties hereto and thereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. No assignment or transfer of any Commitment or Loan shall be effective until receipt and acceptance into the Register by the Administrative Agent of a fully executed Assignment and Assumption effecting the assignment or transfer thereof, together with the required forms and certificates regarding tax matters and any fees payable in connection with such assignment, in each case, as provided in Section 10.10(b)(iv). The date of such assignment shall be referred to herein as the “Assignment Effective Date.”

(b)               Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Credit Documents (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)                 Minimum Amounts.

A.       in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

B.       in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);

(ii)              Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all of the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned;

(iii)            Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition, the consent of the Required Lenders (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund.

(iv)             Assignment and Assumption. Assignments and assumptions of Loans and Commitments by Lenders shall be effected by execution and delivery to the Administrative Agent of an Assignment and Assumption. Assignments made pursuant to the foregoing provision shall be effective as of the Assignment Effective Date, subject to acceptance and recording thereof in the Register by the Administrative Agent pursuant to Section 10.10(c). In connection with all assignments there shall be delivered to the Administrative Agent such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment and Assumption may be required to deliver pursuant to Section 4.3, together with payment to the Administrative Agent of a registration and processing fee of $3,500, which may be waived or reduced at the sole discretion of the Administrative Agent.

(v)               No Assignment to Certain Persons. No such assignment shall be made to a Loan Party or any Affiliate or Subsidiary of a Loan Party, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons (other than to the Lenders on the date hereof and their respective Affiliates).

(vi)             Effectiveness. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.3 and 10.4 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c)               Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)               Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 10.11 Other Transactions. Nothing contained herein shall preclude any Lender or any of its Affiliates from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

SECTION 10.12 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OR THE LENDERS’ OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

SECTION 10.13 Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE BORROWER IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THE LOAN DOCUMENTS.

SECTION 10.14 Confidential Information. Subject to the provisions of Section 10.15, at all times prior to the Termination Date, the Receiving Party shall keep confidential and shall not publish or otherwise disclose any Confidential Information furnished to it by the Disclosing Party, except to those of the Receiving Party’s employees, advisors or consultants who have a need to know such information to assist such Party in the performance of such Party’s obligations or in the exercise of such Party’s rights hereunder and who are subject to reasonable obligations of confidentiality consistent with this Section 10.14 (collectively, “Recipients”). Notwithstanding anything to the contrary set forth herein, (a) any Lender may disclose any Confidential Information to (i) its Affiliates, (ii) potential and actual assignees of any of such Lender’s rights hereunder and (iii) potential and actual investors in, or lenders to, such Lender (including, in each case of the foregoing cases, such Person’s employees, advisors or consultants); provided that in each case, unless an Event of Default has occurred and is continuing, each such Recipient shall be subject to reasonable obligations of confidentiality; and (b) upon receiving consent from the Lenders, which consent shall not be unreasonably withheld, delayed or conditioned, the Borrower may disclose any Confidential Information, to potential or actual permitted acquirers or assignees, collaborators and other licensees or sub-licensees, permitted subcontractors, investment bankers, investors, lenders (including, in each of the foregoing cases, such Person’s employees, advisors or consultants who have a need to receive and review such information); provided that in each case, each such Recipient shall be subject to reasonable obligations of confidentiality. In addition to the foregoing, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary in order to comply with applicable Laws (including any securities law or regulation or the rules of a securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance, provided that the Receiving Party (x) will only disclose those portions of the Confidential Information that are necessary or required to be so disclosed, and (y) to the extent legally permissible, will notify the Disclosing Party of the Receiving Party’s intent to make any disclosure pursuant thereto sufficiently prior to making such disclosure so as to allow the Disclosing Party time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed.

SECTION 10.15 Exceptions to Confidentiality. The Receiving Party’s obligations set forth in this Agreement shall not extend to any Confidential Information of the Disclosing Party:

(a)               that is or hereafter becomes part of the public domain (other than as a result of a disclosure by the Receiving Party or its Recipients in violation of this Agreement);

(b)               that is received from a Third Party without restriction on disclosure and without, to the knowledge of the Receiving Party, breach of any agreement between such Third Party and the Disclosing Party;

(c)               that the Receiving Party can demonstrate by competent evidence was already in its possession without any limitation on disclosure prior to its receipt from the Disclosing Party;

(d)               that is generally made available to Third Parties by the Disclosing Party without restriction on disclosure;

(e)               that the Receiving Party can demonstrate by competent evidence was independently developed by the Receiving Party without use of or reference to the Confidential Information; or

(f)                that is disclosed to any of the Lenders or any of their Affiliates, agents or representatives in violation of Section 7.14.

SECTION 10.16 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Credit Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 11.1 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Credit Documents, (b) any Lender from exercising setoff rights in accordance with Section 4.5 (subject to the terms of

Section 4.4(e)), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law or any proceedings arising out of or in connection with an Insolvency Event; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Credit Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 11.1 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 4.4(e), any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

SECTION 10.17 Payments Set Aside. To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver, receiver, manager, monitor or any other party, in connection with any proceeding under any Debtor Relief Law, any proceedings arising out of or in connection with an Insolvency Event or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

SECTION 10.18 Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 10.19 Acknowledgement and Consent to Bail-In EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto (including any party becoming a party hereto by virtue of an Assignment Agreement) acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                the effects of any Bail-In Action on any such liability, including, if applicable:

(i)                 a reduction in full or in part or cancellation of any such liability;

(ii)               a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; and

(iii)             the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(c)                In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

SECTION 10.20 Acknowledgement Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

SECTION 10.21 No Novation. This Agreement constitutes an amendment and restatement of the Existing Credit Agreement and does not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Obligations outstanding under, and as defined in, the Existing Credit Agreement or the Lien or priority of any mortgage, pledge, security agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under, and as defined in, the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments or documents executed concurrently herewith. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of any Loan Party under the Existing Credit Agreement or any of the other Loan Documents from any of its obligations and liabilities as a “Borrower” or “Guarantor” thereunder. Each party hereto hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect, as modified by this amendment and restatement and instruments or documents executed concurrently herewith, and is hereby ratified and confirmed in all respects except that on and after the Amendment and Restatement Closing Date all references in any such Loan Document to (i) “the Credit Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Existing Credit Agreement shall mean the Existing Credit Agreement as amended and restated by this Agreement and (ii) the “Borrower” shall continue to refer to Acutus Medical, Inc. and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Administrative Agent a security interest in or Lien on, any collateral as security for the obligations of the Borrower from time to time existing in respect of the Existing Credit Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

SECTION 10.22 Independent Nature of Lenders. The obligations of each Lender under the Loan Documents are several and not joint with the obligations of any other Lender, and no Lender shall be responsible in any way for the performance of the obligations of any other Lender under the Loan Documents. Each Lender shall be responsible only for its own representations, warranties, agreements and covenants under the Loan Documents. The decision of each Lender to acquire the Securities pursuant to the Loan Documents has been made by such Lender independently of any other Lender and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Borrower or any of its Subsidiaries that may have been made or given by any other Lender or by any agent, attorney, advisor, representative or employee of any other Lender, and no Lender or any of its agents, attorneys, advisors, representatives or employees shall have any liability to any other Lender (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained in the Loan Documents, and no action taken by any Lender pursuant hereto or thereto (including a Lender’s acquisition of Obligations, Notes, Lender Warrants or any other Securities at the same time as any other Lender), shall be deemed to constitute the Lenders as, and each of the Loan Parties acknowledges and agrees that the Lenders do not thereby constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert or as a group with respect to such Obligations or the transactions contemplated by any of the Loan Documents, and none of the Loan Parties shall assert any contrary position.

SECTION 10.23 No Fiduciary Relationship. Each of the Loan Parties acknowledges and agrees that (a) the Administrative Agent and each Lender is acting at arm’s length from the Loan Parties with respect to this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby; (b) neither the Administrative Agent nor any Lender will, by virtue of this Agreement or any of the other Loan Documents or any transaction contemplated hereby or thereby, be (nor, to the Loan Parties’ knowledge, otherwise is) an Affiliate of, or have any agency, tenancy or joint venture relationship with, any Loan Party; (c) neither the Administrative Agent nor any Lender has acted, or is or will be acting, as a financial advisor to, or fiduciary (or in any similar capacity) of, or has any fiduciary or similar duty to, any Loan Party with respect to, or in connection with, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby, and each of the Loan Parties agrees not to assert, and hereby waives, to the fullest extent permitted under applicable Law, any claim that the Administrative Agent or any Lender has any fiduciary duty to such Loan Party; (d) any advice given by the Administrative Agent or a Lender or any of its representatives or agents in connection with this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby is merely incidental to such Lender’s performance of its obligations hereunder and thereunder (including, in the case of each of the Lenders, its acquisition of the Securities); and (e) the Loan Parties’ decision to enter into the Loan Documents has been based solely on the independent evaluation by the Loan Parties and their representatives.

ARTICLE XI
ADMINISTRATIVE AGENT

SECTION 11.1 Appointment and Authority.

(a)               Each of the Lenders hereby irrevocably appoints Wilmington Trust to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Credit Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

(b)               The Administrative Agent shall also act as the “collateral agent” under the Credit Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 11.5 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Agreement, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of Article X (including Section 10.4(c)), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Credit Documents) and this Article XI as if set forth in full herein with respect thereto.

SECTION 11.2 Rights as a Lender. A Person serving as an Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or any Affiliate thereof as if such Person were not an Administrative Agent hereunder and without any duty to account therefor to the Lenders.

SECTION 11.3 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, Administrative Agent:

(a)               shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(b)               shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent is required to exercise or as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents); provided that the Administrative Agent shall not be required to take any action or to exercise any of the rights or powers vested in it by this Agreement at the request or direction of the Lenders, pursuant to the provisions of this Agreement, unless such Lenders shall have offered to the Administrative Agent security or indemnity (satisfactory to the Administrative Agent in its sole and absolute discretion) against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction, or that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c)               shall, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Affiliates that is communicated to or obtained by the Person serving as an Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. Subject to the proviso in Section 11.3(b), to the extent the Administrative Agent is permitted to take any discretionary action hereunder or under any Credit Document, it shall take such action if instructed in writing to do so by the Required Lenders. Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given in writing to Administrative Agent by the Borrower, or a Lender.

The Administrative Agent shall have the right to request instructions from the Required Lenders or, as required, each of the Lenders. If the Administrative Agent shall request instructions from the Required Lenders or each of the Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary under the circumstances), as the case may be, with respect to any act or action (including the failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders or such other number or percentage of the Lenders, as the case may be, and the Administrative Agent shall not incur liability to any Person by reason of so refraining.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent (i) shall neither be responsible for, nor chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document or than this Agreement and the other Credit Documents, whether or not an original or a copy of such agreement, instrument or document has been provided to the Administrative Agent and (ii) shall have no duty to know or inquire as to the performance of any provision of any other agreement, instrument or document other than this Agreement and the other Credit Documents.

The Administrative Agent shall have no liability for any action taken, or errors in judgment made, in good faith by it or any of its officers, employees or agents, unless it shall have been negligent in ascertaining the pertinent facts. The permissive rights of the Administrative Agent to do things enumerated in this Agreement shall not be construed as a duty and, with respect to such permissive rights, the Administrative Agent shall not be answerable in respect thereof other than for its gross negligence or willful misconduct. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder.

Neither the Administrative Agent nor any of its directors, officers, employees, agents or affiliates shall be responsible for nor have any duty to monitor the performance or any action of any Loan Party, or any of their directors, members, officers, agents, affiliates or employee, nor shall it have any liability in connection with the malfeasance or nonfeasance by such party. The Administrative Agent may assume performance by all such Persons of their respective obligations. The Administrative Agent shall have no enforcement or notification obligations relating to breaches of representations or warranties of any other Person.

The Administrative Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility.

SECTION 11.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 11.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The rights, benefits and privileges (including the exculpatory and indemnification provisions) of Article X and this Article XI shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by the Administrative Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Loan Parties and the Lenders, (ii) any modification to such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be effective as against such sub-agent without its written consent thereto, and (iii) such sub-agent shall only have obligations to the Administrative Agent and not to any Loan Party, Lender or any other Person and no Loan Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such subagent.

SECTION 11.6 Resignation or Removal of the Administrative Agent. The Administrative Agent may resign as Administrative Agent at any time by giving thirty (30) days advance notice thereof to the Lenders and the Borrower and, thereafter, the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. No less than thirty (30) days’ following the delivery of such written notice, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, with whom the Lenders shall be dealing on an arm’s length basis. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent. After any retiring Administrative Agent’s resignation hereunder as administrative agent or upon a removal of an Administrative Agent, the provisions of this Section 11.6 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent. If no successor has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent’s notice of resignation or removal, the retiring Administrative Agent’s resignation or removal shall nevertheless thereupon become effective and the Required Lenders shall perform all of the duties of such Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Any corporation or association into which Wilmington Trust may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which Wilmington Trust is a party, will be and become the successor to Wilmington Trust as Administrative Agent under this Agreement and the other Credit Documents and will and succeed to the same rights, powers, duties immunities and privileges as its predecessor, without the execution or filing of any instrument or document or the performance of any further act.

SECTION 11.7 Non-Reliance on the Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder.

SECTION 11.8 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)               to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 10.4) allowed in such judicial proceeding; and

(b)               to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, receiver-manager, monitor, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 10.4.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

SECTION 11.9 Collateral and Guarantee Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a)               to release any Lien on any Collateral granted to or held by the Administrative Agent under any Credit Document (i) upon payment in full of all Obligations, (ii) that is sold or otherwise disposed of to a Person that is not a Loan Party as part of or in connection with any sale or other Disposition permitted hereunder and under the other Credit Document or any Casualty Event, or (iii) as approved in accordance with Section 10.1; and

(b)               to release any Guarantor from its obligations under the Guarantee if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Credit Documents.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guarantee, pursuant to this Section 11.9.

The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

In the event that any Collateral shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Collateral, the Administrative Agent is hereby expressly authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction. In the event that the Administrative Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties or to any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

The Administrative Agent shall have no obligation to give, execute, deliver, file, record, authorize or obtain any financing statements, notices, instruments, documents, agreements, consents or other papers as shall be necessary to (i) create, preserve, perfect or validate any security interest granted to the Administrative Agent pursuant to the Credit Documents or (ii) enable the Administrative Agent to exercise and enforce its rights under the Credit Documents with respect to any such pledge and security interest. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

SECTION 11.10 Joinder of New Lender. Deerfield Partners, L.P. (the “New Lender”) (i) represents and warrants that it is sophisticated with respect to decisions to make and maintain the Amendment and Restatement Term Loans under this Agreement made and maintained by it hereunder and it is experienced in acquiring assets of such type, (ii) irrevocably appoints and authorizes the Administrative Agent to act as Administrative Agent on its behalf in accordance with Section 11.1 and the other terms of this Agreement and the other the Credit Documents, (iii) shall perform in accordance with their terms all obligations that, by the terms of the Credit

Documents, are required to be performed by it as a Lender, (iv) confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and shall continue to make its own credit decisions in taking or not taking any action under any Credit Document independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time and (v) has informed the Administrative Agent of its applicable lending offices (and addresses for notices). The parties hereto acknowledge and agree that, upon the satisfaction of the conditions set forth in Article V hereof, the New Lender shall hereinafter be a party to the Credit Agreement and the other Credit Documents as a Lender and shall have the rights and obligations of a Lender hereunder and thereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ACUTUS MEDICAL, INC., as the Borrower

By: /s/ David Roman
Name: David Roman
Title: Chief Financiall Officer

Signature Page to Credit Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Administrative Agent

By: /s/ Marie Nicolosi
Name: Marie Nicolosi
Title: Assistant Vice President

Signature Page to Credit Agreement

Deerfield partners, l.p.

By: Deerfield Mgmt, L.P., its General Partner By: J.E. Flynn Capital, LLC, its General Partner
By: /s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

Deerfield Private Design Fund III, L.P.

By: Deerfield Mgmt, L.P., its General Partner By: J.E. Flynn Capital, LLC, its General Partner

By: /s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

Signature Page to Credit Agreement

Schedule 2.1

COMMITMENTS AND APPLICABLE PERCENTAGES

Commitment Amount as of the Amendment and Restatement Closing Date:

Lender	Commitment Amount	Applicable Percentage
DEERFIELD PARTNERS, L.P.	$17,500,000	50%
Deerfield Private Design Fund III, L.P.	$17,500,000	50%
Total	$35,000,000	100%

EXHIBIT A

FORM OF PROMISSORY NOTE

$35,000,000 May 20, 2019

FOR VALUE RECEIVED, ACUTUS MEDICAL, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of [ORBIMED ROYALTY OPPORTUNITIES II, LP]/[DEERFIELD PRIVATE DESIGN FUND III, L.P.], a [Delaware limited partnership] (together with its successors, transferees and assignees, the “Lender”), on the Maturity Date, the principal sum of TWENTY MILLION DOLLARS ($20,000,000) or, if the First Delayed Draw Loan is made to the Borrower, TWENTY FIVE MILLION DOLLARS ($25,000,000) or, if the Second Delayed Draw Loan is made to the Borrower, THIRTY FIVE MILLION DOLLARS ($35,000,000), in any case if less, the aggregate unpaid principal amount of the Loans (and any continuation thereof) made (or continued) by the Lender pursuant to the Credit Agreement, dated as of May 20, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, certain Lenders party thereto, OrbiMed Royalty Opportunities II, LP, as Origination Agent, and Wilmington Trust, National Association, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, terms used in this Note have the meanings provided in the Credit Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity upon demand, until paid in full, at the rates per annum and on the dates specified in the Credit Agreement, as well as any other amounts that may be due to the Lender upon maturity (whether by acceleration or otherwise) under or in respect of this Note.

Payments of both principal and interest are to be made in U.S. Dollars in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

This Note is referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security and guarantee for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of the unpaid principal amount of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Any prepaid principal of this Note may not be reborrowed.

All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK, AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[ Signature Page Follows ]

A-1

ACUTUS MEDICAL, INC.

By:
Name:
Title:

Signature Page to Promissory Note

EXHIBIT B

FORM OF LOAN REQUEST

[DATE]

Wilmington Trust, N.A.

50 South Sixth Street, Ste. 1290

Minneapolis, MN 55402

Attn: Jamie Roseberg

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of May 20, 2019 (as amended, supplemented or otherwise modified from time to time and in effect on the date hereof, the “Credit Agreement”), by and among ACUTUS MEDICAL, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto, and ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership, as Origination Agent, and Wilmington Trust, National Association, as administrative agent (together with its, successors, transferees and assignees, the “Administrative Agent”).

Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

Pursuant to the provisions of Section 2.2 of the Credit Agreement, the Borrower hereby requests [an Initial ][the First Delayed Draw ][the Second Delayed Draw ]Loan of $[ ] to be made on ___________ __, 20__ (the “Proposed Disbursement Date”), which Loan shall be evidenced by [that certain Promissory Note dated as of May 20, 2019, issued to OrbiMed Royalty Opportunities II, LP in the aggregate original principal amount of $35,000,000.00][and that certain Promissory Note dated as of May 20, 2019, issued to Deerfield Private Design Fund III, L.P., in the aggregate original principal amount of $35,000,000.00][___________].

The Borrower hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that:

(a)               the proceeds of the proposed Loan are to be used for the purposes set forth in Section 7.7 of the Credit Agreement;

(b)               bank account details and wire transfer instructions for disbursement of the proceeds of the proposed Loan are set forth on Schedule A hereto;

(c)               no Default has occurred and is continuing or would result from the proposed Loan;

(d)               all conditions required to be satisfied (or waived in writing by the Required Lenders), as set forth in Article V of the Credit Agreement, as applicable, as of the Proposed Disbursement Date for the making of the Loan requested hereby have been, and are, fully satisfied (or duly waived in writing by the Required Lenders); and

B-1

(e)               the representations and warranties contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, each of which representation or warranty is true and correct in all respects), before and after giving effect to the making of the proposed Loan and to the application of the proceeds thereof, as though made on and as of the date hereof, except to the extent that they relate specifically to an earlier specified date (in which case they are true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, each of which representation or warranty is true and correct in all respects) on and as of such earlier date).

The Borrower hereby irrevocably authorizes and directs the Administrative Agent (or its sub-agent) to disburse the proceeds of the Loans requested hereby as set forth in Schedule A hereto.

The Borrower hereby agrees that the payments made in accordance with the wire transfer instructions set forth on Schedule A hereto are made for the administrative convenience of the Borrower and that the legal effect thereof is the same as if the proceeds of the Loans requested hereby were transferred directly to the Borrower by the Lenders and distributed by the Borrower.

The Borrower hereby acknowledges that the Administrative Agent (or its sub-agent) shall wire the amounts set forth on Schedule A hereto strictly on the basis of the information set forth on Schedule A hereto without making any investigation as to the accuracy thereof. In the event that any of such information is incorrect, the Borrower agrees that the Lenders, the Origination Agent and the Administrative Agent (and its sub-agent) shall not have any liability for any losses, costs, taxes, fees and expenses arising strictly therefrom.

The Borrower acknowledges that any amounts disbursed by the Administrative Agent pursuant to the instructions set forth below are made entirely on behalf of the Borrower; the Lenders, the Origination Agent and the Administrative Agent (or its sub-agent) will not be responsible for calculating taxes, reporting taxes or deducting withholding taxes owing in respect of such disbursements; and the Borrower will indemnify the Lenders, the Origination Agent and the Administrative Agent (and its sub-agent), pursuant to the Credit Agreement, for any withholding taxes owing on such disbursements.

The officer signing below is an Authorized Officer of the Borrower and is authorized to request the Loan contemplated hereby and issue this Loan Request on behalf of the Borrower.

[ Signature Page Follows ]

B-2

Very truly yours,

ACUTUS MEDICAL, INC. as the Borrower

By:
Name:
Title:

[Signature Page to Loan Request]

Schedule A

Disbursement / Wire Instructions

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

ACUTUS MEDICAL, INC.

COMPUTATION DATE: _____________ __, 20__

This Compliance Certificate (this “Certificate”) is delivered pursuant to [Section 5.7][Section 7.1(d)] of the Credit Agreement, dated as of May 20, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between ACUTUS MEDICAL, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto, and ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership, as Origination Agent, and Wilmington Trust, National Association, as administrative agent (together with its, successors, transferees and assignees, the “Administrative Agent”). Unless otherwise defined herein or the context otherwise requires, terms used in this Certificate have the meanings provided in the Credit Agreement.

This Certificate relates to the [calendar month][Fiscal Quarter][Fiscal Year] commencing on ___________ __, 20__ and ending on ____________ __, 20__ (such latter date being the “Computation Date”).

The undersigned is duly authorized to execute and deliver this Certificate on behalf of the Borrower. By executing this Certificate, the undersigned hereby certifies to the Administrative Agent and each Lender that as of the Computation Date:

(a)   [Attached hereto as Annex I are: (i) unaudited reports of (A) the Revenue Base, the unit sales for each Product and the net revenues for each Product, in each case for the calendar month ending on the Computation Date and for the period commencing at the end of the previous Fiscal Year and ending with the end of such calendar month, and including in comparative form the figures for the corresponding calendar month in, and the year-to-date portion of, the immediately preceding Fiscal Year, and (B) the Liquidity of the Borrower at the end of such calendar month, and the Liquidity of the Borrower at the end of the corresponding calendar month in the preceding Fiscal Year, in comparative form; and (ii) a report of the Headcount of the Borrower and its Subsidiaries at the end of such calendar month, the Headcount at the end of the immediately preceding calendar month, a calculation showing the change in the Headcount, if any, and a brief description of any material change in the Headcount; in each case of this clause (a) with supporting detail and certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower (subject to normal year-end audit adjustments).]1

1 INCLUDE FOR MONTHLY FINANCIAL DELIVERABLES ONLY.

[Attached hereto as Annex I are the unaudited consolidated balance sheet of Borrower and the Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Borrower and the Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case) in comparative form the figures for the corresponding Fiscal Quarter in, and year-to-date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower (subject to the absence of footnotes and normal year-end audit adjustments).]2

[Attached hereto as Annex I are the consolidated balance sheet of Borrower and the Subsidiaries, and the related consolidated statements of income and cash flow of the Borrower and the Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by independent public accountants reasonably acceptable to the Required Lenders, and stating that, in performing the examination necessary to deliver the audited financial statements of the Borrower, no knowledge was obtained of any Event of Default.]3

(b)   The financial statements delivered with this Certificate in accordance with Section 7.1(a), (b) or (c) of the Credit Agreement, as applicable, fairly present in all material respects the financial condition of the Borrower and the Subsidiaries (subject to the absence of footnotes and to normal year-end audit adjustments in the case of unaudited financial statements).

(c)   [As of the Computation Date, the Borrower and the Subsidiaries are in compliance in all respects with the financial covenant set forth in Section 8.4 of the Credit Agreement. Set forth on Attachment [1] hereto are calculations showing compliance with such financial covenant as of the Computation Date.]4

(d)   [No Default has occurred and is continuing[ except as set forth on Attachment [2] hereto, which includes a description of the nature and period of existence of such Default and what action the Borrower or any of the Subsidiaries has taken, is taking or proposes to take with respect thereto].]5

(e)   [Subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to Section 7.1(d) of the Credit Agreement, neither the Borrower nor any Subsidiary has formed or acquired any new Subsidiary[ except as set forth on Attachment [3] hereto, in which case such new Subsidiary has complied with the requirements of Section 7.8 of the Credit Agreement].]6

(f)    [Subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to Section 7.1(d) of the Credit Agreement, neither the Borrower nor any Subsidiary has acquired any ownership interest in any real property[ except as set forth on Attachment [4] hereto, in which case the Borrower has complied with the requirements of Section 7.8 of the Credit Agreement with respect to such real property].]7

2 INCLUDE FOR QUARTERLY FINANCIAL DELIVERABLES ONLY.

3 INCLUDE FOR ANNUAL FINANCIAL DELIVERABLES ONLY.

4 INCLUDE FOR QUARTERLY AND ANNUAL FINANCIALS ONLY.

5 INCLUDE FOR QUARTERLY AND ANNUAL FINANCIALS ONLY.

6 INCLUDE FOR QUARTERLY AND ANNUAL FINANCIALS ONLY.

7 INCLUDE FOR QUARTERLY AND ANNUAL FINANCIALS ONLY.

(g)   [Attached hereto as Attachment [5] is a report listing (i) all Material Agreements entered into during such Fiscal Quarter, (ii) all existing Material Agreements amended or terminated during such Fiscal Quarter, (iii) all material Permits, including all material Regulatory Authorizations, issued to the Borrower or any of the Subsidiaries during such Fiscal Quarter and (iv) all material notices and registrations filed by the Borrower or any Subsidiary during such Fiscal Quarter in each jurisdiction in which the Borrower or any of the Subsidiaries are required to obtain any Permit or Regulatory Authorization or to file any notice or registration, in order to design, manufacture, store, label, sell, promote, import or distribute any Product.][8]

[ Signature Page Follows ]

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its chief financial or accounting Authorized Officer as of the date first above written.

ACUTUS MEDICAL, INC.

By:
Name:
Title:

Signature Page to Compliance Certificate

Annex I

[Attachment 1]

[Attachment 2]

[Attachment 3]

[Attachment 4]

[Attachment 5]

EXHIBIT D

FORM OF Guarantee

This Guarantee, dated as of [•] (as amended, restated, supplemented or otherwise modified from time to time, this “Guarantee”), is made by [Insert name of each applicable Subsidiary], a [Insert corporate entity type] (together with any additional Persons named pursuant to Section 5.5 below, each a “Guarantor” and collectively the “Guarantors”), in favor of the Secured Parties (as defined below).

W i t n e s s e t h:

Whereas, pursuant to the Credit Agreement, dated as of May 20, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto, and OrbiMed Royalty Opportunities II, LP, a Delaware limited partnership, as Origination Agent, and Wilmington Trust, National Association, as administrative agent (together with its, successors, transferees and assignees, the “Administrative Agent”), the Lenders have extended a Commitment to make Loans to the Borrower; and

Whereas, in order to induce the Lenders (as defined in the Credit Agreement) to make or continue to make, as the case may be, the Loans under the Credit Agreement, the Guarantors are required to execute and deliver this Guarantee;

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans to the Borrower, each Guarantor hereby agrees, for the benefit of the Secured Parties, as follows.

Article I
Definitions

SECTION 1.1. Certain Terms.  The following terms (whether or not underscored) when used in this Guarantee, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the first recital.

“Credit Agreement” is defined in the first recital.

“Guarantee” is defined in the preamble.

“Guarantor” is defined in the preamble.

“Obligor” is defined in Section 2.1(a).

“Secured Parties” means, collectively, the Administrative Agent and the Lenders, and “Secured Party” means any one of them.

SECTION 1.2. Credit Agreement Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Guarantee, including its preamble and recitals, have the meanings provided in the Credit Agreement.

Article II
Guarantee Provisions

SECTION 2.1. Guarantee.  Each Guarantor jointly and severally, absolutely, unconditionally and irrevocably:

(a)   guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, and performance of all Obligations of the Borrower and the Subsidiaries (each, an “Obligor”) now or hereafter existing under the Loan Documents, whether for principal, interest (including interest accruing at the then applicable Default rate as provided in Section 3.5 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable Law following the institution of a proceeding under bankruptcy, insolvency or similar Laws), fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and

(b)   indemnifies and holds harmless each Secured Party for any and all reasonable costs and expenses (including the reasonable fees and out-of-pocket expenses of counsel to such Secured Party) incurred by such Secured Party in enforcing any rights under this Guarantee, except to the extent such amounts arise or are incurred as a consequence of such Secured Party’s own gross negligence or willful misconduct;

provided that each Guarantor shall only be liable under this Guarantee for the maximum amount of such liability that can be hereby incurred without rendering this Guarantee, as it relates to such Guarantor, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guarantee constitutes a guarantee of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that the Secured Parties exercise any right, assert any claim or demand or enforce any remedy whatsoever against such Guarantor or any other Person before or as a condition to the obligations of such Guarantor becoming due hereunder.

SECTION 2.2. Reinstatement, Etc.  Each Guarantor agrees that this Guarantee shall continue to be effective or be reinstated (including on or after the Termination Date), as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, including upon the occurrence of any Event of Default set forth in Section 9.1(h) of the Credit Agreement or otherwise, all as though such payment had not been made.

SECTION 2.3. Guarantee Absolute, Etc.  This Guarantee shall in all respects be a continuing, absolute, unconditional and irrevocable guarantee of payment, and shall remain in full force and effect until (unless reinstated pursuant to Section 2.2 above) the Termination Date has occurred. Each Guarantor guarantees that the Obligations shall be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. The liability of each Guarantor under this Guarantee shall be absolute, unconditional and irrevocable irrespective of:

(a)   any lack of validity, legality or enforceability of any Loan Document;

(b)   the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against such Guarantor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including such Guarantor and any other Guarantor) of, or collateral securing, any Obligations;

(c)   any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation, or any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(d)   any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e)   any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to, or waiver or release of, or addition to, or consent to or departure from, any other guarantee held by the Secured Parties securing any of the Obligations; or

(f)    any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor (including any Guarantor).

SECTION 2.4. Setoff. Each Guarantor hereby irrevocably authorizes each Secured Party, without the requirement that any notice be given to such Guarantor (such notice being expressly waived by such Guarantor), upon the occurrence and during the continuance of any

Event of Default, to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) each Guarantor hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with or on behalf of such Secured Party. Each Secured Party agrees to notify such Guarantor after any such set-off and application made by such Secured Party; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Secured Parties under this Section 2.4 are in addition to other rights and remedies (including other rights of setoff under applicable Law or otherwise) which the Secured Parties may have.

SECTION 2.5. Waiver, Etc.  Each Guarantor waives, to the extent permitted by applicable law, promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guarantee and any requirement that the Secured Parties protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Obligor or any other Person (including any Guarantor) or entity or any collateral securing the Obligations, as the case may be.

SECTION 2.6. Postponement of Subrogation, Etc.  Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall such Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Obligor or Guarantor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to such Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent, for the benefit of the Secured Parties, in the exact form received by such Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 2.7; provided that, if such Guarantor has made payment to the Administrative Agent of all or any part of the Obligations and the Termination Date has occurred, then, at such Guarantor’s request, the Administrative Agent will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor or Guarantor (or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guarantee to the Administrative Agent.

SECTION 2.7. Payments; Application. Each Guarantor agrees that all obligations of such Guarantor hereunder shall be paid solely in U.S. Dollars to the Lenders in immediately available funds, without set-off, counterclaim or other defense and in accordance with Sections 3.2, 3.3, 3.6, 4.3 and 4.4 of the Credit Agreement, free and clear of and without deduction for any Non-Excluded Taxes, such Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 3.2, 3.3, 3.6, 4.3 and 4.4 of the Credit Agreement in respect of all payments and application of such payments made by it hereunder.

Article III
Representations and Warranties

In order to induce the Secured Parties to enter into the Credit Agreement and make the Loans thereunder, each Guarantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties as set forth below.

SECTION 3.1. Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to such Guarantor and its properties, are true and correct in all material respects as of the date hereof and as of the Closing Date and the First Delayed Draw Closing Date or the Second Delayed Draw Closing Date, if applicable; provided, however that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date, and each such representation and warranty set forth in such Article VI (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, is hereby incorporated into this Guarantee by this reference as though specifically set forth in this Article III.

SECTION 3.2. Financial Condition, Etc. Each Guarantor has knowledge of the Borrower’s and each other Guarantor’s financial condition and affairs and has adequate means to obtain from each such Person on an ongoing basis information relating thereto and to each such Person’s ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guarantee is in effect. Each Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of the Borrower or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of each such Person that might become known to the Secured Parties at any time, whether or not the Secured Parties know or believe or have reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor, of the Obligations.

SECTION 3.3. Best Interests. It is in the best interests of each Guarantor to execute this Guarantee inasmuch as each Guarantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lenders pursuant to the Credit Agreement, and each Guarantor agrees that the Lenders are relying on this representation in agreeing to make the Loans to the Borrower.

Article IV
Covenants, Etc.

SECTION 4.1. Covenants.  Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Articles VII and VIII of the Credit Agreement) which are applicable to such Guarantor or its properties, and each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article IV, together with all related definitions and ancillary provisions, is hereby incorporated into this Guarantee by this reference as though specifically set forth in this Article IV.

Article V
Miscellaneous Provisions

SECTION 5.1. Loan Document.  This Guarantee is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment.  This Guarantee shall remain in full force and effect until the Termination Date has occurred, shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Secured Parties; provided that such Guarantor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of the Secured Parties. Without limiting the generality of the foregoing, the Lenders may assign or otherwise transfer (in whole or in part) its Commitment, Note or Loans held by it to any other Person in accordance with the Credit Agreement, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to the Lenders under each Loan Document (including this Guarantee) or otherwise.

SECTION 5.3. Amendments, Etc.  No amendment to or waiver of any provision of this Guarantee, nor consent to any departure by any Guarantor from its obligations under this Guarantee, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 5.4. Notices.  All notices and other communications provided for hereunder shall be given or made as set forth in Section 10.2 of the Credit Agreement.

SECTION 5.5. Additional Guarantors.  Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Guarantor” hereunder with the same force and effect as if it were originally a party to this Guarantee and named as a “Guarantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Guarantor hereunder, and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.

SECTION 5.6. No Waiver; Remedies.  In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

SECTION 5.7. Further Assurances. Each Guarantor agrees, upon the reasonable written request of the Administrative Agent (at the direction of the Origination Agent or the Required Lenders), to execute and deliver to the Secured Parties, from time to time, any additional instruments or documents deemed to be reasonably necessary by the Origination Agent or the Required Lenders to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

SECTION 5.8. Section Captions.  Section captions used in this Guarantee are for convenience of reference only and shall not affect the construction of this Guarantee.

SECTION 5.9. Severability.  Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guarantee or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 5.10. Governing Law, Entire Agreement, Etc.  THIS GUARANTEE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. This Guarantee, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect hereto.

SECTION 5.11. Forum Selection and Consent to Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GUARANTOR IN CONNECTION HEREWITH

SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OR THE LENDERS’ OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE SECURED PARTIES, BY ACCEPTANCE OF THIS GUARANTEE, AND EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2 OF THE CREDIT AGREEMENT. THE SECURED PARTIES, BY ACCEPTANCE OF THIS GUARANTEE, AND EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE SECURED PARTIES, BY ACCEPTANCE OF THIS GUARANTEE, OR ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE SECURED PARTIES BY, ACCEPTANCE OF THIS GUARANTEE, AND SUCH GUARANTOR, EACH ON ITS OWN BEHALF, HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTEE.

SECTION 5.12. Counterparts.  This Guarantee may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Guarantee shall become effective when counterparts hereof executed on behalf of each Guarantor shall have been received by the Secured Parties. Delivery of an executed counterpart of a signature page to this Guarantee by email (in “pdf,” “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Guarantee.

SECTION 5.13. Waiver of Jury Trial.  THE SECURED PARTIES, BY ACCEPTANCE OF THIS GUARANTEE, AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY SECURED PARTY OR ANY GUARANTOR IN CONNECTION HEREWITH. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES TO ENTER INTO THE LOAN DOCUMENTS.

[ Signature Page Follows ]

In witness whereof, each Guarantor has caused this Guarantee to be duly executed and delivered by its Authorized Officer as of the date first above written.

[name of guarantor]

By:
Name:
Title:

Signature Page to Guarantee

ANNEX I
to Guarantee

SUPPLEMENT TO

Guarantee

This SUPPLEMENT, dated as of ____________ ___, _____ (this “Supplement”), is to the Guarantee, dated as of [•] (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantee”), by the Guarantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guarantee, unless otherwise defined herein or if the context otherwise requires) from time to time party thereto, in favor of the Secured Parties (as defined in the Guarantee).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of May 20, 2019 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among Acutus Medical, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto, and OrbiMed Royalty Opportunities II, LP, a Delaware limited partnership, as Origination Agent, and Wilmington Trust, National Association, as administrative agent (together with its, successors, transferees and assignees, the “Administrative Agent”), the Lenders have extended a Commitment to make the Loans to the Borrower; and

WHEREAS, pursuant to the provisions of Section 5.5 of the Guarantee, each of the undersigned is becoming a Guarantor under the Guarantee; and

WHEREAS, each of the undersigned desires to become a “Guarantor” under the Guarantee in order to induce the Lenders to continue to extend the Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Secured Parties, as follows.

SECTION 1. Party to Guarantee, Etc. In accordance with the terms of the Guarantee, by its signature below, each of the undersigned hereby irrevocably agrees to become a Guarantor under the Guarantee with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guarantee applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Guarantor” or “Guarantors” in the Guarantee shall be deemed to include each of the undersigned.

SECTION 2. Representations. Each of the undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guarantee constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by principles of equity).

SECTION 3. Full Force of Guarantee. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect in accordance with its terms.

SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guarantee.

SECTION 5. Governing Law, Entire Agreement, Etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 6. Effectiveness. This Supplement shall become effective with respect to a Guarantor when a counterpart hereof executed by such undersigned Guarantor shall have been received by the Secured Parties. Delivery of an executed counterpart of a signature page to this Supplement by email (in “pdf,” “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Supplement.

[ Signature Page Follows ]

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

Signature Page to Guarantee Supplement

Exhibit E

FORM OF PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of May 20, 2019 (as amended, restated, supplemented or otherwise modified from time to time, this “Security Agreement”), is by and among ACUTUS MEDICAL, INC., a Delaware corporation (the “Borrower” and together with any other entity that may become a party hereto as provided herein, each a “Grantor” and, collectively, the “Grantors”), and WILMINGTON TRUST, NATIONAL ASSOCIATION (together with its successors, transferees and assignees), as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties (defined below).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of May 20, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower, the Lenders (as defined therein), OrbiMed Royalty Opportunities II, LP, as Origination Agent, and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, as a condition precedent to the making of the Initial Loan, and as an inducement for the Lenders to make the Loans, in each case under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement;

WHEREAS, it is required under the terms of the Credit Agreement that the Grantors shall have granted, pledged and assigned the security interests and undertaken the obligations contemplated by this Security Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1            Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Agent Determination” is defined in Section 7.11.

“Borrower” is defined in the preamble.

“Collateral” is defined in Section 2.1.

“Collateral Accounts” is defined in Section 4.3(b).

“Computer Hardware and Software Collateral” means (a) all of the Grantors’ computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form; (b) all software programs (including both source code, object code and all related applications and data files) designed for use on the computers and electronic data processing hardware described in clause (a) above; (c) all firmware associated therewith; (d) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and (e) all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

“Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Required Lenders, that provides for the Administrative Agent to have “control” (as defined in the UCC) over certain Collateral.

“Copyright Collateral” means all copyrights of the Grantors, whether statutory or common law, whether registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantors’ rights, titles and interests in and to all copyrights registered in the United States Copyright Office or anywhere else in the world, including the copyrights referred to in Item A of Schedule V to the Disclosure Letter, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each material copyright license referred to in Item B of Schedule V to the Disclosure Letter, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit, which are owned or licensed by the Grantors.

“Credit Agreement” is defined in the first recital.

“Distributions” means all dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares (or other designations) of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral.

“Financing Statements” is defined in Section 3.7(b).

“General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

“Grantor” and “Grantors” are defined in the preamble.

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral, the Trade Secrets Collateral, Product Agreements and Regulatory Authorizations.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any other Grantor.

“Investment Property” means, collectively, (a) all “investment property” (as such term is defined in Section 9-102(a)(49) of the UCC) and (b) whether or not constituting “investment property” as so defined, all Pledged Notes.

“Lenders” is defined in the preamble.

“Patent Collateral” means:

(a)               all of the Grantors’ (i) inventions and discoveries, whether patentable or not, and (ii) letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule III to the Disclosure Letter;

(b)               all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)               all patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule III; and

(d)               all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any patent or patent application and for breach or enforcement of any patent license.

“Permitted Liens” means all Liens permitted by Section 8.3 of the Credit Agreement.

“Pledged Notes” means all promissory notes listed on Item J of Schedule II to the Disclosure Letter (as such schedule may be amended or supplemented from time to time), all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

“Secured Parties” means, collectively, the Administrative Agent and the Lenders and “Secured Party” means any one of them.

“Securities Act” is defined in Section 6.2(a).

“Security Agreement” is defined in the preamble.

“Trade Secrets Collateral” means all of the Grantors’ common law and statutory trade secrets and all other confidential, proprietary or useful information, and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule VI, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

“Trademark Collateral” means:

(a)       (i) all of the Grantors’ trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule IV to the Disclosure Letter, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America, or any state thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademarks”);

(b)       all Trademark licenses for the grant by or to any Grantors of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule IV;

(c)       all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

(d)       the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(e)       all Proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

Section 1.2            Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

Section 1.3            UCC Definitions. When used herein the terms “Account,” “Certificate of Title,” “Certificated Securities,” “Chattel Paper,” “Commercial Tort Claim,” “Commodity Account,” “Commodity Contract,” “Deposit Account,” “Document,” “Electronic Chattel Paper,” “Equipment,” “Financial Asset,” “Goods,” “Instrument,” “Inventory,” “Letter-of-Credit Rights,” “Payment Intangibles,” “Proceeds,” “Promissory Notes,” “Securities Account,” “Security,” “Security Entitlement,” “Supporting Obligations” and “Uncertificated Securities” have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. “Letters of Credit” has the meaning provided in Section 5-102 of the UCC.

ARTICLE II
SECURITY INTEREST

Section 2.1            Grant of Security Interest. Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of such Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located (collectively, the “Collateral”):

(a)               Accounts;

(b)               Chattel Paper;

(c)               Commercial Tort Claims, including those listed on Item I of Schedule II to the Disclosure Letter (as such schedule may be amended or supplemented from time to time);

(d)               Deposit Accounts;

(e)               Documents;

(f)                General Intangibles;

(g)               Goods (including Goods held on consignment with third parties);

(h)               Instruments;

(i)                 Investment Property, including all Securities, all Securities Accounts and all Security Entitlements with respect thereto and all Financial Assets carried therein, and all Commodity Accounts and Commodity Contracts;

(j)                 Letter-of-Credit Rights and Letters of Credit;

(k)               Capital Securities;

(l)                 Supporting Obligations;

(m)             all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

(n)               all other tangible or intangible personal property and rights of every kind and description and interests therein;

(o)               to the extent not otherwise included, (x) all payments under insurance (whether or not the Administrative Agent is the loss payee thereof) in respect of Collateral and (y) all tort claims; and

(p)               all Proceeds of any of the foregoing, all Accessions to and substitutions and replacements for, any of the Collateral, and all offspring, rents, profits and products of any of the Collateral, and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including all tapes, cards, computer runs and other papers and documents in the possession or under control of any Grantor or any computer bureau or service company from time to time acting for a Grantor).

Notwithstanding the foregoing, the term “Collateral” shall not include:

(i)                 any General Intangibles or other rights, in each case arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder;

(ii)              Trademark applications filed in the United States Patent and Trademark Office on the basis of such Grantor’s “intent to use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(iii)            any asset, the granting of a security interest in which would be void or illegal under any applicable Law or pursuant thereto would result in, or permit the termination of, such asset;

(iv)             the Excluded Accounts; or

(v)               any asset subject to a Permitted Lien (other than Liens in favor of the Secured Parties), securing obligations permitted under the Credit Agreement to the extent that the grant of other Liens on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Permitted Lien, (B) would result in the loss of use of such asset or (C) would permit the holder of such Permitted Lien to terminate the Grantor’s use of such asset;

provided that the property described in each of the clauses (i), (iii) and (v) above shall only be excluded from the term “Collateral” to the extent the conditions stated in such clauses are not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable Law.

Section 2.2            Security for Obligations. This Security Agreement and the Collateral in which the Administrative Agent, for the benefit of the Secured Parties, is granted a security interest hereunder by the Grantors to secure the payment and performance of all of the Obligations.

Section 2.3            Grantors Remain Liable. Anything herein to the contrary notwithstanding:

(a)               the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

(b)               the exercise by any Secured Party of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c)               the Secured Parties will not have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will the Secured Parties be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 2.4            Distributions on Capital Securities; Payments on Pledged Notes. In the event that any (a) Distribution with respect to any Capital Securities or (b) payment with respect to any Pledged Notes, in each case pledged hereunder, is permitted to be paid (in accordance with Section 8.6 of the Credit Agreement), such Distribution or payment may be paid directly to the applicable Grantor. If any Distribution or payment is made in contravention of Section 8.6 of the Credit Agreement, such Grantor shall hold the same segregated and in trust for the Administrative Agent, for the benefit of the Secured Parties, until paid to the Administrative Agent in accordance with Section 4.1.5.

Section 2.5            Security Interest Absolute, Etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Secured Parties and the security interests granted to the Administrative Agent, for the benefit of the Secured Parties, hereunder, and all obligations of the Grantors hereunder, shall, to the fullest extent permitted by applicable Law, in each case, be absolute, unconditional and irrevocable irrespective of:

(a)               any lack of validity, legality or enforceability of any Loan Document (other than this Security Agreement);

(b)               the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against any Loan Party or any of its respective Subsidiaries or any other Person (including any other Grantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Grantor) of, or Collateral securing, any Obligations;

(c)               any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations;

(d)               any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives, until payment of all Obligations, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e)               any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f)                any addition, exchange or release of any Collateral or of any Person that is (or will become) a Grantor (including the Grantors hereunder), or any surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by the Administrative Agent, for the benefit of the Secured Parties, securing any of the Obligations; or

(g)               any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of any Loan Party or any of its respective Subsidiaries, any surety or any guarantor.

Section 2.6            Postponement of Subrogation. Each Grantor agrees that it will not exercise any rights against another Grantor which it may acquire by way of rights of subrogation under any Loan Document to which it is a party until following the Termination Date. No Grantor shall seek or be entitled to seek any contribution or reimbursement from any Loan Party or any of its respective Subsidiaries, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to any Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent, for the benefit of the Secured Parties, in the exact form received by such Grantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 6.1(b); provided that if such Grantor has made payment to the Administrative Agent of all or any part of the Obligations and the Termination Date has occurred, then at such Grantor’s written request, the

Administrative Agent will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against any Loan Party or any of its respective Subsidiaries (or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to the Administrative Agent or any other Secured Party.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

In order to induce the Secured Parties to enter into the Credit Agreement and make the Loans thereunder, the Grantors represent and warrant to the Administrative Agent, for the benefit of the Secured Parties, as set forth below.

Section 3.1            As to Capital Securities of the Subsidiaries, Investment Property.

(a)               With respect to any Subsidiary of any Grantor that is

(i)                 a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary (including the Borrower) are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate or certificates; and

(ii)              a partnership or limited liability company, no Capital Securities issued by such Subsidiary (A) is dealt in or traded on securities exchanges or in securities markets,(B) expressly provides that such Capital Securities is a security governed by Article 8 of the UCC or (C) is held in a Securities Account, except, with respect to this clause (a)(ii), Capital Securities with respect to which the issuer has agreed in an authenticated record with such Grantor and the Administrative Agent to comply with any instructions of the Administrative Agent without the consent of such Grantor.

(b)               Each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor in a Subsidiary (including the Borrower) on the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable) to the Administrative Agent, together with duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent.

(c)               With respect to Uncertificated Securities constituting Collateral owned by any Grantor in a Subsidiary (including the Borrower) on the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable), such Grantor has caused the issuer thereof either to (i) register the Administrative Agent as the registered owner of such security or (ii) agree in an authenticated record with such Grantor and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Grantor.

(d)               The percentage of the issued and outstanding Capital Securities of each Subsidiary (including the Borrower) pledged on the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable) by each Grantor hereunder is as set forth on Schedule I to the Disclosure Letter. All shares of such Capital Securities have been duly and validly issued and are fully paid and nonassessable.

(e)               Each of the Intercompany Notes, if any, constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

Section 3.2            Grantor Name, Location, Etc. In each case as of the date hereof:

(a)               (i) The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC and (ii) the address of each Grantor’s executive office and principal place of business is set forth in Item A of Schedule II to the Disclosure Letter.

(b)               The Grantors do not have any trade names other than those set forth in Item C of Schedule II to the Disclosure Letter.

(c)               During the twelve months preceding the date hereof (or preceding the date such Grantor becomes a party to this Security Agreement, as applicable), no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of Schedule II to the Disclosure Letter.

(d)               Each Grantor’s federal taxpayer identification number (or foreign equivalent) is (and, during the twelve months preceding the date hereof (or preceding the date such Grantor becomes a party to this Security Agreement, as applicable), such Grantor has not had a federal taxpayer identification number (or equivalent) different from that) set forth in Item E of Schedule II to the Disclosure Letter.

(e)               No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II to the Disclosure Letter.

(f)                No Grantor maintains any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II to the Disclosure Letter.

(g)               No Grantor is the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II to the Disclosure Letter.

(h)               No Grantor has Commercial Tort Claims, except as set forth on Item I of Schedule II to the Disclosure Letter.

(i)                 The name set forth on the signature page attached hereto (or the signature page of the supplement hereto by which such Grantor has become a party to this Security Agreement, as applicable) is the true and correct legal name (as defined in the UCC) of each Grantor.

Section 3.3            Ownership, No Liens, Etc. Each Grantor owns its Collateral free and clear of any Lien, except for (a) any security interest created by this Security Agreement or (b) Permitted Liens. No effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Administrative Agent relating to this Security Agreement, Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Administrative Agent on the Closing Date.

Section 3.4            Possession of Inventory, Control, Etc.

(a)               Each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Goods, Equipment and Inventory, other than (i) Equipment and Inventory that is in transit in the ordinary course of business, (ii) Equipment and Inventory that in the ordinary course of business is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor), and if the fair market value of such Collateral at any such location exceeds $100,000, (A) such Person has been notified of the security interest created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Security Agreement and has authenticated a record acknowledging that it holds possession of such Collateral for the benefit of the Secured Parties and waives any Lien held by it against such Collateral, (iii) Inventory that is in the possession of a consignee in the ordinary course of business, (iv) laptop computers and similar movable items of personal property used by employees of the Grantor, and (v) Instruments or Promissory Notes that have been delivered to the Administrative Agent pursuant to Section 3.5. In the case of Equipment or Inventory described in clause (ii) above, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (w) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (x) issued any Document for any such Equipment or Inventory, or (y) any Lien on any such Equipment or Inventory, other than Permitted Liens.

(b)               Each Grantor is the sole entitlement holder of its Deposit Accounts and no other Person (other than the Administrative Agent pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of its Deposit Accounts (other than Excluded Accounts) or any other securities or property credited thereto.

Section 3.5            Negotiable Documents, Instruments and Chattel Paper. Each Grantor has delivered to the Administrative Agent possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper (other than any Document, Instrument, Promissory Note or tangible Chattel Paper not exceeding $50,000 in principal amount) owned or held by such Grantor on the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable).

Section 3.6            Intellectual Property Collateral. Except as disclosed on Schedules III through VI to the Disclosure Letter, with respect to any Intellectual Property Collateral:

(a)               any Intellectual Property Collateral owned by any Grantor that is material to Grantor’s business is valid, subsisting, unexpired and enforceable and has not been abandoned or adjudged invalid or unenforceable, in whole or in part;

(b)               such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to all Intellectual Property Collateral that is owned by such Grantor and to the knowledge of such Grantor, no claim has been made in writing that the use of such Intellectual Property Collateral by such Grantor does or may, conflict with, infringe, misappropriate, dilute, misuse or otherwise violate in any material respects, any of the rights of any third party;

(c)               such Grantor has taken all reasonable actions to maintain and protect its interest in any Intellectual Property Collateral material to its business owned by such Grantor, including but not limited to filings and recordation to the extent such filing or recordation is necessary for the conduct of the business substantially in the manner presently conducted, including recordation of all of its interests in the Patent Collateral and Trademark Collateral material to its business in the United States Patent and Trademark Office (or foreign equivalent), and its claims to the Copyright Collateral in the United States Copyright Office (or foreign equivalent), and, to the extent necessary, has used proper statutory notice in connection with its use of any material Patent, Trademark and Copyright in any of the Intellectual Property Collateral;

(d)               such Grantor has taken all reasonable steps to safeguard its Trade Secrets and to its knowledge (i) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated for the benefit of any other Person other than such Grantor; (ii) no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of such Grantor in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (iii) no employee, independent contractor or agent of such Grantor is in default or breach of any material term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any material way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral;

(e)               to such Grantor’s knowledge, no third party is infringing upon any Intellectual Property owned or used by such Grantor;

(f)                no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that materially and adversely affects its rights to own or use any Intellectual Property;

(g)               such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property for purposes of granting a security interest or as collateral that has not been terminated or released except as permitted under the Credit Agreement;

(h)               such Grantor has executed and delivered to the Administrative Agent Intellectual Property Collateral security agreements for all Patents, Trademarks and Copyrights owned by such Grantor, including all Patents, Trademarks and Copyrights described on Schedules III through V to the Disclosure Letter (as such schedules may be amended or supplemented from time to time by notice by such Grantor to the Administrative Agent);

(i)                 such Grantor uses commercially reasonable standards of quality in the manufacture, distribution and sale of all products sold and in the provision of all services rendered under or in connection with all Trademarks and has taken all commercially reasonable action necessary to ensure that all licensees of the Trademarks owned by such Grantor use such adequate standards of quality;

(j)                 the consummation of the transactions contemplated by the Credit Agreement and this Security Agreement will not result in the termination or material impairment of any of the Intellectual Property Collateral; and

(k)               to such Grantor’s knowledge, such Grantor owns or is entitled to use by license, lease or other agreement, all Patents, Trademarks, Trade Secrets, Copyrights, mask works, licenses, technology, know how, processes and rights with respect to any of the foregoing as necessary to conduct the business and operations of such Grantor substantially in the manner presently conducted.

Section 3.7            Validity, Etc.

(a)               This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations to the extent such security interest may be created pursuant to Article 9 of the UCC.

(b)               As of the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable), each Grantor has filed or caused to be filed all UCC-1 financing statements in the filing office for each Grantor’s jurisdiction of organization listed in Item A of Schedule II to the Disclosure Letter (collectively, the “Financing Statements”) (or has authenticated and delivered to the Administrative Agent (or its designee) the Financing Statements suitable for timely and proper filing in such offices) and has taken all other actions requested by the Administrative Agent or required hereunder for the Administrative Agent to obtain control of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC.

(c)               Upon the filing of the Financing Statements with the appropriate agencies therefor the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Financing Statements in favor of the Administrative Agent to the extent that a security interest therein may be perfected by filing a financing statement pursuant to the relevant UCC, prior to all other Liens, except for Permitted Liens (in which case such security interest shall be second in priority of right only to the Permitted Liens until the obligations secured by such Permitted Liens have been satisfied).

Section 3.8            Authorization, Approval, Etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either

(a)               for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantors;

(b)               for the perfection or maintenance of the security interests hereunder including the first priority nature of such security interest (except with respect to the Financing Statements or, with respect to Intellectual Property Collateral, the recordation of any agreements with the United States Patent and Trademark Office or the United States Copyright Office or, with respect to foreign Intellectual Property Collateral, the taking of appropriate action under applicable foreign Law and, with respect to after-acquired Intellectual Property Collateral, any subsequent filings in such applicable intellectual property offices) or the exercise by any Secured Party of its rights and remedies hereunder; or

(c)               for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement, except (i) with respect to any securities issued by a Subsidiary of the Grantors, as may be required in connection with a disposition of such securities by Laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

Section 3.9            Best Interests. It is in the best interests of each Grantor (other than the Borrower) to execute this Security Agreement inasmuch as such Grantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lenders pursuant to the Credit Agreement, and each Grantor agrees that the Lenders are relying on this representation in agreeing to make such Loans pursuant to the Credit Agreement to the Borrower.

ARTICLE IV
COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

Section 4.1            As to Investment Property, Etc.

Section 4.1.1      Capital Securities of Subsidiaries. No Grantor will allow any of its Subsidiaries:

(a)               that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities;

(b)               that is a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC, or (iii) place such Subsidiary’s Capital Securities in a Securities Account; and

(c)               to issue Capital Securities in addition to or in substitution for the Capital Securities pledged hereunder, except to such Grantor (and such Capital Securities are immediately pledged and delivered to the Administrative Agent pursuant to the terms of this Security Agreement).

Section 4.1.2      Investment Property (other than Certificated Securities).

(a)       With respect to any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor, such Grantor will cause (except for Excluded Accounts) the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Administrative Agent’s instructions with respect to such Investment Property without further consent by such Grantor (it being understood that the Administrative Agent shall only deliver notice to such intermediary that it must comply with the Administrative Agent’s instructions after and during the continuation of an Event of Default).

(b)       With respect to any Uncertificated Securities constituting Investment Property owned or held by any Grantor, such Grantor will use commercially reasonable efforts cause the issuer of such securities to either (i) register the Administrative Agent as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Administrative Agent’s instructions with respect to such Uncertificated Securities without further consent by such Grantor.

Section 4.1.3      Certificated Securities (Stock Powers). Each Grantor agrees that all Certificated Securities constituting Collateral, including the Capital Securities delivered by such Grantor pursuant to this Security Agreement, will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Administrative Agent.

Section 4.1.4      Continuous Pledge. Each Grantor will (subject to the terms of the Credit Agreement) (a) deliver to the Administrative Agent as collateral security all Investment Property and all Payment Intangibles to the extent that such Investment Property or Payment Intangibles are evidenced by a Document, Instrument, Promissory Note or Chattel Paper (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $50,000 in the principal amount), and (b) at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority (subject to Permitted Liens), perfected basis, a security interest therein and in all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Administrative Agent possession of all originals of negotiable Documents, Instruments, Promissory Notes and Chattel Paper that it acquires following the Closing Date (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $50,000 in the principal amount).

Section 4.1.5      Voting Rights, Dividends, Etc. Each Grantor agrees:

(a)               upon receipt of notice of the occurrence and continuance of an Event of Default from the Administrative Agent and upon any request therefor by the Administrative Agent, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all dividends and Distributions with respect to Investment Property, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Administrative Agent as additional Collateral, except for payments made in accordance with Section 8.6 of the Credit Agreement; and

(b)               immediately upon the occurrence and during the continuation of an Event of Default and so long as the Administrative Agent has notified such Grantor of the Administrative Agent’s intention to exercise its voting power under this clause,

(i)                 that the Administrative Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and

(ii)              to promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Administrative Agent pursuant to this Section 4.1.15, shall, until delivery to the Administrative Agent, be held by such Grantor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in clause (b), such Grantor will have the exclusive voting power with respect to any Investment Property constituting Collateral and the Administrative

Agent will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

Section 4.2            Change of Name, Etc. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except as otherwise permitted by the Credit Agreement.

Section 4.3            As to Accounts.

(a)               Each Grantor shall have the right to collect all Accounts so long as no Event of Default shall have occurred and be continuing.

(b)               Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of notice by the Administrative Agent to each Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit in a Deposit Account of such Grantor maintained with the Administrative Agent (together with any other Deposit Accounts or Securities Accounts pursuant to which any portion of the Collateral is deposited with the Administrative Agent, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent.

(c)               Following the delivery of notice pursuant to clause (b)(ii), the Administrative Agent shall have the right to apply any amount in the Collateral Accounts to the payment of any Obligations which are then due and payable.

(d)               With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Account are subject to a security interest as contemplated hereby, (ii) such Collateral Account shall be under the control of the Administrative Agent and (iii) the Administrative Agent shall have the sole right of withdrawal over such Collateral Account.

Section 4.4            As to Grantors’ Use of Collateral.

(a)               Subject to Section 4.4(b), each Grantor (i) may in accordance with the Credit Agreement, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence and during the continuance of an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral.

(b)               At any time following the occurrence and during the continuation of an Event of Default, whether before or after the maturity of any of the Obligations, the Administrative Agent may (i) revoke any or all of the rights of each Grantor set forth in Section 4.4(a), (ii) notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

(c)               Upon the request of the Administrative Agent following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

(d)               At any time following the occurrence and during the continuation of an Event of Default, the Administrative Agent may endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other Proceeds of any of the Collateral.

Section 4.5            As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of such Grantor:

(a)               such Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain the quality of products and services offered under all of the Trademark Collateral at a level substantially consistent with the quality of products and services offered under such Trademark as of the date hereof, (C) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (D) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made or substantially related thereto or (E) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor reasonably and in good faith determines that either (x) such Intellectual Property Collateral is of negligible economic value to such Grantor or (y) the loss of such Intellectual Property Collateral would not be material to such Grantor;

(b)               such Grantor shall promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may, in the Grantor’s reasonable commercial judgment, reasonably be expected to become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

(c)               in no event will such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless such Grantor promptly informs the Administrative Agent in writing and, upon request of the Administrative Agent (subject to the terms of the Credit Agreement), executes and delivers all agreements, instruments and documents as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in such Intellectual Property Collateral;

(d)               such Grantor will take all reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof (subject to the terms of the Credit Agreement), to maintain and pursue any material application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, material Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and Taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a) or (b) or such Grantor reasonably and in good faith determines that the failure to take any such step would not have a material adverse effect on the interests of the Administrative Agent in such Intellectual Property Collateral); and

(e)               such Grantor will, on a quarterly basis, execute and deliver to the Administrative Agent (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit A, Exhibit B and Exhibit C hereto, respectively, following its obtaining an interest in any such Intellectual Property, and shall execute and deliver to the Administrative Agent any other document reasonably required to evidence the Administrative Agent’s interest in any part of such item of Intellectual Property Collateral unless such Grantor shall determine in good faith (with the consent of the Required Lenders) that any Intellectual Property Collateral is of negligible economic value to such Grantor.

Section 4.6            As to Letter-of-Credit Rights.

(a)       Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Administrative Agent, intends to (and hereby does) collaterally assign to the Administrative Agent its rights (including its contingent rights ) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee.

(b)       Upon the occurrence and during the continuation of an Event of Default, such Grantor will, promptly upon request by the Administrative Agent, (i) notify (and such Grantor hereby authorizes the Administrative Agent to notify) the issuer and each nominated Person with respect to each of the Letters of Credit of such Grantor that the Proceeds thereof have been assigned to the Administrative Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Administrative Agent and (ii) arrange for the Administrative Agent to become the transferee beneficiary of each such Letter of Credit.

Section 4.7            As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the payment in full of the Obligations and termination of all Commitments, with respect to any Commercial Tort Claim hereafter arising, it shall deliver to the Administrative Agent a supplement in form and substance reasonably satisfactory to the Required Lenders, together with all supplements to schedules thereto, identifying such new Commercial Tort Claim.

Section 4.8            Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $50,000, such Grantor shall promptly notify the Administrative Agent thereof and, at the request of the Administrative Agent, shall take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent control under Section 9-105 of the UCC of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Administrative Agent agrees with such Grantor that the Administrative Agent will arrange, pursuant to procedures satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

Section 4.9            Landlord Access Agreements. Each Grantor shall furnish to the Administrative Agent landlord access agreements, in form and substance satisfactory to the Administrative Agent and the Origination Agent, from each landlord to such Grantor for (i) each real property lease entered into by such Grantor after the date hereof for the location that is the headquarters of such Grantor and (ii) each real property lease entered into by such Grantor after the date hereof where the fair market value of the Collateral at such location exceeds $100,000.

Section 4.10        Further Assurances, Etc. Each Grantor agrees that, from time to time at its own expense, it will, subject to the terms of this Security Agreement, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

(a)               from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may request and will, from time to time upon the request of the Administrative Agent, after the occurrence and during the continuation of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Administrative Agent; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver and pledge to the Administrative Agent hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper (other than any Instrument, negotiable Document, Promissory Note or tangible Chattel Paper in principal amount less than $50,000) duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent;

(b)               file (and such Grantor hereby authorizes the Administrative Agent to file) such Financing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3727, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Administrative Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent, for the benefit of the Secured Parties, hereby;

(c)               at all times keep pledged to the Administrative Agent, for the benefit of the Secured Parties, pursuant hereto, on a first-priority (subject to Permitted Liens), perfected basis, all Investment Property constituting Collateral, all dividends and Distributions with respect thereto, and all interest and principal with respect to Promissory Notes constituting Collateral, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

(d)               not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as provided in Section 4.4 or under the Loan Documents;

(e)               not create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper reasonably acceptable to the Administrative Agent indicating that the Administrative Agent has a security interest in such Chattel Paper (provided that so long as no Event of Default is continuing, Chattel Paper and records relating to such Collateral for amounts in each case less than $50,000, need only be marked upon the Administrative Agent’s request);

(f)                furnish to the Administrative Agent, from time to time at the Administrative Agent’s reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail; and

(g)               do all things reasonably requested by the Administrative Agent in accordance with this Security Agreement in order to enable the Administrative Agent to have and maintain control over the Collateral consisting of Investment Property, Deposit Accounts, Letter-of-Credit-Rights and Electronic Chattel Paper.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by Law. Each Grantor hereby authorizes the Administrative Agent to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement. Notwithstanding anything else herein, the Administrative Agent shall not be liable for the preparation, filing or maintenance of any UCC or other applicable financing statements or instruments, all of which shall be duties of the Grantors.

ARTICLE V
THE ADMINISTRATIVE AGENT

Section 5.1            Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions (and the Administrative Agent agrees to take any such specified actions, upon the request of the Required Lenders) upon the occurrence and during the continuance of an Event of Default:

(a)               to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Collateral, all as the Administrative Agent may deem reasonably appropriate;

(b)               to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;

(c)               to defend, settle or compromise any action brought in respect of the Collateral and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

(d)               to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(e)               to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(f)                to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(g)               to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

(h)               to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may deem reasonably appropriate in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

(i)                 to exchange any of the Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may deem reasonably appropriate;

(j)                 to vote for a shareholder or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Collateral into the name of the Administrative Agent or one or more of the Secured Parties or into the name of any transferee to whom the Collateral or any part thereof may be sold pursuant to Article VI hereof; and

(k)               to do and perform all such other acts and things as the Administrative Agent may deem reasonably necessary or appropriate in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Obligations (other than contingent indemnification obligations for which no claim has been asserted) shall remain outstanding and until all of the commitments relating thereto shall have been terminated.  The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Agreement (except as specifically instructed by the Required Lenders), and shall not be liable for any failure to do so or any delay in doing so.  The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct.  This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

Section 5.2            Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Collateral and any portion thereof to a successor agent in accordance with the Credit Agreement, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Agreement in relation thereto.

Section 5.3            The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder and to account for all proceeds thereof, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors.  The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. The provisions of Article XI of the Credit Agreement, including the rights, privileges, protections, benefits, indemnities and immunities of the Administrative Agent are incorporated herein, mutatis mutandis, as if a part hereof, and shall also apply to the Administrative Agent acting under or in connection with this Agreement.

Section 5.4            Release of Collateral. The Administrative Agent, upon the direction of the Required Lenders, may release any of the Collateral from this Security Agreement or may substitute any of the Collateral for other Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Collateral not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Collateral not expressly released or substituted.

Section 5.5            Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Obligations in the order set forth in Section 9.04 of the Credit Agreement, and each Grantor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

ARTICLE VI
REMEDIES

Section 6.1            Certain Remedies. If any Event of Default shall have occurred and be continuing:

(a)               The Administrative Agent may (and shall, as directed by the Required Lenders) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Administrative Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (and shall, as directed by the Required Lenders):

(i)                 take possession of any Collateral not already in its possession without demand and without legal process;

(ii)              require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties,

(iii)            enter onto the property where any Collateral is located and take possession thereof without demand and without legal process; and

(iv)             without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at any public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by Law, at least ten (10) days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)               All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against all or any part of the Obligations as set forth in Section 4.4(b) of the Credit Agreement.

(c)               The Administrative Agent may (and shall, as directed by the Required Lenders):

(i)                 transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder;

(ii)              notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder;

(iii)            withdraw, or cause or direct the withdrawal, of all funds with respect to any Collateral Account;

(iv)             enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

(v)               endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral;

(vi)             take control of any Proceeds of the Collateral; and

(vii)          execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

Section 6.2            Securities Laws. If the Administrative Agent shall determine to exercise its right pursuant to Section 6.1(a)(iv) to sell all or any of the Collateral that are Capital Securities, each Grantor agrees that, upon request of the Administrative Agent, such Grantor will, at its own expense:

(a)               execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its best efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, the Origination Agent or the Required Lenders, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended, and the rules and regulations of the SEC thereunder (the “Securities Act”), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by Law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, the Origination Agent or the Required Lenders, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

(b)               use its best efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary approvals of the applicable Governmental Authorities for the sale of the Collateral, as requested by the Administrative Agent;

(c)               cause (or, with respect to any issuer that is not a Subsidiary of such Grantor, use its commercially reasonable efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(d)               do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable Law.

Section 6.3            Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

Section 6.4            Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform and is required to do so under this Agreement (it being understood that no such request need be made after the occurrence and during the continuation of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent, the Origination Agent or the Required Lenders deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

ARTICLE VII
MISCELLANEOUS PROVISIONS

Section 7.1            Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

Section 7.2            Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Administrative Agent and the Secured Parties; provided that no Grantor may assign or transfer any of its rights or obligations hereunder without the prior consent of the Required Lenders.

Section 7.3            Amendments, Etc. No amendment or modification to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Lender and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 7.4            Notices. All notices and other communications provided for hereunder shall be delivered or made as provided in Section 10.2 of the Credit Agreement.

Section 7.5            Release of Liens. Upon (a) the Disposition of Collateral to a Person that is not a Grantor or a Subsidiary of a Grantor in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

Section 7.6            Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Grantor” hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

Section 7.7            No Waiver, Remedies. In addition to, and not in limitation of Section 2.5, no failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.8            Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 7.9            Governing Law, Entire Agreement, Etc. THIS SECURITY AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT

CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. This Security Agreement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto

Section 7.10        Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Security Agreement shall become effective when counterparts hereof executed on behalf of all of the signatories hereto, shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Security Agreement by email (in “pdf,” “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Security Agreement.

Section 7.11        Rights of Required Lenders. If the Administrative Agent has a right to take or omit to take any action hereunder, it shall exercise such right if so instructed by the Required Lenders. With respect to any discretion, consent, approval or similar such action to be made, taken, omitted to be taken or determined by the Administrative Agent under this Agreement (each an “Agent Determination”), such Agent Determination shall be made by Administrative Agent at the direction of the Requisite Lenders. If the Administrative Agent has resigned and no successor agent has been appointed pursuant to Section 10.10 of the Credit Agreement, all rights of the Administrative Agent hereunder may be exercised by the Required Lenders.

Section 7.12        Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GRANTOR IN CONNECTION HEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OR THE LENDERS’ OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE SECURED PARTIES AND EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2 OF THE CREDIT AGREEMENT. THE SECURED PARTIES AND EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION

BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE SECURED PARTIES OR ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE SECURED PARTIES, AND SUCH GRANTOR, EACH ON ITS OWN BEHALF, HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

Section 7.13        Waiver of Jury Trial

. THE SECURED PARTIES AND EACH GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY SECURED PARTY OR ANY GRANTOR IN CONNECTION HEREWITH. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES TO ENTER INTO THE LOAN DOCUMENTS.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

ACUTUS MEDICAL, INC. By: _________________________________ Name: Title: WILMINGTON TRUST, NATIONAL ASSOCIATION as Administrative Agent By: ____________________________________ Name: Title:

Signature Page to Security Agreement

EXHIBIT A
to Security Agreement

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of ________ __, 20__ (this “Agreement”), is made by [NAME OF GRANTOR], a ________ _______ (the “Grantor”), in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of May 20, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower, the Lenders (as defined therein), OrbiMed Royalty Opportunities II, LP, as Origination Agent, and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, dated as of May 20, 2019 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Patent Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Administrative Agent, as follows:

Section 1                  Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

Section 2                  Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Grantor’s right, title and interest in and to the following property, whether now or hereafter existing or acquired by the Grantor (the “Patent Collateral”):

(a)        all of its letters patent and applications for letters patent throughout the world, including each patent and patent application referred to in Item A of Schedule I attached hereto;

(b)        all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)        all patent licenses and other agreements providing the Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each exclusive patent license referred to in Item B of Schedule I attached hereto; and

(d)        all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any patent or patent application and for breach or enforcement of any patent license.

Section 3                  Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Administrative Agent for the benefit of the Secured Parties under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

Section 4                  Release of Liens. Upon (a) the Disposition of Patent Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Patent Collateral (in the case of clause (a)) or (ii) all Patent Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

Section 5                  Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

Section 6                  Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

Section 7                  Effectiveness. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Agreement by email (in “pdf,” “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR] By: _________________________________ Name: Title:

Signature Page to Patent Security Agreement

SCHEDULE I
to Patent Security Agreement

Item A. Patents

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications in Preparation

Expected
Country	Docket No.	Filing Date	Inventor(s)	Title

Item B. Exclusive Patent Licenses

Country or			Effective	Expiration	Subject
Territory	Licensor	Licensee	Date	Date	Matter

EXHIBIT B
to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of ________ __, 20__ (this “Agreement”), is made by [NAME OF GRANTOR], a ________ _______ (the “Grantor”), in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of May 20, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower, the Lenders (as defined therein), OrbiMed Royalty Opportunities II, LP, as Origination Agent, and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Administrative Agent, dated as of May 20, 2019 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Trademark Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Lender, as follows:

Section 1                  Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

Section 2                  Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of Grantor’s right, title and interest in and to the following property, whether now or hereafter existing or acquired by the Grantor (the “Trademark Collateral”):

(a)        (i) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, including those referred to in Item A of Schedule I hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or filed, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any state thereof, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademarks”);

(b)        all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark, including each exclusive Trademark license referred to in Item B of Schedule I hereto;

(c)        all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

(d)        the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(e)        all Proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

Section 3                  Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Administrative Agent for the benefit of the Secured Parties under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

Section 4                  Release of Liens. Upon (a) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Trademark Collateral (in the case of clause (a)) or (ii) all Trademark Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

Section 5                  Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

Section 6                  Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

Section 7                  Effective. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Agreement by email (in “pdf,” “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by Authorized Officer as of the date first above written.

[name of grantor]

By:
Name:
Title:

Signature Page to Trademark Security Agreement

SCHEDULE I
to Trademark Security Agreement

Item A. Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Trademark Applications in Preparation

			Expected	Products/
Country	Trademark	Docket No.	Filing Date	Services

Item B. Exclusive Trademark Licenses

Country or				Effective	Expiration
Territory	Trademark	Licensor	Licensee	Date	Date

EXHIBIT C
to Security Agreement

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of ________ __, 20__ (this “Agreement”), is made by [NAME OF GRANTOR], a ________ _______ (the “Grantor”), in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of May 20, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower, the Lenders (as defined therein), OrbiMed Royalty Opportunities II, LP, as Origination Agent, and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Administrative Agent, dated as of May 20, 2019 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Copyright Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Administrative Agent, as follows:

Section 1                  Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

Section 2                  Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Grantor’s right, title and interest in and to the following (the “Copyright Collateral”), whether now or hereafter existing or acquired by the Grantor: all copyrights of the Grantor, whether statutory or common law, whether registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world including the copyrights referred to in Item A of Schedule I hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each exclusive copyright license referred to in Item B of Schedule I hereto, the right to sue for past, present and future Infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit.

Section 3                  Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Administrative Agent for the benefit of the Secured Parties under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

Section 4                  Release of Liens. Upon (a) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Copyright Collateral (in the case of clause (a)) or (ii) all Copyright Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

Section 5                  Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

Section 6                  Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

Section 7                  Effective. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Agreement by email (in “pdf,” “tiff” or similar format) or telecopy shall be effective as delivery or a manually executed counterpart of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[name of grantor]

By:
Name:
Title:

Signature Page to Copyright Security Agreement

SCHEDULE I
to Copyright Security Agreement

Item A. Copyrights/Mask Works

Registered Copyrights/Mask Works

Country	Registration No.	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

Copyright/Mask Work Registration Applications in Preparation

Expected
Country	Docket No.	Filing Date	Author(s)	Title

Item B. Exclusive Copyright/Mask Work Licenses

Country or			Effective	Expiration
Territory	Licensor	Licensee	Date	Date

ANNEX I
to Security Agreement

SUPPLEMENT TO

PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of ____________ ___, 20__ (this “Supplement”), is to the Pledge and Security Agreement, dated as of May 20, 2019 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), by and among ACUTUS MEDICAL, INC., a Delaware corporation (the “Borrower” and together with any other entity that may become a party hereto as provided herein, each a “Grantor” and, collectively, the “Grantors”) and WILMINGTON TRUST, NATIONAL ASSOCIATION (together with its Affiliates, successors, transferees and assignees), as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties (defined below).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of May 20, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower, the Lenders (as defined therein), OrbiMed Royalty Opportunities II, LP, as Origination Agent, and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower; and

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and

WHEREAS, each of the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Lenders to continue to extend Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Secured Parties, as follows.

Section 1                  Party to Security Agreement, Etc. In accordance with the terms of the Security Agreement, by its signature below, each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” or “Grantors” in the Security Agreement shall be deemed to include each of the undersigned.

Section 2                  Schedules. Each of the undersigned hereby authorizes the Administrative Agent to add the information set forth on the Schedules to this Supplement to the correlative Schedules attached to the Disclosure Letter.

Section 3                  Representations. Each of the undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 4                  Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

Section 5                  Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

Section 6                  Governing Law, Entire Agreement, Etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7                  Effectiveness. This Supplement shall become effective when a counterpart hereof executed by the Grantor shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Supplement by email (in “pdf,” “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Supplement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[name of additional subsidiary]

By:
Name:
Title:

[name of additional subsidiary]

By:
Name:
Title:

Signature Page to Security Agreement Supplement

[COPY SCHEDULES FROM SECURITY AGREEMENT]

EXHIBIT F

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and

1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

3 Select as appropriate.

4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower(s): Acutus Medical, Inc.

4.	Administrative Agent: Wilmington Trust, National Association, as the Administrative Agent under the Credit Agreement

5.	Credit Agreement: Credit Agreement, dated as of May 20, 2019, among Acutus Medical, Inc., the Lenders party thereto, OrbiMed Royalty Opportunities II, LP, as Origination Agent, and Wilmington Trust, National Association, as Administrative Agent

6.	Assigned Interest[s]:5

Assignor[s][6]	Assignee[s][7]	Aggregate Amount of Commitment/Loans for all Lenders[8]	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans[9]

		$	$	%
		$	$	%
		$	$	%

5 The reference to “Loans” in the table should be used only if the Commitments have terminated.

6 List each Assignor, as appropriate.

[7. Trade Date: ________________________]10

Effective Date:______________, 20______[TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[SIGNATURE PAGES FOLLOW]

7 List each Assignee, as appropriate.

8 Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. Set forth the type of Commitment to be assigned such as the Initial Commitment/the First Delayed Draw Commitment/the Second Delayed Draw Commitment.

9 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

10 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:
Name:
Title:

[Signature Page to Assignment and Assumption]

Consented to:11

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Consented to:12

ACUTUS MEDICAL, INC.

By:
Name:
Title:

11 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

12 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

[Signature Page to Assignment and Assumption]

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION

1.                  Representations and Warranties.

1.1.            Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.            Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.10(b) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.10(b)(i)(B) and Section 10.10(b)(iii)of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest and (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.                  Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.                  General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit G

FORM OF WARRANT

Exhibit H

FORM OF INTERCOMPANY DEBT SUBORDINATION AGREEMENT

This INTERCOMPANY DEBT SUBORDINATION AGREEMENT (this “Agreement”), dated as of May 20, 2019, is entered into by and among the Obligors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by joinder (collectively, jointly, and severally, the “Obligors” and each, individually, an “Obligor”), in favor of Wilmington Trust, National Association (together with its successors, transferees and assignees), as Administrative Agent (in such capacity, the “Administrative Agent”), in light of the following:

WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among ACUTUS MEDICAL, INC., a Delaware corporation (the “Borrower”), the lenders identified on the signature pages thereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”, and, collectively, “Lenders”, ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership, as the Origination Agent (in such capacity, the “Origination Agent”), and the Administrative Agent, the Lenders have agreed to extend the Commitment and make the Loans to the Borrower pursuant to the terms and conditions thereof; and

WHEREAS, each Obligor has made or may make certain loans or advances from time to time to one or more other Obligors; and

WHEREAS, in order to induce the Origination Agent, the Administrative Agent and the Lenders to enter into the Credit Agreement and the other Loan Documents and to induce the Lenders to extend the Commitment and make the Loans to the Borrower pursuant to the Loan Documents, and in consideration thereof, each Obligor has agreed to subordinate the indebtedness of each other Obligor owed to such Obligor to the below defined Senior Debt upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, each Obligor and the Administrative Agent hereby agree as follows:

SECTION 1        Definitions and Construction.

(a)          Terms Defined in Credit Agreement. All initially capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b)          Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Administrative Agent” has the meaning specified therefor in the preamble hereto.

“Agreement” has the meaning specified therefor in the preamble hereto.

“Bankruptcy Code” means Title 11 of the United States Code, as in effect from time to time.

“Borrower” has the meaning specified therefor in the recitals hereto.

“Credit Agreement” has the meaning specified therefor in the recitals hereto.

“Creditor Obligor” has the meaning specified therefor in the definition of Subordinated Debt.

“Debtor Obligor” has the meaning specified therefor in the definition of Subordinated Debt.

“Discharge of Senior Debt” means the repayment in full of all Senior Debt, in each case, after or concurrently with the termination or expiration of all commitments, if any, to make loans, advances or otherwise extend credit that would constitute Senior Debt.

“Event of Default” has the meaning specified therefor in the Credit Agreement.

“Guarantee” has the meaning specified therefor in the Credit Agreement.

“Indebtedness” has the meaning specified therefor in the Credit Agreement.

“Insolvency Event” has the meaning specified therefor in Section 3.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state, federal or foreign bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Lender” and “Lenders” have the respective meanings specified therefor in the recitals to this Agreement.

“Obligations” has the meaning specified therefor in the Credit Agreement.

“Obligor” and “Obligors” have the respective meanings specified therefor in the preamble hereto.

“Origination Agent” has the meaning specified therefor in the recitals hereto.

“Security Agreement” has the meaning specified therefor in the Credit Agreement.

“Senior Debt” means all obligations (including the Obligations and the Indebtedness evidenced by the Guarantee) and all amounts owing, due, or secured under, or in connection with, the terms of, or evidenced by, the Credit Agreement, any other Loan Document, whether now existing or arising hereafter, including all principal, premium, interest, fees, attorneys’ fees, costs, charges, expenses, reimbursement obligations, any indemnities or guarantees, and all other amounts payable under or secured by any Loan Document (including, in each case, all amounts accruing on or after the commencement of any insolvency proceeding relating to any Loan Party, or that would have accrued or become due under the terms of any Loan Document but for the commencement of any insolvency proceeding with respect to any Loan Party and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such insolvency proceeding).

“Subordinated Debt” means, with respect to each Obligor (each, a “Creditor Obligor”), all Indebtedness, liabilities, and other obligations, whether now existing or arising hereafter, of any other Obligor (each, a “Debtor Obligor”), including all principal, premium, interest, fees, attorneys fees, costs, charges, expenses, reimbursement obligations and any other amounts, in each case, that are owing or due to the Creditor Obligor by such Debtor Obligor, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by such Debtor Obligor to such Creditor Obligor under or in connection with any documents or instruments related thereto.

“Subordinated Debt Payment” means any payment or distribution by or on behalf of any of the Obligors, directly or indirectly, of assets of any of the Obligors of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of Collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.

(c)          Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the Credit Agreement). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein to the satisfaction, repayment, or payment in full of the Senior Debt (including in the definition of “Discharge of Senior Debt”) shall mean (i) the payment or repayment in full in immediately available funds of (A) the principal amount of, and interest accrued with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (B) all expenses of the Administrative Agent and the Lenders that have accrued regardless of whether demand has been made therefor, (C) all fees or charges that have accrued hereunder or under any other Loan Document, (ii) the receipt by the Administrative Agent of cash collateral in order to secure any other contingent Senior Debt for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to the Administrative Agent or the Lenders at the time that are reasonably expected to result in any loss, cost, damage or expense (including attorneys fees and legal expenses), such cash collateral to be in such amount as the Administrative Agent reasonably determines is appropriate to secure such contingent Senior Debt, (iii) the payment or repayment in full in immediately available funds of all other Senior Debt (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Senior Debt)) other than unasserted contingent indemnification obligations, and (iv) the termination of all of the Commitments of the Lenders. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2        Subordination to Payment of Senior Debt. All payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the Discharge of Senior Debt.

SECTION 3        Subordination upon Any Distribution of Assets of the Obligors. In the event of any payment or distribution of assets of any Debtor Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such Debtor Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such Debtor Obligor, or upon the occurrence of an insolvency proceeding, or otherwise (such events, collectively, the “Insolvency Events”): (a) the Discharge of Senior Debt must have occurred before any Subordinated Debt Payment is made; and (b) any Subordinated Debt Payment to which any Creditor Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating lender making such payment or distribution directly to Agent for application to the payment of the Senior Debt until the Discharge of Senior Debt has occurred, after giving effect to any concurrent payment or distribution or provision therefor to the Administrative Agent or any Lender in respect of such Senior Debt.

SECTION 4        Payments on Subordinated Debt.

(a)          Permitted Payments. So long as no Event of Default has occurred and is continuing, each Debtor Obligor may make, and each Creditor Obligor shall be entitled to accept and receive Subordinated Debt Payments expressly allowed, if any, under the Credit Agreement.

(b)          No Payment upon Senior Debt Defaults. Upon the occurrence and during the continuance of any Event of Default, and until such Event of Default is waived in accordance with the Credit Agreement, no Debtor Obligor shall make, and no Creditor Obligor shall accept or receive, any Subordinated Debt Payment. For the avoidance of doubt, once such Event of Default is cured or waived, and so long as no other Event of Default has occurred and is continuing, any Debtor Obligor may make and any Creditor Obligor may accept or receive any Subordinated Debt Payment, including payments scheduled for the period of time when such Event of Default existed to the extent permitted by the Credit Agreement.

SECTION 5        Subordination of Remedies. Until the Discharge of Senior Debt has occurred, whether or not any Insolvency Event has occurred, no Creditor Obligor will:

(a)          accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt;

(b)          bring, commence, institute, prosecute, or participate in any lawsuit, action, or proceeding, whether private, judicial, equitable, administrative, or otherwise to enforce its rights or interests in respect of the Subordinated Debt;

(c)          exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

(d)          exercise any of its rights or remedies in connection with the Subordinated Debt with respect to any Collateral of any Debtor Obligor;

(e)          exercise any right to set-off or counterclaim in respect of any Indebtedness, liabilities, or obligations of such Creditor Obligor to any Debtor Obligor against any of the Subordinated Debt;

(f)           in its capacity as a Creditor Obligor, contest, protest, or object to any exercise of secured creditor remedies by the Administrative Agent or any Lender in connection with the Senior Debt;

(g)          object to any forbearance by the Administrative Agent or any Lender in connection with the Senior Debt; or

(h)          commence, or cause to be commenced, or join with any creditor other than the Administrative Agent or any Lender in commencing, any insolvency proceeding against any Debtor Obligor.

SECTION 6        Payment over to the Administrative Agent. In the event that, notwithstanding the provisions of Sections 2, 3, 4, and 5, any Subordinated Debt Payments shall be received in contravention of such Sections 2, 3, 4, or 5 by any Creditor Obligor before the Discharge of Senior Debt has occurred, such Subordinated Debt Payments shall be segregated and held in trust for the benefit of the Lenders and shall be forthwith paid over or delivered to the Administrative Agent, in the same form as received and with any necessary endorsements, for application to the payment of the Senior Debt in accordance with the terms of the Loan Documents. The Administrative Agent is authorized to make any such endorsements as Administrative Agent for the Creditor Obligors. Such authorization is coupled with an interest and is irrevocable until the Discharge of Senior Debt.

SECTION 7        Authorization to the Administrative Agent. If, while any Subordinated Debt is outstanding and before Discharge of Senior Debt has occurred, any Insolvency Event shall occur and be continuing with respect to any Obligor or its property: (a) the Administrative Agent hereby is irrevocably authorized and empowered (in the name of each Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it, the Origination Agent or the Required Lenders may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Administrative Agent (or any Lender) under any of the Loan Documents; and (b) each Obligor shall promptly take such action as the Administrative Agent (at the direction of the Origination Agent or the Required Lenders) may reasonably request (i) to collect the Subordinated Debt for the account of the Lenders and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (ii) to execute and deliver to the Administrative Agent such powers of attorney, assignments, and other instruments as it may reasonably request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (iii) to collect and receive any and all Subordinated Debt Payments.

SECTION 8        Certain Agreements Of Each Obligor.

(a)          No Benefits. Each Obligor understands that there may be various agreements between the Lenders and any other Obligor evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor unless such Obligor is also a party thereto (in which case, the rights of such Obligor are as set forth therein) and that the Administrative Agent and the Lenders shall have no obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements unless such Obligor is also a party thereto (in which case, the rights of such Obligor are as set forth therein).

(b)          No Interference. Each Obligor acknowledges that certain other Obligors have granted to the Administrative Agent for the benefit of the Lenders security interests in substantially all of such other Obligor’s assets, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by the Administrative Agent in accordance with the applicable Loan Documents or applicable law.

(c)          Reliance by the Administrative Agent and the Lenders. Each Obligor acknowledges and agrees that the Administrative Agent and each Lender will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or issuing the Loans or other financial accommodations thereunder.

(d)          Waivers. Except as provided under the Credit Agreement or any other Loan Document, each Obligor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

(e)          Obligations of Each Obligor Not Affected. Each Creditor Obligor hereby agrees that at any time and from time to time, without notice to or the consent of such Creditor Obligor, without incurring responsibility to such Creditor Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of the Administrative Agent or any Lender hereunder: (i) the time for any Debtor Obligor’s performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by the Administrative Agent or any Lender; (ii) the agreements of any Debtor Obligor with respect to the Loan Documents may from time to time be modified by such other Debtor Obligor, the Administrative Agent, or any Lender for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such Debtor Obligor, the Administrative Agent, or any Lender thereunder; (iii) the manner, place, or terms for payment by any Debtor Obligor of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt of any Debtor Obligor may be renewed in whole or in part; (iv) the maturity of the Senior Debt of any Debtor Obligor may be accelerated in accordance with the terms of any present or future agreement by any Debtor Obligor, the Administrative Agent, or any Lender; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of the Administrative Agent may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the Debtor Obligors, any other Person, or with respect to any Collateral may be exercised (or the Administrative Agent or any Lender may waive or refrain from exercising such rights as provided in the Loan Documents) in each case, in accordance with the applicable Loan Documents and applicable law.

(f)           Rights of the Administrative Agent Not to Be Impaired. No right of the Administrative Agent or any Lender to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any Obligor, the Administrative Agent or any Lender hereunder or under or in connection with the other Loan Documents or by any noncompliance by the other Obligors with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof the Administrative Agent or any Lender may have or otherwise be charged with.

(g)          Financial Condition of the Obligors. No Obligor shall have any right to require the Administrative Agent to obtain or disclose any information with respect to: (i) the financial condition or character of any other Obligor or the ability of any other Obligor to pay and perform any or all of the Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of the Administrative Agent or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

(h)          Acquisition of Liens or Guaranties. Except as expressly permitted by the Credit Agreement, no Creditor Obligor shall (i) acquire any Lien on any asset of any Debtor Obligor or (ii) accept any guaranties from any other Obligor or from any other Subsidiary of any Loan Party for the Subordinated Debt.

SECTION 9        Subrogation. With respect to any payments or distribution in cash, property, or other assets that any Creditor Obligor pays over to the Administrative Agent (for the benefit of the Lenders) under the terms of this Agreement, each Creditor Obligor shall be subrogated to the rights of the Administrative Agent and the Lenders; provided, however, that each Creditor Obligor agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any such payment or distribution hereunder until the Discharge of Senior Debt has occurred; provided further, however, that no Creditor Obligor shall exercise or enforce any such rights against any Debtor Obligor (including after the Discharge of Senior Debt) if all or any portion of the Senior Debt shall have been satisfied in connection with an exercise of remedies by the Administrative Agent in respect of the equity interests of such Debtor Obligor whether pursuant to the Guarantee, the Security Agreement or otherwise.

SECTION 10    Continuing Agreement; Reinstatement.

(a)          Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until the Discharge of Senior Debt has occurred. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Obligors. This Agreement shall be applicable both before and after the commencement of any insolvency proceeding and all converted or succeeding cases in respect thereof. The relative rights of parties hereto in or to any distributions from or in respect of any Collateral or proceeds of Collateral, shall continue after the commencement of any insolvency proceeding. Accordingly, the provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510 of the Bankruptcy Code.

(b)          Reinstatement. This Agreement shall continue to be effective or shall be reinstated (and the amount of Senior Debt shall be reinstated), as the case may be, if, for any reason, any payment of the Senior Debt shall be rescinded or must otherwise be restored by the Administrative Agent or any Lender to any Loan Party, whether as a result of an Insolvency Event or otherwise.

SECTION 11    Transfer of Subordinated Debt. Except as expressly permitted by the Credit Agreement, no Obligor may assign or transfer its rights and obligations in respect of the Subordinated Debt, and any transferee or assignee of the Subordinated Debt, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form reasonably satisfactory to the Administrative Agent.

SECTION 12    Obligations of the Obligors Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Creditor Obligor against each Debtor Obligor, on the one hand, and of the Administrative Agent and the Lenders against each Creditor Obligor, on the other hand. Nothing contained in this Agreement shall (i) impair, as between each Creditor Obligor and any Debtor Obligor, the obligation of the Debtor Obligor to pay its respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of any Creditor Obligor against any Debtor Obligor, on the one hand, and of the creditors (other than the Administrative Agent or the Lenders) of the Debtor Obligors against the Debtor Obligors, on the other hand.

SECTION 13    Endorsement of Obligor Documents; Further Assurances And Additional Acts.

(a)          Endorsement of Obligor Documents. Upon the written request of the Administrative Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Obligor shall promptly deliver to the Administrative Agent evidence of the same.

(b)          Further Assurances and Additional Acts. Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Administrative Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide the Administrative Agent with evidence of the foregoing reasonably satisfactory in form and substance to the Administrative Agent.

SECTION 14    Notices. All notices and other communications provided for hereunder shall be given in the form and manner provided in the Credit Agreement, and, if to the Administrative Agent, shall be mailed, sent, or delivered to the Administrative Agent at its address as specified in the Credit Agreement and, if to any Obligor, shall be mailed, sent or delivered in care of the Borrower in accordance with the notice provisions set forth in Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the other party in writing.

SECTION 15    No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to the Administrative Agent or the Lenders.

SECTION 16    Costs and Expenses. The Obligors, jointly and severally, agree to pay to the Administrative Agent promptly after demand therefor all expenses of the Administrative Agent and the Lenders (including the fees, costs and expenses of the Administrative Agent’s, the Origination Agent’s and the Lenders’ respective agents and counsel) in connection with this Agreement, including in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement, or any amendments, modifications, or waivers of the terms hereof, or the enforcement or attempted enforcement of, or preservation of rights or interests under, this Agreement, including any losses incurred by the Administrative Agent as a result of any failure by any Obligor to perform or observe its obligations contained in this Agreement.

SECTION 17    Survival. All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect until the Discharge of Senior Debt has occurred. The foregoing to the contrary notwithstanding, the obligations of each Obligor under Section 9 and Section 16 shall survive the Discharge of Senior Debt.

SECTION 18    Benefits of Agreement. This Agreement is entered into for the sole protection and benefit of the Obligors, the Administrative Agent, and the Lenders and their respective successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

SECTION 19    Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor, the Administrative Agent, and the Lenders and their respective successors and assigns.

SECTION 20    Governing Law; Venue; Jury Trial Waiver; Judicial Reference Provision. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 10.9, 10.12 AND 10.13 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

SECTION 21    Entire Agreement; Amendments and Waivers; Conflicts.

(a)          Entire Agreement. This Agreement, together with the other Loan Documents, constitutes the entire agreement of each of the Obligors, the Administrative Agent and the Lenders with respect to the matters set forth herein and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

(b)          Amendments and Waivers. No amendment to or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Obligors and the Administrative Agent; and no waiver of any provision of this Agreement, or consent to any departure by any Obligor from any provision hereof, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)          Conflicts with Subordinated Debt Documents. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

(d)          Conflicts with Credit Agreement. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any of the terms and provisions of the Credit Agreement, on the other hand, then the terms and provisions of the Credit Agreement shall control.

SECTION 22    Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

SECTION 23    Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Administrative Agent, any member of the Lenders, or any Obligor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

SECTION 24    Counterparts; Telefacsimile, PDF or Other Electronic Delivery. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile, PDF or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile, PDF or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

SECTION 25    New Subsidiaries. Each Obligor shall cause any Subsidiary (whether by acquisition or formation) of any Loan Party that is required to execute a joinder to the Guarantee, the Security Agreement or the Credit Agreement, as the case may be, to execute and deliver to the Administrative Agent a joinder to this Agreement in a form reasonably satisfactory to the Administrative Agent. Upon the execution and delivery of such a joinder by such Subsidiary, such Subsidiary shall become an Obligor hereunder with the same force and effect as if originally named as an Obligor herein. The execution and delivery of any agreement or instrument adding an additional Obligor as a party to this Agreement shall not require the consent of any other Obligor hereunder. The rights and obligations of each Obligor hereunder shall remain in full force and effect notwithstanding the addition of any new Obligor hereunder as though such new Obligor had originally been named an Obligor hereunder on the date of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

OBLIGORS:

ACUTUS MEDICAL, INC., a Delaware corporation

By:
Name:
Title:

ACUTUS MEDICAL, N.V., a Belgian company

By:
Name:
Title:

[ADDITIONAL OBLIGOR]

By:
Name:
Title:

[Signature Page to Intercompany Subordination Agreement]

ADMINISTRATIVE AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:
Name:
Title:

[Signature Page to Intercompany Subordination Agreement]

Exhibit I

FORM OF REGISTRATION RIGHTS AGREEMENT